                                                                    EXHIBIT 10.2

                                               Published CUSIP Number: 15231JAC1

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                      among

                               CENTEX CORPORATION,
                                    Borrower

                             BANK OF AMERICA, N.A.,
                              Administrative Agent

                                       and

                            THE LENDERS NAMED HEREIN,
                                     Lenders

                                  $300,000,000

                            DATED AS OF JULY 16, 2004

                               JPMORGAN CHASE BANK
                                       and
                             ROYAL BANK OF SCOTLAND,
                              Co-Syndication Agents

                          CITICORP NORTH AMERICA, INC.,
                               Documentation Agent

                                  BNP PARIBAS,
                             CALYON NEW YORK BRANCH,
                                       and
                           CREDIT SUISSE FIRST BOSTON,
                                 Managing Agents

                         BANC OF AMERICA SECURITIES LLC,
                    Sole Lead Arranger and Sole Book Manager

                                TABLE OF CONTENTS

                                                                                                                     Page
SECTION 1 DEFINITIONS AND TERMS..................................................................................      1

         1.1      Definitions....................................................................................      1

         1.2      Number and Gender of Words; Other References...................................................     15

         1.3      Accounting Principles..........................................................................     16

         1.4      Time References................................................................................     16

         1.5      Letter of Credit Amounts.......................................................................     16

SECTION 2 CREDIT EXTENSION PROVISIONS............................................................................     16

         2.1      Letters of Credit..............................................................................     16

         2.2      Lenders; Increase in Total Commitment..........................................................     25

         2.3      Voluntary Termination or Reduction of Commitments..............................................     26

SECTION 3 TERMS OF PAYMENT.......................................................................................     26

         3.1      Notes and Payments.............................................................................     26

         3.2      Mandatory Payments.............................................................................     27

         3.3      Default Rate...................................................................................     27

         3.4      Interest Recapture.............................................................................     27

         3.5      Interest Calculations..........................................................................     27

         3.6      Maximum Rate...................................................................................     28

         3.7      Order of Application...........................................................................     28

         3.8      Right of Set-off; Adjustments..................................................................     29

         3.9      Booking Borrowings.............................................................................     29

SECTION 4 CHANGE IN CIRCUMSTANCES................................................................................     30

         4.1      Increased Cost and Reduced Return..............................................................     30

         4.2      Limitation on Types of Borrowings..............................................................     31

         4.3      Illegality.....................................................................................     31

         4.4      Treatment of Affected Loans....................................................................     31

         4.5      Compensation...................................................................................     32

         4.6      Taxes..........................................................................................     32

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  i

SECTION 5 FEES...................................................................................................     34

         5.1      Treatment of Fees..............................................................................     34

         5.2      Fees of Administrative Agent...................................................................     34

         5.3      Letter of Credit Fees..........................................................................     34

         5.4      Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer......................     34

         5.5      Unused Fee.....................................................................................     35

SECTION 6 CONDITIONS PRECEDENT...................................................................................     35

         6.1      Conditions Precedent to Closing................................................................     35

         6.2      Conditions to all Credit Extensions............................................................     36

SECTION 7 REPRESENTATIONS AND WARRANTIES.........................................................................     37

         7.1      Purpose of Letter of Credit Facility...........................................................     37

         7.2      Existence, Good Standing, Authority, and Authorizations........................................     37

         7.3      Subsidiaries; Capital Stock....................................................................     37

         7.4      Authorization and Contravention................................................................     37

         7.5      Binding Effect.................................................................................     38

         7.6      Financial Statements...........................................................................     38

         7.7      Litigation, Claims, Investigations.............................................................     38

         7.8      Taxes..........................................................................................     38

         7.9      Environmental Matters..........................................................................     38

         7.10     Employee Benefit Plans.........................................................................     39

         7.11     Properties; Liens..............................................................................     39

         7.12     Government Regulations.........................................................................     39

         7.13     Transactions with Affiliates...................................................................     39

         7.14     No Default.....................................................................................     39

         7.15     Solvency.......................................................................................     39

         7.16     Compliance with Legal Requirements.............................................................     39

         7.17     Full Disclosure................................................................................     40

         7.18     Senior Debt....................................................................................     40

SECTION 8 AFFIRMATIVE COVENANTS..................................................................................     40

         8.1      Use of Proceeds................................................................................     40

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  ii

         8.2      Books and Records..............................................................................     40

         8.3      Items to be Furnished..........................................................................     40

         8.4      Inspections....................................................................................     42

         8.5      Taxes..........................................................................................     42

         8.6      Payment of Obligations.........................................................................     42

         8.7      Maintenance of Existence, Assets, and Business.................................................     42

         8.8      Insurance......................................................................................     43

         8.9      Preservation and Protection of Rights..........................................................     43

         8.10     Environmental Laws.............................................................................     43

         8.11     Compliance with Legal Requirements.............................................................     43

         8.12     Designation of Unrestricted Subsidiaries.......................................................     43

SECTION 9 NEGATIVE COVENANTS.....................................................................................     44

         9.1      Employee Benefit Plans.........................................................................     44

         9.2      Liens..........................................................................................     45

         9.3      Subsidiary Indebtedness; Limitations on Upstreaming............................................     46

         9.4      Transactions with Affiliates...................................................................     46

         9.5      Compliance with Documents......................................................................     46

         9.6      Assignment.....................................................................................     46

         9.7      Fiscal Year and Accounting Methods.............................................................     46

         9.8      Government Regulations.........................................................................     47

         9.9      Sale of Assets.................................................................................     47

         9.10     Mergers and Dissolutions; Sale of Capital Stock................................................     47

         9.11     New Business...................................................................................     47

         9.12     Financial Covenants............................................................................     47

SECTION 10 DEFAULT...............................................................................................     48

         10.1     Payment of Obligation..........................................................................     48

         10.2     Covenants......................................................................................     48

         10.3     Debtor Relief..................................................................................     48

         10.4     Judgments and Attachments......................................................................     48

         10.5     Government Action..............................................................................     49

         10.6     Misrepresentation..............................................................................     49

         10.7     Change of Control..............................................................................     49

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  iii

         10.8     Default Under Other Debt and Agreements........................................................     49

         10.9     Employee Benefit Plans.........................................................................     49

         10.10    Validity and Enforceability of Loan Documents..................................................     50

SECTION 11 RIGHTS AND REMEDIES...................................................................................     50

         11.1     Remedies Upon Default..........................................................................     50

         11.2     Borrower Waivers...............................................................................     51

         11.3     Performance by Administrative Agent............................................................     51

         11.4     Delegation of Duties and Rights................................................................     51

         11.5     Not in Control.................................................................................     51

         11.6     Course of Dealing..............................................................................     51

         11.7     Cumulative Rights..............................................................................     52

         11.8     Application of Proceeds........................................................................     52

         11.9     Certain Proceedings............................................................................     52

         11.10    Expenses; Indemnification......................................................................     52

SECTION 12 ADMINISTRATIVE AGENT..................................................................................     53

         12.1     Appointment and Authorization of Administrative Agent..........................................     53

         12.2     Delegation of Duties...........................................................................     54

         12.3     Liability of Administrative Agent..............................................................     54

         12.4     Reliance by Administrative Agent...............................................................     54

         12.5     Notice of Event of Default.....................................................................     55

         12.6     Credit Decision; Disclosure of Information by Administrative Agent.............................     55

         12.7     Indemnification of Administrative Agent........................................................     56

         12.8     Administrative Agent in its Individual Capacity................................................     56

         12.9     Successor Administrative Agent.................................................................     56

         12.10    Administrative Agent May File Proofs of Claims.................................................     57

         12.11    Other Agent; Arrangers; and Managers...........................................................     57

SECTION 13 MISCELLANEOUS.........................................................................................     58

         13.1     Headings.......................................................................................     58

         13.2     Nonbusiness Days...............................................................................     58

         13.3     Communications.................................................................................     58

         13.4     Form and Number of Documents...................................................................     59

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  iv

         13.5     Exceptions to Covenants........................................................................     59

         13.6     Survival.......................................................................................     59

         13.7     GOVERNING LAW..................................................................................     59

         13.8     Invalid Provisions.............................................................................     59

         13.9     Entirety.......................................................................................     59

         13.10    Jurisdiction; Venue; Service of Process; Jury Trial............................................     60

         13.11    Amendments, Consents, Conflicts, and Waivers...................................................     60

         13.12    Multiple Counterparts..........................................................................     61

         13.13    Successors and Assigns; Assignments and Participations.........................................     61

         13.14    Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances....................     64

         13.15    Limited Waiver.................................................................................     64

         13.16    Confidentiality................................................................................     64

         13.17    USA Patriot Act Notice.........................................................................     65

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  v

                             SCHEDULES AND EXHIBITS

Schedule 1.1      -       Existing Letters of Credit
Schedule 2.1      -       Lenders and Commitments; Addresses for Notice
Schedule 7.3      -       Subsidiaries and Stock

Exhibit A         -       Form of Note
Exhibit B         -       Form of Compliance Certificate
Exhibit C         -       Form of Notice of Conversion/Continuation
Exhibit D         -       Form of Opinion of Counsel
Exhibit E         -       Form of Assignment and Acceptance Agreement

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  vi

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

      THIS LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT is entered into as of July 16, 2004 (the "CLOSING DATE") among CENTEX CORPORATION, a Nevada corporation ("BORROWER"), Lenders (hereinafter defined), and BANK OF AMERICA, N.A., as Administrative Agent (hereinafter defined).

                                 R E C I T A L S

      A. Borrower has requested that Lenders extend credit to Borrower in the form of this Agreement, providing for, among other things, a letter of credit facility in the aggregate principal amount of up to $300,000,000.

      B. Upon and subject to the terms and subject to the conditions of this Agreement, Lenders are willing to extend such credit to Borrower.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1 DEFINITIONS AND TERMS.

      1.1 DEFINITIONS. As used herein:

      ADJUSTED EURODOLLAR RATE means, for any Eurodollar Borrowing for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) determined by Administrative Agent to be equal to the quotient obtained by dividing (a) the Eurodollar Rate for such Eurodollar Borrowing for such Interest Period by (b) one (1) minus the Reserve Requirement for such Eurodollar Borrowing for such Interest Period.

      ADMINISTRATIVE AGENT means Bank of America, N.A., and its permitted successors and assigns as "Administrative Agent" for Lenders under this Agreement.

      AFFILIATE of any Person means any other Person who directly or indirectly controls, or is controlled by, or is under common control with, such Person, and, for purposes of this definition only, "control," "controlled by," and "under common control with" mean possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract, or otherwise).

      AGENT-RELATED PERSONS means Administrative Agent, together with its Affiliates (including Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

      AGREEMENT means this Letter of Credit and Reimbursement Agreement (as the same may hereafter be amended, modified, supplemented, or restated from time to time).

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

      APPLICABLE LENDING OFFICE means, for each Lender, the "Lending Office" of such Lender (or an Affiliate of such Lender) designated on SCHEDULE 2.1 or such other office as such Lender may from time to time specify to Administrative Agent and Borrower by written notice in accordance with the terms hereof as the office by which its Credit Extensions are to be made and maintained.

      APPLICABLE MARGIN means, as of any date of determination, the interest margin over the Prime Rate or the Adjusted Eurodollar Rate, and the applicable fees payable pursuant to SECTION 5.5 that corresponds to the Moody's Rating and the S & P Rating set forth below on such date of determination:

                                                                         Applicable Margin for
                                                                         Eurodollar Borrowings       Applicable
                                               Applicable Margin for      and Letter of Credit       Margin for
Level     Moody's Rating     S & P Rating      Prime Rate Borrowings              Fees               Unused Fees
1            A3 or higher     A- or higher            0.0000%                    0.5000%               0.1000%

2            Baa1             BBB+                    0.0000%                    0.6000%               0.1250%

3            Baa2             BBB                     0.0000%                    0.7500%               0.1500%

4            Baa3             BBB-                    0.0000%                    1.0250%               0.2000%

5            Ba1 or lower     BB+ or lower or         0.2500%                    1.2500%               0.2500%
             or               Not Rated
             Not Rated

For purposes of the foregoing: (a) if the Moody's Rating and the S & P Rating shall fall within different LEVELS, then the Applicable Margin shall be determined by reference to the numerically higher LEVEL (e.g., if the S & P Rating is in LEVEL 1 and the Moody's Rating is in LEVEL 2, then the Applicable Margin shall be determined by reference to LEVEL 2); and (b) if either Moody's or S & P no longer publishes ratings and Borrower and Administrative Agent cannot agree on another ratings agency to replace Moody's or S & P, as the case may be, then the Moody's Rating or the S & P Rating, as the case may be, shall be deemed to be "Not Rated." Each change in the Applicable Margin shall be effective on the earlier of: (i) the actual date of delivery by Borrower to Administrative Agent of notice of a change in S & P Rating or Moody's Rating pursuant to SECTION 8.3(G); and (ii) the date on which Borrower is obligated to deliver notice of a change in S & P Rating or Moody's Rating to Administrative Agent pursuant to SECTION 8.3(g).

      APPROVED FUND is defined in SECTION 13.13(g).

      ARRANGER means Banc of America Securities LLC, and its successors and permitted assigns in its capacity as "Sole Lead Arranger" under the Loan Documents.

      ATTORNEY COSTS means and includes all reasonable fees, expenses, and disbursements of any law firm or other external counsel.

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  2

      AUTHORIZATIONS means all filings, recordings, and registrations with, and all validations or exemptions, approvals, orders, authorizations, consents, franchises, licenses, certificates, and permits from, any Governmental Authority.

      BORROWER is defined in the preamble to this Agreement.

      BORROWING means any Prime Rate Borrowing or Eurodollar Borrowing pursuant to SECTION 2.1(c).

      BUSINESS DAY means (a) for all purposes, any day other than Saturday, Sunday, and any other day on which commercial banking institutions are required or authorized by any Legal Requirement to be closed at the place of Administrative Agent's Payment Office or payments cannot be made on the United States Fedwire System, and (b) in addition to the foregoing, in respect of any Eurodollar Borrowing, a day on which dealings in United States dollars are conducted in the London interbank market and commercial banks are open for international business in London.

      CAPITALIZED LEASE OBLIGATIONS means all obligations under Capital Leases taken at the amount thereof accounted for as liabilities in accordance with GAAP.

      CAPITAL LEASE means any capital lease or sublease which should be capitalized on a balance sheet in accordance with GAAP.

      CASH COLLATERALIZE is defined in SECTION 2.1(i).

      CHANGE IN CONTROL means, with respect to any Person, any event or series of events by which:

      (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such Person or its Subsidiaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a Person or group shall be deemed to have "beneficial ownership" of all securities that such Person or group has the right to acquire (such right, an "OPTION RIGHT"), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of fifty percent (50%) or more of the equity securities of such Person entitled to vote for members of the board of directors or equivalent governing body of such Person on a fully-diluted basis (and taking into account all such securities that such Person or group has the right to acquire pursuant to any option right); or

      (b) during any period of twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of such Person cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body, or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  3
or more directors by any Person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors).

      CLOSING DATE is defined in the preamble to this Agreement.

      COMMITMENT means, for any Lender at any date of determination, the amount stated beside each Lender's name as set forth on SCHEDULE 2.1 or on the most-recently amended SCHEDULE 2.1, if any, prepared by Administrative Agent pursuant to SECTION 2.2 or SECTION 13.13 (which amount is subject to increase, reduction, or cancellation in accordance with this Agreement).

      COMPANIES means, as of any date, Borrower and each of its Subsidiaries, and COMPANY means any one of the Companies.

      COMPLIANCE CERTIFICATE means a certificate signed by a Responsible Officer, substantially in the form of EXHIBIT B.

      CONSEQUENTIAL LOSS is defined in SECTION 4.5.

      CONSOLIDATED ADJUSTED NET INCOME means, for any period of determination, consolidated net earnings (after income taxes and without deduction for losses) of the Companies, but excluding (a) gains from extraordinary items for such period, and (b) any aggregate net gain during such period arising from the sale, exchange, or other disposition of capital assets by the Companies (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all securities (other than securities sold in the ordinary course of business)).

      CONSOLIDATED DEBT means, as of any date of determination, (a) all Debt of the Restricted Companies, on a consolidated basis, minus (b) Excess Cash not subject to any Liens or other restrictions not inherent in the particular investment or obligation; provided that, for purposes of SECTION 8.12, Consolidated Debt means, as of the date of determination, all Debt of the Restricted Companies, on a consolidated basis.

      CONSOLIDATED EBITDA means, for any period of determination and without duplication, the EBITDA of the Restricted Companies, on a consolidated basis.

      CONSOLIDATED INTEREST EXPENSE means, for any period of determination, the Interest Expense of the Restricted Companies, on a consolidated basis.

      CONSOLIDATED TANGIBLE NET WORTH means, as of any date of determination, Tangible Net Worth of the Companies (other than any Excluded Subsidiary), on a consolidated basis determined in accordance with GAAP.

      CONSTITUENT DOCUMENTS means, with respect to any Person, its articles or certificate of incorporation, bylaws, partnership agreement, organizational documents, limited liability company agreement, trust agreement, or such other documents as may govern such Person's formation, organization, and management.

      CONTINGENT OBLIGATIONS means as to any Person any obligation of such Person guaranteeing any Debt, leases, dividends, or other obligations ("PRIMARY OBLIGATIONS") of any other Person (the "PRIMARY

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  4

OBLIGOR") in any manner, whether directly or indirectly, and any other obligation of such Person, whether or not contingent, pursuant to which such Person is liable under or with respect to a primary obligation of a primary obligor, in each case that would be included on a balance sheet of such Person (or disclosed and assigned a monetary value in the footnotes thereto) properly prepared in accordance with GAAP as a "Contingent Obligation."

      CONTINUE, CONTINUATION, and CONTINUED refers to the continuation pursuant to SECTION 2.1(c) of a Eurodollar Borrowing from one Interest Period to the next Interest Period.

      CONVERT, CONVERSION, and CONVERTED refers to a conversion pursuant to
SECTION 2.1(c) of one Type of Borrowing into another Type of Borrowing.

      CREDIT EXTENSION means each of the following: (a) a Borrowing; and (b) an L/C Credit Extension.

      CREDIT PARTIES means Administrative Agent and Lenders, and CREDIT PARTY means any one of the Credit Parties.

      CUMULATIVE CONSOLIDATED NET INCOME means the sum of Quarterly Consolidated Net Income for the fiscal quarter ended June 30, 2004, and for each succeeding fiscal quarter during the term hereof.

      CURRENT FINANCIALS means, at the time of any determination thereof, the most recently delivered to the Credit Parties of either (a) the Financial Statements for the fiscal year ended March 31, 2004, calculated on a consolidated basis for the Companies, or (b) the Financial Statements required to be delivered under SECTION 8.3(a) or 8.3(b), as the case may be.

      DEBT means (without duplication), for any Person, the sum of the following: (a) all liabilities, obligations, and indebtedness of such Person for money borrowed; (b) all liabilities, obligations, and indebtedness of such Person which is evidenced by bonds, notes, debentures, or other similar instruments; (c) all Capitalized Lease Obligations of such Person; (d) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person, and obligations of such Person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business that are not past-due for more than ninety (90) days); (e) all Contingent Obligations of such Person; (f) all obligations of the type referred to in CLAUSES (a) and (b) preceding of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person); (g) the face amount of all letters of credit and banker's acceptances issued for the account of such Person, and without duplication, all drafts drawn and unpaid thereunder; (h) all Stock of such Person subject to repurchase or redemption by such Person other than at the sole option of such Person; (i) all obligations of such Person to purchase Stock (or other property) which arise out of or in connection with the sale by such Person of the same or substantially similar Stock (or property); and (j) net obligations of such Person arising under Financial Hedges entered into by such Person as determined in accordance with GAAP.

      DEBTOR RELIEF LAWS means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, fraudulent transfer or conveyance, suspension of payments, or similar Legal Requirements from time to time in effect affecting the Rights of creditors generally.

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  5

      DEFAULTING LENDER means, as of any date, any Lender that has (a) failed to make a Credit Extension required to be made by it hereunder, or (b) given notice to Administrative Agent or Borrower that it will not make, or that it has disaffirmed or repudiated any obligation to make, any Credit Extension hereunder (unless such notice is given by all Lenders).

      DEFAULT RATE means, (i) with respect to any Borrowing, on any date, a per annum rate of interest equal from day to day to the lesser of (a) the non-default interest rate applicable to such Borrowing, plus two percent (2%) and (b) the Maximum Rate, and (ii) with respect to any other Obligation under the Loan Documents, the lesser of (a) the Prime Rate plus the then-effective Applicable Margin for Prime Rate Borrowings, plus two percent (2%) and (b) the Maximum Rate.

      DOLLARS and the symbol $ mean lawful money of the United States of America.

      EBITDA means, with respect to any Person for any fiscal period, an amount equal to (a) consolidated net income of such Person for such period, minus (b) the sum of (i) income tax credits, (ii) interest income, (iii) gains from extraordinary items for such period, and (iv) any aggregate net gain during such period arising from the sale, exchange, or other disposition of capital assets by such Person (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all securities (other than securities sold in the ordinary course of business)), in each case to the extent included in the calculation of consolidated net income of such Person for such period in accordance with GAAP, but without duplication, minus (c) any cash payments made in respect of any item of extraordinary loss accrued during a prior period and added back to EBITDA in such prior period pursuant to CLAUSE (d)(v) below, plus (d) the sum of (i) any provision for income taxes, (ii) Interest Expense, (iii) the amount of depreciation and amortization for such period, (iv) the amount of any deduction to consolidated net income as the result of any stock option expense, (v) the amount of any item of extraordinary loss not paid in cash in such period, and (vi) the absolute value of any aggregate net loss during such period arising from the sale, exchange, or other disposition of capital assets by such Person (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all securities (other than securities sold in the ordinary course of business)), in each case to the extent included in the calculation of consolidated net income of such Person for such period in accordance with GAAP, but without duplication.

      ELIGIBLE ASSIGNEE is defined in SECTION 13.13(g).

      EMPLOYEE PLAN means an employee pension benefit plan covered by Title IV of ERISA and established or maintained by Borrower or any ERISA Affiliate, but not including any Multiemployer Plan.

      ENVIRONMENTAL LAW means any Legal Requirement relating to protection of the public health and welfare and/or the environment, including any Legal Requirement relating to: the generation, processing, treatment, storage, transport, disposal, investigation, and remediation or other management of Hazardous Materials; the storage, handling, use, and transport of chemicals and Hazardous Materials; and protection of areas of particular environmental concern, including wetlands, areas inhabited by endangered species, historic sites, and areas above protected aquifers.

      EQUITY ISSUANCE means the issuance or sale by any Restricted Company of any Stock, other than present and future Stock issued to other Companies or to employees, directors, or consultants of any of the Companies.

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  6

      ERISA means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and rulings thereunder.

      ERISA AFFILIATE means any company or trade or business (whether or not incorporated) which, for purposes of Title IV of ERISA, is a member of Borrower's controlled group or which is under common control with Borrower within the meaning of Section 414(b), (c), (m), or (o) of the Tax Code.

      EURODOLLAR BORROWING means a Borrowing bearing interest at the sum of the Adjusted Eurodollar Rate plus the Applicable Margin for Eurodollar Borrowings.

      EURODOLLAR RATE means, for any Eurodollar Borrowing for any Interest
Period:

      (a) the rate per annum equal to the rate determined by Administrative Agent to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period; or

      (b) if the rate referenced in the preceding CLAUSE (a) does not appear on such page or service or such page or service shall not be available, the rate per annum equal to the rate determined by Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period; or

      (c) if the rates referenced in the preceding CLAUSES (a) and (b) are not available, the rate per annum determined by Administrative Agent as the rate of interest at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Borrowing being made, continued, or converted by Administrative Agent and with a term equivalent to such Interest Period would be offered by Administrative Agent's London branch to major banks in the London interbank eurodollar market at their request at approximately 4:00 p.m. (London time) two (2) Business Days prior to the first day of such Interest Period.

      EVENT OF DEFAULT is defined in SECTION 10.

      EXCESS CASH means, for the Restricted Companies as of any date of determination thereof, (a) cash, plus (b) time deposits with, and certificates of deposit, bank notes and bankers' acceptances issued by, any Lender or any domestic bank, savings bank or savings and loan association having capital, surplus and undivided profits aggregating at least $1,000,000,000, plus (c) investments in direct obligations of the United States of America or any agency, government-sponsored enterprise or instrumentality thereof, or obligations fully guaranteed by the United States of America or any agency, government-sponsored enterprise or instrumentality thereof, provided that such obligations mature within one (1) year of the date of acquisition thereof, plus (d) investments in commercial paper rated (at the time of purchase) in one of the two highest short-term rating categories by two (2) or more national credit rating agencies and maturing not more than two hundred and seventy (270) days from the date of creation thereof, plus (e) repurchase agreements involving any of the obligations described in CLAUSES (b), (c) and (d) above so long as the other party to the repurchase agreement has short-term unsecured debt

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  7
obligations or short-term deposits rated (at the time of purchase) in the highest grade by two (2) or more national credit rating agencies, plus (f) investments in direct obligations of any money-market fund or other similar investment company that is rated "AAAm" or "AAAm-G" by S & P and "Aaa" by Moody's or whose investments consist, directly or indirectly, primarily of short-term money market securities, which may include obligations described in the foregoing clauses of this definition, minus (g) $15,000,000; provided that in no event shall Excess Cash be less than zero.

      EXCLUDED SUBSIDIARY means any Unrestricted Subsidiary that has a continuing default or event of default under any Debt in excess of $25,000,000 at any time.

      EXCLUDED TAXES is defined in SECTION 4.6(a).

      EXHIBIT means an exhibit to this Agreement unless otherwise specified.

      EXISTING LETTER OF CREDIT FACILITY means the Letter of Credit and Reimbursement Agreement dated as of August 7, 2003, among Centex Corporation, as Borrower, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, as such agreement may have been modified, amended, or restated.

      EXISTING LETTERS OF CREDIT means those certain letters of credit listed on
SCHEDULE 1.1 and any renewals and amendments thereof, which includes certain letters of credit issued by Bank One, NA under the Existing Letter of Credit Facility, and EXISTING LETTER OF CREDIT means any one of the Existing Letters of Credit.

      FEDERAL FUNDS RATE means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, then the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, then the Federal Funds Rate for such day shall be the average rate charged to Administrative Agent (in its individual capacity) on such day on such transactions.

      FINANCIAL HEDGE means a swap, collar, floor, cap, or other contract which is intended to reduce or eliminate the risk of fluctuations in interest rates.

      FEE LETTER means that certain letter agreement dated May 13, 2004 among Administrative Agent, Arranger, and Borrower, as amended.

      FINANCIAL STATEMENTS means balance sheets, statements of operations, statements of shareholders' investments, and statements of cash flows prepared in accordance with GAAP, which statements of operations and statements of cash flows shall be in comparative form to the corresponding period of the preceding fiscal year, and which balance sheets and statements of shareholders' investments shall be in comparative form to the prior fiscal year-end figures.

      FUND is defined in SECTION 13.13(g).

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  8

      GAAP means generally accepted accounting principles in the United States of America as set forth in the opinions and pronouncements of the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board which are applicable from time to time.

      GOVERNMENTAL AUTHORITY means any applicable (a) local, state, municipal, federal, or foreign judicial, executive, or legislative instrumentality, (b) private arbitration board or panel, or (c) central bank.

      HAZARDOUS MATERIAL means "hazardous substance," "pollutant or contaminant," and "petroleum," and "natural gas liquids" as those terms are defined or used in Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 96.01 et seq.), as amended or supplemented from time to time, and any other substances regulated because of their effect or potential effect on public health and the environment including PCBs, lead paint, asbestos, urea formaldehyde, radioactive materials, putrescible materials, petroleum distillates, medical waste, and infectious materials.

      HONOR DATE is defined in SECTION 2.1(c).

      INCREASING LENDER is defined in SECTION 2.2(b).

      INDEMNIFIED LIABILITIES is defined in SECTION 11.10(b).

      INDEMNITEES is defined in SECTION 11.10(b).

      INTEREST COVERAGE RATIO means, as of any date of determination thereof, the ratio of (a) Consolidated EBITDA, plus net income of each Unrestricted Subsidiary (without duplication and determined in accordance with GAAP) that is earned and eligible for distribution, to (b) Consolidated Interest Expense, in each case for the most-recent four (4) fiscal quarters ending on or prior to the date of determination.

      INTEREST EXPENSE means, for any period of calculation thereof, for any Person, the aggregate amount of all interest (including facility and utilization fees) on all Debt of such Person, whether paid in cash or accrued as a liability and payable in cash during such period, including (a) imputed interest on Capitalized Lease Obligations, (b) the amortization of any original issue discount on any Debt, (c) the interest portion of any deferred payment obligation, (d) all commissions, discounts, and other fees and charges owed with respect to letters of credit or bankers' acceptance financing, (e) net interest costs associated with Financial Hedges, and (f) the interest component of any Debt that is guaranteed or secured by such Person, and all cash premiums or penalties for the repayment, redemption, or repurchase of Debt.

      INTEREST PERIOD is determined in accordance with SECTION 2.1(c)(ii).

      L/C CREDIT EXTENSION means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal, amendment, or increase of the amount thereof.

      L/C ISSUERS means Bank of America, N.A., Bank One, NA (but only until such time as all Existing Letters of Credit issued by it expire or are otherwise canceled and returned to it), JPMorgan

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  9

Chase Bank, Suntrust Bank, BNP Paribas, Comerica Bank, and such other Lenders which agree, at the request of Borrower and with the consent of Administrative Agent (such consent not to be unreasonably withheld), to issue one or more Letters of Credit pursuant to the terms and conditions of this Agreement, and L/C ISSUER means any one of the L/C ISSUERS.

      L/C OBLIGATIONS means, as at any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts.

      LEGAL REQUIREMENTS means all applicable statutes, laws, treaties, ordinances, tariff requirements, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions, or interpretations of any Governmental Authority.

      LENDERS means, on any date of determination, the financial institutions named on SCHEDULE 2.1 (as the same may be amended from time to time by Administrative Agent to reflect the admission of a Subsequent Lender in accordance with SECTION 2.2(b) and assignments made in accordance with SECTION 13.13(b)), and subject to the terms and conditions of this Agreement, their respective successors and assigns.

      LETTER OF CREDIT APPLICATION means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by each L/C Issuer.

      LETTER OF CREDIT EXPIRATION DATE means July 15, 2006.

      LETTERS OF CREDIT means, collectively, each of the letters of credit issued hereunder and each Existing Letter of Credit, and LETTER OF CREDIT means any one of the Letters of Credit. A Letter of Credit hereunder shall be a standby or commercial letter of credit.

      LEVERAGE RATIO means, as of any date of determination thereof, the ratio of (a) Consolidated Debt outstanding on such date minus Subordinated Debt in an amount not to exceed $200,000,000, to (b) the sum of (i) Consolidated Debt outstanding on such date, plus (ii) Consolidated Tangible Net Worth as of such date determined in accordance with GAAP.

      LIEN means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement, or encumbrance of any kind, and any other Right of or arrangement with any creditor (other than under or relating to subordination or other intercreditor arrangements) to have its claim satisfied out of any property or assets, or the proceeds therefrom, prior to the general creditors of the owner thereof.

      LITIGATION means any action by or before any Governmental Authority.

      LOAN DOCUMENTS means (a) this Agreement, the Notes, and the Fee Letter,
(b) the Letters of Credit and Letter of Credit Applications, (c) all agreements, documents, or instruments in favor of any Credit Party ever delivered by Borrower pursuant to this Agreement or otherwise delivered in connection with all or any part of the Obligation, and (d) any and all future renewals, extensions, restatements, reaffirmations, or amendments of, or supplements to, all or any part of the foregoing.

      MATERIAL ADVERSE EVENT means any set of one or more circumstances or events which, individually or collectively, could reasonably be expected to result in any (a) material impairment of the ability of Borrower to perform any of its payment or other material obligations under the Loan

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  10

Documents, (b) material and adverse effect on the business, properties, condition (financial or otherwise), or results of operations of the Companies (taken as a whole), (c) material and adverse effect on the validity or enforceability of any of the Loan Documents or the Rights of any Credit Party thereunder, or (d) Potential Default or Event of Default. The term Material Adverse Event is used in this Agreement to qualify certain of the representations, warranties, and covenants contained herein, but is not, in and of itself, a condition precedent to any Borrowings hereunder or an independent representation (except as provided in the last sentence of SECTION 7.6), covenant, or Event of Default.

      MAXIMUM AMOUNT and MAXIMUM RATE respectively mean, for each Lender, the maximum non-usurious amount and the maximum non-usurious rate of interest which, under all Legal Requirements, such Lender is permitted to contract for, charge, take, reserve, or receive on the Obligation.

      MOODY'S means Moody's Investors Service, Inc. and any successor thereto.

      MOODY'S RATING means the most recently-announced rating from time to time of Moody's assigned to any class of long-term senior, unsecured debt securities issued by Borrower, as to which no letter of credit, guaranty, or third-party credit support is in place, regardless of whether all or any part of such Debt has been issued at the time such rating was issued.

      MULTIEMPLOYER PLAN means a multiemployer plan as defined in Section 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the Tax Code to which any Company or any ERISA Affiliate is making, or has made, or is accruing, or has accrued, an obligation to make contributions.

      NET PROCEEDS means, with respect to any Equity Issuance by Borrower or any Restricted Subsidiary, the amount of cash received by such Company in connection with such transaction after deducting therefrom the aggregate, without duplication, of the following amounts to the extent properly attributable to such transaction: (a) reasonable brokerage commissions, attorneys' fees, finder's fees, financial advisory fees, accounting fees, underwriting fees, investment banking fees, and other similar commissions and fees (and expenses and disbursements of any of the foregoing), in each case, to the extent paid or payable by such Company; (b) printing and related expenses and filing, recording, or registration fees or charges or similar fees or charges paid by such Company; and (c) taxes paid or payable by such Company to any Governmental Authority as a result of such transaction.

      NOTES means each promissory note substantially in the form of EXHIBIT A, executed by Borrower, and all modifications, amendments, renewals, extensions, and restatements of all or any part thereof, and NOTE means any one of the Notes.

      NOTICE OF CONVERSION/CONTINUATION means a notice substantially in the form of EXHIBIT C.

      OBLIGATION means all present and future indebtedness, liabilities, and obligations, and all renewals and extensions thereof, or any part thereof, now or hereafter owed to any Credit Party or any Affiliate of any Credit Party by Borrower pursuant to any Loan Document, together with all interest accruing thereon, fees, costs, and expenses (including all Attorney Costs incurred in the enforcement or collection thereof) payable under the Loan Documents (including any amounts payable under SECTION 4).

      PARTICIPANT is defined in SECTION 13.13(d).

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  11

      PAYMENT OFFICE means Administrative Agent's office located at Dallas, Texas or such other office as Administrative Agent shall notify Borrower and the Credit Parties in writing.

      PBGC means the Pension Benefit Guaranty Corporation, or any successor thereof, established pursuant to ERISA.

      PERMITTED LIENS means Liens permitted under SECTION 9.2 as described in such SECTION.

      PERSON means any individual, entity, or Governmental Authority.

      POTENTIAL DEFAULT means the occurrence of any event or existence of any circumstance which, with the giving of notice or lapse of time or both, would become an Event of Default.

      PRIME RATE means, for any day, a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus one-half of one percent (0.5%), and (b) the per annum rate of interest in effect for such day as publicly announced from time to time by Bank of America, N.A. as its prime rate, which rate may not be the lowest rate of interest charged by Bank of America, N.A. to its customers for such day. The "prime rate" is a rate set by Bank of America, N.A. based upon various factors including its costs and desired return, general economic conditions, and other factors, and it is used as a reference point for pricing of some loans which may be priced at, above, or below such announced rate. Any change in Bank of America N.A.'s "prime rate" or the Federal Funds Rate shall be effective on the effective date of such change in the "prime rate" or the Federal Funds Rate.

      PRIME RATE BORROWING means a Borrowing bearing interest at the sum of the Prime Rate plus the Applicable Margin for Prime Rate Borrowings.

      PRINCIPAL DEBT means, for a Credit Party and at any time, the unpaid principal balance of all outstanding Borrowings from such Credit Party hereunder as of such date.

      PRO RATA or PRO RATA PART, for each Lender, means (a) for purposes of any commitment to participate in Letters of Credit and fund Borrowings in respect of this Agreement, respectively, the percentage stated opposite such Lender's name as set forth on SCHEDULE 2.1 or on the most recently amended SCHEDULE 2.1, if any, prepared by Administrative Agent pursuant to SECTION 2.2 or SECTION 13.13, and (b) for all other purposes, the proportion which the portion of the Principal Debt and L/C Obligations owed to such Lender (without duplication, whether directly (net of participations sold to other Lenders) or by participation) bears to the Total Outstandings at the time in question, or if no Principal Debt or L/C Obligations are outstanding, then the proportion that the aggregate of such Lender's Commitment bears to the Total Commitment then in effect.

      QUARTERLY CONSOLIDATED NET INCOME means, for any fiscal quarter, Consolidated Adjusted Net Income for such quarter; provided that if Consolidated Adjusted Net Income for any quarter is less than $0, then Quarterly Consolidated Net Income for such fiscal quarter shall be equal to $0.

      RECOURSE DEBT means all Debt of each Unrestricted Subsidiary on which any Restricted Company is obligated, as a guarantor or otherwise.

      REGISTER is defined in SECTION 13.13(c).

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  12

      REGULATION D means Regulation D of the Board of Governors of the Federal Reserve System, as amended.

      REGULATION U means Regulation U of the Board of Governors of the Federal Reserve System, as amended.

      RELEASE means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the environment (including air, groundwater, surface water, soil, other environmental media, or natural resources).

      REPAYMENT DATE is defined in SECTION 2.1(c)(vii).

      REPORTABLE EVENT shall have the meaning specified in Section 4043 of ERISA or the regulations issued thereunder in connection with an Employee Plan, excluding events for which the notice requirement is waived under applicable PBGC regulations other than those events described in Sections 2615.11, 2615.15 and 2615.19 of such regulations, including each such provision as it may subsequently be renumbered.

      REPRESENTATIVES means representatives, officers, directors, employees, attorneys, and agents.

      REQUIRED LENDERS means (a) on any date of determination prior to termination of the Total Commitment, those Lenders (other than Defaulting Lenders) collectively holding more than fifty percent (50%) of the Total Commitment (excluding the Commitments of any Defaulting Lenders), or (b) on any date of determination occurring after the Total Commitment has terminated, those Lenders collectively holding more than fifty percent (50%) of the Total Outstandings (excluding the Principal Debt and L/C Obligations of any Defaulting Lenders).

      RESERVE REQUIREMENT means, at any time, the maximum rate at which reserves (including any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (a) any category of liabilities which includes deposits by reference to which the Adjusted Eurodollar Rate is to be determined, or (b) any category of extensions of credit or other assets which include Eurodollar Borrowings. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

      RESPONSIBLE OFFICER of Borrower means its (or any) chairman, vice chairman, president, chief executive officer, chief financial officer, executive vice president, senior vice president, or treasurer, or, for all purposes under the Loan Documents, any other officer designated from time to time by the Board of Directors or Executive Committee of the Board of Directors of Borrower, which designated officer is acceptable to Administrative Agent.

      RESTRICTED COMPANY means Borrower and each Restricted Subsidiary.

      RESTRICTED SUBSIDIARY means each of Borrower's Subsidiaries, other than Unrestricted Subsidiaries.

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  13

      RIGHTS means rights, remedies, powers, privileges, and benefits.

      SCHEDULE means, unless specified otherwise, a schedule attached to this Agreement, as the same may be supplemented and modified from time to time in accordance with the terms of the Loan Documents.

      SOLVENT means, as to a Person, that (a) the aggregate fair market value of such Person's assets exceeds its liabilities (whether contingent, subordinated, unmatured, unliquidated, or otherwise), (b) such Person has sufficient cash flow to enable it to pay its Debts as they mature, and (c) such Person does not have unreasonably small capital to conduct such Person's businesses.

      S & P means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

      S & P RATING means the most recently-announced rating from time to time of S & P assigned to any class of long-term senior, unsecured debt securities issued by Borrower, as to which no letter of credit, guaranty, or third-party credit support is in place, regardless of whether all or any part of such Debt has been issued at the time such rating was issued.

      STOCK means all shares, options, warrants, general or limited partnership interests, membership interests, or other ownership interests (regardless of how designated) of or in a corporation, partnership, limited liability company, trust, or other entity, whether voting or nonvoting, including common stock, preferred stock, or any other similar "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended).

      SUBORDINATED DEBT means any Debt of Borrower (a) subordinated to the Obligation and including customary provisions regarding payment blockage, payover, standstill, voting rights, and notices, (b) which, as of the date of calculation, is not considered a "current liability" in accordance with GAAP, and (c) which requires no payments of principal until its maturity.

      SUBSEQUENT LENDER is defined in SECTION 2.2(b).

      SUBSIDIARY means, in respect of any Person (herein referred to as the "PARENT"), any corporation, partnership, limited liability company, association, or other business entity (a) of which Stock representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power or more than fifty percent (50%) of the general partnership interests are, at the time any determination is being made, owned, Controlled, or held, or (b) which is, at the time any determination is made, otherwise Controlled, by the Parent or one or more Subsidiaries of the Parent or by the Parent and one or more Subsidiaries of the Parent. "CONTROL" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of Stock, by contract, or otherwise, and "CONTROLLING" and "CONTROLLED" shall have meanings correlative thereto.

      TANGIBLE NET WORTH means, for any Person as of any date of determination, the consolidated shareholders' equity of such Person determined in accordance with GAAP, less (without duplication), the sum of the following: (a) all intangibles determined in accordance with GAAP (including, without

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  14
limitation, goodwill and deferred or capitalized acquisition costs), (b) unamortized Debt discount and expense, (c) any non-cash gain (or plus any non-cash loss, as applicable) resulting from any mark-to-market adjustments made directly to consolidated shareholders' equity as a result of fluctuations in the value of financial instruments owned by Borrower or any of its Subsidiaries as mandated under FAS 133, and (d) all reserves (except contingency reserves not allocated to specific purposes and not deducted from assets, which are properly treated as appropriations of surplus or retained earnings) and any write-up in book value of assets resulting from a revaluation of such asset subsequent to March 31, 2004.

      TAX CODE means the Internal Revenue Code of 1986, as amended, together with the rules and regulations promulgated thereunder.

      TAXES means, for any Person, taxes, assessments, duties, levies, imposts, deductions, charges, or withholdings, or other governmental charges or levies imposed upon such Person, its income, or any of its properties, franchises, or assets.

      TERMINATION DATE means the earlier of (a) July 15, 2005, and (b) the effective date of any other termination or cancellation of all of Lenders' Commitments to make Credit Extensions under, and in accordance with, this Agreement.

      TOTAL COMMITMENT means, on any date of determination, the sum of all Commitments for all Lenders (as the same may have been reduced, increased, or canceled in accordance with this Agreement) then in effect, which sum shall not exceed $300,000,000 unless the Total Commitment is increased pursuant to SECTION 2.2(b).

      TOTAL OUTSTANDINGS means the amount of Total Principal Debt plus (without duplication) the outstanding amount of L/C Obligations.

      TOTAL PRINCIPAL DEBT means, at any time, the sum of the Principal Debt of all Lenders.

      TYPE means any type of Borrowing determined with respect to the interest option applicable thereto.

      UNREIMBURSED AMOUNT has the meaning set forth in SECTION 2.1(c)(i).

      UNRESTRICTED SUBSIDIARY means any Subsidiary (a) that is designated as an Unrestricted Subsidiary on the Closing Date and listed on SCHEDULE 7.3, or (b) as otherwise designated in a writing delivered to Administrative Agent and meeting the requirements set forth in SECTION 8.12.

      WHOLLY-OWNED when used in connection with any Subsidiary shall mean a Subsidiary of which all of the issued and outstanding shares of Stock (except shares required as directors' qualifying shares) shall be owned by Borrower or one or more of its Wholly-owned Subsidiaries.

      1.2 NUMBER AND GENDER OF WORDS; OTHER REFERENCES. Unless otherwise specified in the Loan Documents, (a) where appropriate, the singular includes the plural and vice versa, and words of any gender include each other gender,
(b) heading and caption references may not be construed in interpreting provisions, (c) monetary references are to currency of the United States of America, (d) section, paragraph, annex, schedule, exhibit, and similar references are to the particular Loan Document in which they are used, (e) references to "telecopy," "facsimile," "fax," or similar terms are to facsimile or telecopy

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  15
transmissions, (f) references to "including" mean including without limiting the generality of any description preceding that word, (g) the rule of construction that references to general items that follow references to specific items are limited to the same type or character of those specific items is not applicable in the Loan Documents, (h) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers, and permitted assigns, (i) references to any Legal Requirement include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it, and (j) references to any Loan Document or other document include every renewal and extension of it, amendment and supplement to it, and replacement or substitution for it.

      1.3 ACCOUNTING PRINCIPLES. All accounting and financial terms used in the Loan Documents and the compliance with each financial covenant therein shall be determined in accordance with GAAP, and all accounting principles shall be applied on a consistent basis so that the accounting principles in a current period are comparable in all material respects to those applied during the preceding comparable period. If Borrower or any Credit Party determines that a change in GAAP from that in effect on the date hereof has altered the treatment of certain financial data to its detriment under this Agreement, then such party may, by written notice to the others and Administrative Agent not later than ten
(10) days after the effective date of such change in GAAP, request renegotiation of the financial covenants affected by such change. If Borrower and Required Lenders have not agreed on revised covenants within thirty (30) days after delivery of such notice, then, for purposes of this Agreement, GAAP will mean generally accepted accounting principles without giving effect to the change that gave rise to the renegotiation.

      1.4 TIME REFERENCES. Unless otherwise specified in the Loan Documents (a) time references are to time in Chicago, Illinois, and (b) in calculating a period from one date to another, the word "from" means "from and including" and the word "to" or "until" means "to but excluding."

      1.5 LETTER OF CREDIT AMOUNTS. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to mean the maximum face amount of such Letter of Credit after giving effect to all increases thereof contemplated by such Letter of Credit or any documents related thereto, whether or not such maximum face amount is in effect at such time.

SECTION 2 CREDIT EXTENSION PROVISIONS.

      2.1 LETTERS OF CREDIT.

      (a) THE LETTER OF CREDIT COMMITMENT.

            (i) Subject to the terms and conditions set forth herein, (A) each L/C Issuer agrees, in reliance upon the agreements of the other Lenders set forth in this SECTION 2.1, (x) from time to time on any Business Day during the period from the Closing Date until the Termination Date, to issue Letters of Credit for the account of Borrower or for the account of Borrower and one or more Subsidiaries (provided that the issuance of a Letter of Credit for the account of a Subsidiary of Borrower shall not relieve Borrower of any of its obligations under this Agreement), and to amend (which may include renewals, extensions, or increases in a Letter of Credit) Letters of Credit previously issued by it, in accordance with
      SECTION 2.1(b); (y) from time to time on any Business Day during the period from the Termination Date until the Business Day immediately prior to the Letter of Credit Expiration Date, to amend Letters of Credit previously issued by it in accordance with SECTION 2.1(b); provided that no such amendment shall renew, extend, or increase any such Letter of Credit; and (z) at any time, in accordance with the terms of the Letters

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  16
      of Credit, to honor drafts under the Letters of Credit; provided that no L/C Issuer shall be obligated to make any L/C Credit Extension with respect to any Letter of Credit if the Total Outstandings would exceed the Total Commitment; and (B) Lenders severally agree to participate in Letters of Credit issued for the account of Borrower or for the account of Borrower and one or more Subsidiaries; provided that no Lender shall be obligated to participate in any Letter of Credit if as of the date of such L/C Credit Extension, any Lender's Pro Rata Part of the Total Outstandings would exceed such Lender's Commitment. Within the foregoing limits, and subject to the terms and conditions hereof, Borrower's ability to obtain Letters of Credit shall be fully revolving, and accordingly Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or been canceled or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to be Letters of Credit which have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof; provided that, subject to the terms and conditions hereof and relying on the representations and warranties herein set forth, Bank One, NA agrees to continue outstanding until expiration each of the Existing Letters of Credit issued by it and to be an L/C Issuer solely with respect to such Existing Letters of Credit until the earlier of (A) consummation of the merger between JPMorgan Chase Bank and Bank One, NA, in which case JPMorgan Chase Bank shall automatically become the L/C Issuer with respect to such Existing Letters of Credit and Bank One, NA shall cease to be a L/C Issuer hereunder, and (B) the date of the expiration or cancellation of all Existing Letters of Credit issued by Bank One, NA.

            (ii) No L/C Issuer shall issue any Letter of Credit if:

                  (A) any order, judgment, or decree of any Governmental Authority with jurisdiction over such L/C Issuer shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Legal Requirement applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve, or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost, or expense which was not applicable on the Closing Date and which such L/C Issuer in good faith deems material to it;

                  (B) the expiry date of such requested Letter of Credit would occur more than twelve (12) months after the date of issuance, unless the Required Lenders have approved such expiry date, except for the applicable Existing Letters of Credit (but not renewals or extensions thereof) and Letters of Credit issued after the Closing Date (including renewals and extensions of Existing Letters of Credit) in an aggregate maximum available amount that does not exceed $5,000,000 at any time;

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  17

                  (C) the issuance of such Letter of Credit would violate any applicable Legal Requirement or one or more policies of such L/C Issuer with respect to the issuance of letters of credit generally;

                  (D) such Letter of Credit is in an initial amount less than $10,000 (unless otherwise agreed to by Administrative Agent and the L/C Issuer) or is to be used for a purpose other than general corporate needs including insurance bonding requirements or denominated in a currency other than Dollars;

                  (E)   a default of any Lender's obligation to fund under
                        SECTION 2.1(c) exists or any Lender is at such time a Defaulting Lender hereunder, unless (1) such L/C Issuer has entered into satisfactory arrangements with Borrower or such Lender to eliminate such L/C Issuer's risk with respect to such Lender, or (2) after giving effect to such Letter of Credit, the Total Outstandings do not exceed the Total Commitment excluding the Commitment of such Defaulting Lender. Nothing contained in this
                        Section 2.1(a)(ii)(E) shall relieve any Lender from liability to Borrower for any breach of its obligations arising under this Agreement, including its obligations under Section 2.1(c)(ix); or

                  (F) such L/C Issuer has received notice (which may be by telephone or in writing) on or before the date of such issuance from Administrative Agent, any Lender, or Borrower that one of more of the applicable conditions specified in SECTION 6.2 have not been satisfied.

            (iii) No L/C Issuer shall be obligated to amend (which may include renewals, extensions, or increases in a Letter of Credit) any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or
      (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

      (b) PROCEDURES FOR ISSUANCE AND AMENDMENT OF LETTERS OF CREDIT.

            (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of Borrower delivered to an L/C Issuer (with a copy to Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of Borrower. Such Letter of Credit Application must be received by an L/C Issuer and Administrative Agent not later than 11:00 a.m. at least five
      (5) Business Days (or such later date and time as such L/C Issuer may agree in a particular instance in its sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to such L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the name and address of any Subsidiary that is an account party along with Borrower; and (H) such other matters as such L/C

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  18

      Issuer may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the applicable L/C Issuer: (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as such L/C Issuer may reasonably require.

            (ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with Administrative Agent (by telephone or in writing) that Administrative Agent has received a copy of such Letter of Credit Application from Borrower and, if not, the L/C Issuer will provide Administrative Agent with a copy thereof. Upon receipt by such L/C Issuer of confirmation from Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of Borrower or Borrower and the specified Subsidiary or enter into the applicable amendment, as the case may be, in each case in accordance with such L/C Issuer's usual and customary business practices. If, prior to the issuance of a Letter of Credit, the applicable L/C Issuer receives a request from Borrower to review the Letter of Credit to be issued, such L/C Issuer shall send a copy of such proposed Letter of Credit to Borrower for review. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from such L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender's Pro Rata Part times the amount of such Letter of Credit.

            (iii) If Borrower so requests in any applicable Letter of Credit Application, the applicable L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic renewal provisions (each, an "AUTO-RENEWAL LETTER OF CREDIT"); provided that any such Auto-Renewal Letter of Credit must permit such L/C Issuer to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter by Credit) by giving prior notice to the beneficiary thereof not later than a day (the "NONRENEWAL NOTICE DATE") in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed in writing by such L/C Issuer, Borrower shall not be required to make a specific request to such L/C Issuer for any such renewal. Once an Auto-Renewal Letter of Credit has been issued, such L/C Issuer shall be permitted to renew such Letter of Credit at any time prior to the Letter of Credit Expiration Date; provided, however, that such L/C Issuer shall not permit any such renewal if (A) such L/C Issuer has determined that it could not at such time issue such Letter of Credit in its renewed form under the terms hereof (by reason of the provisions of SECTION 2.1(a)(ii) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is two Business Days before the Nonrenewal Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such renewal or (2) from the Administrative Agent, any Lender or Borrower that one or more of the applicable conditions specified in SECTION 6.2 is not then satisfied.

            (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to Borrower and Administrative Agent a true and complete copy of such Letter of Credit or amendment.

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  19

      (c) DRAWINGS AND REIMBURSEMENTS; FUNDING OF PARTICIPATIONS.

            (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable L/C Issuer shall promptly notify Borrower and Administrative Agent thereof. Not later than 11:00 a.m. on the date of any payment by any L/C Issuer under a Letter of Credit (each such date, an "HONOR DATE"), Borrower shall reimburse such L/C Issuer through Administrative Agent in an amount equal to the amount of such drawing (prior to any conversion into a Borrowing, the "UNREIMBURSED AMOUNT"); provided that if the Honor Date for such Letter of Credit occurs prior to the Termination Date, then, unless Borrower reimburses L/C Issuer through Administrative Agent in respect of such drawing prior to 11:00 a.m. on such Honor Date, such Unreimbursed Amount shall automatically convert into a Prime Rate Borrowing or, if Borrower has so elected pursuant to and in accordance with SECTION 2.1(c)(ii) and so long as no Event of Default exists, into a Eurodollar Borrowing.

            (ii) Borrower may, upon irrevocable notice to L/C Issuer and Administrative Agent in accordance with SECTION 2.1(c)(iii), (A) elect, as of any Business Day, to convert any Prime Rate Borrowing (or Unreimbursed Amount if such Business Day occurs prior to the Termination Date) into a Eurodollar Borrowing or (B) elect, as of the last day of any Interest Period having a duration of fourteen (14) days, (x) to continue Eurodollar Borrowings having Interest Periods expiring on such day as Eurodollar Borrowings having Interest Periods of fourteen (14) days, or (y) to convert Eurodollar Borrowings having Interest Periods expiring on such day into Prime Rate Borrowings. When Borrower requests to convert any Unreimbursed Amount or Prime Rate Borrowing into a Eurodollar Borrowing, Borrower may elect the interest period (each an "INTEREST PERIOD") applicable thereto, which shall be, at Borrower's option, fourteen (14) days or one (1) month in each case to the extent available from each Lender; provided, however, that: (a) the initial Interest Period for a Eurodollar Borrowing shall commence on the date of such Borrowing (including the date of any Conversion thereto), and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period applicable thereto expires; (b) if any Interest Period for a Eurodollar Borrowing begins on a day for which there is no numerically corresponding Business Day in the calendar month at the end of such Interest Period, then such Interest Period shall end on the next Business Day immediately following what otherwise would have been such numerically corresponding day in the calendar month at the end of such Interest Period (unless such date would be in a different calendar month from what would have been the month at the end of such Interest Period, or unless there is no numerically corresponding day in the calendar month at the end of the Interest Period; whereupon, such Interest Period shall end on the last Business Day in the calendar month at the end of such Interest Period); (c) no Interest Period may be chosen with respect to any portion of any Borrowing which would extend beyond the scheduled repayment date (including any dates on which mandatory prepayments are required to be made) for such portion of the Total Principal Debt.

            (iii) Borrower shall deliver a Notice of Conversion/Continuation to be received by L/C Issuer and Administrative Agent not later than 11:00 a.m. at least three (3) Business Days in advance of the Conversion/Continuation Date, specifying:

            (A)   the proposed Conversion/Continuation Date;

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  20

            (B) the type of Borrowing resulting from the proposed conversion or continuation; and

            (C) other than in the case of conversions into Prime Rate Borrowings, the duration of the requested Interest Period.

      Upon receipt of a Notice of Conversion/Continuation, Administrative Agent shall promptly notify each Lender of the contents thereof and such notice shall not thereafter be revocable by Borrower.

            (iv) If upon the expiration of any Interest Period Borrower has failed to continue the Eurodollar Borrowings having Interest Periods then expiring, Borrower shall be deemed to have elected to convert such Eurodollar Borrowings into Prime Rate Borrowings effective as of the expiration date of such Interest Period.

            (v) Each Borrowing shall bear interest on the outstanding principal amount thereof from the date of such Borrowing until the date repaid at a rate per annum equal to the Adjusted Eurodollar Rate or the Prime Rate, as the case may be (and subject to Borrower's right to convert to the other type of Borrowing under this SECTION 2.1(c)), plus the Applicable Margin. Notwithstanding the foregoing, after the Termination Date any Unreimbursed Amounts shall bear interest at the Default Rate. Interest on each Borrowing shall be paid in arrears on the Repayment Date.

            (vi) Borrower may, subject to SECTION 2.1(c)(viii) and upon at least one (1) Business Day's notice to Administrative Agent, prepay any Borrowing in whole or in part by prepaying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment plus any amounts owing pursuant to SECTION 4.5.

            (vii) All Borrowings resulting from an Unreimbursed Amount shall be due and payable on the thirty-first (31st) day after the date the Unreimbursed Amount is converted into a Borrowing (or, if such day is not a Business Day, on the first (1st) Business Day succeeding such day) (the "REPAYMENT DATE").

            (viii) If Borrower prepays any Eurodollar Borrowings on any day other than the last day of an Interest Period applicable thereto, or if any Unreimbursed Amount or Prime Rate Borrowing is not converted or continued into an Eurodollar Borrowing after notice has been given to Administrative Agent in accordance with SECTION 2.1(c)(iii), Borrower shall reimburse each Lender for any amounts owing pursuant to SECTION 4.5.

            (ix) If Borrower fails to reimburse the applicable L/C Issuer on any Honor Date, then Administrative Agent shall, upon notice from the applicable L/C Issuer, notify each Lender of the Honor Date, the Unreimbursed Amount, whether the Unreimbursed Amount has been converted into a Prime Rate Borrowing or Eurodollar Borrowing, and such Lender's Pro Rata Part of such Unreimbursed Amount or Borrowing. Each Lender (including the Lender acting as L/C Issuer) shall upon any such notice make funds available to Administrative Agent for the account of the applicable L/C Issuer at the Applicable Lending Office of Administrative Agent in an amount equal to its Pro Rata Part of such Unreimbursed Amount or Borrowing not later than 1:00 p.m. on the Business Day specified in such notice by Administrative Agent. Administrative Agent shall remit the funds so received to the applicable L/C Issuer.

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  21

            (x) Until each Lender funds its participation or Pro Rata Part of a Borrowing pursuant to SECTION 2.1(c)(ix) to reimburse the applicable L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender's Pro Rata Part of such amount shall be solely for the account of such L/C Issuer.

            (xi) Each Lender's obligation to fund participations or Borrowings to reimburse each L/C Issuer for amounts drawn under Letters of Credit issued in accordance with this Agreement, as contemplated by this SECTION 2.1(c), shall inure to the benefit of all parties to this Agreement and shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense, or other right which such Lender may have against an L/C Issuer, Borrower, or any other Person for any reason whatsoever, (B) the occurrence or continuance of an Event of Default or Potential Default, (C) any amendment, renewal, or extension of any Letter of Credit, or (D) any other occurrence, event, or condition, whether or not similar to any of the foregoing.

            (xii) If any Lender fails to make available to Administrative Agent for the account of an L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this SECTION 2.1(c) by the time specified in SECTION 2.1(c)(ix), such L/C Issuer shall be entitled to recover from such Lender (acting through Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of an L/C Issuer submitted to any Lender (through Administrative Agent) with respect to any amounts owing under this SECTION 2.1(c)(xii) shall be conclusive absent manifest error.

      (d) REPAYMENT OF PARTICIPATIONS OR BORROWINGS.

            (i) At any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender's funding of its participation in an Unreimbursed Amount or Pro Rata Part of a Borrowing as a result of such payment in accordance with SECTION 2.1(c), if Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or Borrowing or interest thereon (whether directly from Borrower or otherwise) Administrative Agent will distribute to such Lender its Pro Rata Part thereof in the same funds as those received by Administrative Agent.

            (ii) If any payment received by Administrative Agent for the account of an L/C Issuer pursuant to SECTION 2.1(c)(i) is required to be returned under any of the circumstances described in SECTION 13.14 (including pursuant to any settlement entered into by an L/C Issuer in its discretion), each Lender shall pay to Administrative Agent for the account of such L/C Issuer its Pro Rata Part thereof on demand of Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect.

      (e) OBLIGATIONS ABSOLUTE. The obligation of Borrower to reimburse an L/C Issuer for each drawing under each Letter of Credit and to repay each Borrowing shall be absolute, unconditional, and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  22

            (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

            (ii) the existence of any claim, counterclaim, set-off, defense, or other right that Borrower may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), any L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby, or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

            (iii) any draft, demand, certificate, or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

            (iv) any payment by any L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by any L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver, or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

            (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, Borrower.

Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with Borrower's instructions or other irregularity, Borrower will promptly notify the applicable L/C Issuer. Borrower shall be conclusively deemed to have waived any such claim against each L/C Issuer and their correspondents unless such notice is given as aforesaid.

      (f) ROLE OF L/C ISSUER. Each Lender and Borrower agree that, in paying any drawing under a Letter of Credit, no L/C Issuer shall have any responsibility to obtain any document (other than any sight draft, certificates, and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. No L/C Issuer, Agent-Related Person, or any of the respective correspondents, participants, or assignees of any L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable, (ii) any action taken or omitted in the absence of gross negligence or willful misconduct, or (iii) the due execution, effectiveness, validity, or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. No L/C Issuer, Agent-Related Person, or any of the respective correspondents,

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  23
participants, or assignees of any L/C Issuer, shall be liable or responsible for any of the matters described in SECTIONS 2.01(e)(i) THROUGH (v); provided, however, that anything in such clauses or elsewhere in this Agreement or any other Loan Document to the contrary notwithstanding, Borrower may have a claim against an L/C Issuer, and an L/C Issuer may be liable to Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by Borrower which Borrower proves were caused by such L/C Issuer's willful misconduct, bad faith, or gross negligence or such L/C Issuer's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, each L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and no L/C Issuer shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

      (g) APPLICABILITY OF ISP98 AND UCP. Unless otherwise expressly agreed by any L/C Issuer and Borrower when a Letter of Credit is issued, (i) the rules of the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the "ICC") at the time of issuance (including the ICC decision published by the Commission on Banking Technique and Practice on April 6, 1998 regarding the European single currency (euro)) shall apply to each commercial Letter of Credit.

      (h) CONFLICT WITH LETTER OF CREDIT APPLICATION. In the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

      (i) CASH COLLATERAL. If, as of the Letter of Credit Expiration Date, any Letter of Credit may for any reason remain outstanding and partially or wholly undrawn, Borrower shall immediately Cash Collateralize the then-undrawn amount of all outstanding Letters of Credit (in an amount equal to such outstanding amount determined as of the Letter of Credit Expiration Date). For purposes hereof, "CASH COLLATERALIZE" means to pledge and deposit with or deliver to Administrative Agent, for the ratable benefit of each L/C Issuer and the Lenders, as collateral for the undrawn amount of all outstanding Letters of Credit, cash or deposit account balances pursuant to documentation in form and substance satisfactory to Administrative Agent and each L/C Issuer (which documents are hereby consented to by the Lenders). Derivatives of such term have corresponding meanings. Effective as of the time Borrower is required under this
SECTION 2.1(i) or any other provision of this Agreement or the Loan Documents to Cash Collateralize the then-undrawn amount of all outstanding Letters of Credit, Borrower hereby grants to Administrative Agent, for the ratable benefit of each L/C Issuer and the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing in an amount equal to such undrawn amount of outstanding Letters of Credit. Cash collateral shall be maintained in blocked, non-interest bearing deposit accounts at Administrative Agent. Cash collateral shall be released from such Lien as and to the extent that Letters of Credit expire or terminate or are drawn upon and reimbursed.

      (j) L/C ISSUER REPORTING REQUIREMENTS. Each L/C Issuer shall, no later than the third (3rd) Business Day following the last day of each month, provide to Administrative Agent a schedule of the Letters of Credit issued by it, in form and substance reasonably satisfactory to Administrative Agent,

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  24
showing the date of issuance of each Letter of Credit, the account party, the original face amount (if any), the expiration date, and the reference number of any Letter of Credit outstanding at any time during such month, and showing the aggregate amount (if any) payable by Borrower to such L/C Issuer during the such month pursuant to SECTION 5.4. Promptly after the receipt of such schedule from each L/C Issuer, Administrative Agent shall provide to Lenders a summary of such schedules.

      2.2 LENDERS; INCREASE IN TOTAL COMMITMENT.

      (a) The Lenders on the Closing Date shall be the Lenders set forth on
SCHEDULE 2.1 on the Closing Date.

      (b) At any time after the Closing Date through April 6, 2005, Administrative Agent may, from time to time at the request of Borrower, increase the Total Commitment by (i) admitting additional Lenders hereunder (each a "SUBSEQUENT LENDER"), or (ii) increasing the Commitment of any Lender (each an "INCREASING LENDER"), subject to the following conditions:

            (A)   each Subsequent Lender is an Eligible Assignee;

            (B) Borrower executes (i) a new Note payable to the order of a Subsequent Lender, if requested, or (ii) a replacement Note payable to the order of an Increasing Lender if such Increasing Lender previously received a Note;

            (C) each Subsequent Lender executes and delivers to Administrative Agent a signature page to this Agreement;

            (D) after giving effect to the admission of any Subsequent Lender or the increase in the Commitment of any Increasing Lender, the Total Commitment does not exceed $400,000,000 less the amount of any previous reduction pursuant to SECTION 2.3;

            (E) each increase in the Total Commitment shall be in the amount of $10,000,000 or a greater integral multiple of $500,000;

            (F) no admission of any Subsequent Lender shall increase the Commitment of any existing Lender without the written consent of such Lender;

            (G) no Potential Default or Event of Default exists or would occur after giving effect to such increase;

            (H) no Lender shall be an Increasing Lender without the written consent of such Lender; and

            (I) the amount of all increases in the Total Commitment pursuant to this SECTION 2.2 shall not exceed $100,000,000 in the aggregate.

After the admission of any Subsequent Lender or the increase in the Commitment of any Increasing Lender, Administrative Agent shall promptly provide to each Lender and to Borrower a new SCHEDULE 2.1 to this Agreement. In the event that there are any Unreimbursed Amounts or Borrowings outstanding after giving effect to an increase in the Total Commitment pursuant to this SECTION 2.2, upon notice from Administrative Agent to Lenders, the amount of such Unreimbursed Amounts or Borrowings owing to each Lender shall be appropriately adjusted to reflect the new Pro Rata Parts of Lenders, and Borrower shall pay any Consequential Losses associated therewith pursuant to SECTION 4.5.

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  25

      2.3 VOLUNTARY TERMINATION OR REDUCTION OF COMMITMENTS. Without premium or penalty, and upon giving not less than ten (10) Business Days prior written and irrevocable notice to Administrative Agent, Borrower may permanently terminate in whole or in part the Total Commitment; provided that: (a) each partial termination shall be in the amount of $5,000,000 or a greater integral multiple of $1,000,000; (b) the amount of the Total Commitment may not be reduced below the Total Outstandings; and (c) each reduction shall be allocated Pro Rata among Lenders in accordance with their respective Pro Rata Parts. Promptly after receipt of such notice of termination or reduction, Administrative Agent shall notify each Lender of the proposed termination or reduction. Such termination or partial reduction of the Total Commitment shall be effective on the Business Day specified in Borrower's notice (which date must be at least ten (10) Business Days after Borrower's delivery of such notice). In the event that the Total Commitment is reduced to zero and there are no outstanding Obligations, this Agreement shall be terminated to the extent specified in SECTION 13.14, and all Letter of Credit fees and other fees then earned and unpaid hereunder and all other amounts of the Obligation then due and owing shall be immediately due and payable, without notice or demand by any Credit Party.

SECTION 3 TERMS OF PAYMENT.

      3.1 NOTES AND PAYMENTS.

      (a) NOTES. The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by Administrative Agent in the ordinary course of business. The accounts or records maintained by Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by such Lender and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of Borrower hereunder to pay any amount owing with respect to the Obligation. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of Administrative Agent in respect of such matters, the accounts and records of Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through Administrative Agent, Borrower shall execute and deliver to such Lender (through Administrative Agent) a Note which shall evidence the Borrowings from such Lender and shall be in the face amount of such Lender's Commitment in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of Borrowings and payments with respect thereto.

      (b) PAYMENTS. Each payment or prepayment on the Obligation is due and must be paid by Borrower to Administrative Agent at its Payment Office in Dollars and in immediately available funds, without set-off, deduction, defense, recoupment, or counterclaim, by 11:00 a.m. on the day due. Payments made after 11:00 a.m. shall be deemed made on the Business Day next following. If any payment or prepayment on the Obligation is stated to be due on a day that is not a Business Day, such payment shall be due on the next following Business Day, and, to the extent applicable, interest and fees shall continue to accrue until such payment or prepayment is actually made. Administrative Agent shall pay to each Lender any payment or prepayment to which such Lender is entitled hereunder on the same day Administrative Agent shall have received the same from Borrower; provided that such payment or prepayment is received by Administrative Agent prior to 11:00 a.m., and otherwise before 11:00 a.m. on the Business Day next following. If and to the extent Administrative Agent shall not make such payments to Lenders when due as set forth in the preceding sentence, then such unpaid amounts shall

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  26
accrue interest, payable by Administrative Agent, at the Federal Funds Rate from the due date until (but not including) the date on which Administrative Agent makes such payments to Lenders.

      3.2 MANDATORY PAYMENTS.

      (a) Each Borrowing is due and payable on the Repayment Date for such Borrowing.

      (b) On any date of determination, if the Total Outstandings exceed the Total Commitment, then Borrower shall either prepay the Principal Debt and/or Cash Collateralize or cause to be canceled the undrawn amount of outstanding Letters of Credit in at least the amount of such excess, together with (A) all accrued and unpaid interest on the Principal Debt prepaid, and (B) any Consequential Loss arising as a result thereof.

      (c) All mandatory payments pursuant to this SECTION 3.2 shall be applied to the Principal Debt owing to each Lender according to its Pro Rata Part except as otherwise specifically provided herein.

      3.3 DEFAULT RATE. At the option of Required Lenders at any time while an Event of Default exists and to the extent permitted by all Legal Requirements, all past due Principal Debt and all past due accrued interest thereon, and fees and expenses payable hereunder and under the other Loan Documents shall bear interest at the Default Rate until paid, regardless whether such payment is made before or after entry of a judgment.

      3.4 INTEREST RECAPTURE. If the designated rate applicable to any Borrowing exceeds the Maximum Rate, then the rate of interest on such Borrowing shall be limited to the Maximum Rate, but any subsequent reductions in such designated rate shall not reduce the rate of interest thereon below the Maximum Rate until the total amount of interest accrued thereon equals the amount of interest which would have accrued thereon if such designated rate had at all times been in effect. In the event that at maturity (stated or by acceleration), or at final payment of the Total Principal Debt, the total amount of interest paid or accrued is less than the amount of interest which would have accrued if such designated rates had at all times been in effect, then, at such time and to the extent permitted by all Legal Requirements, Borrower shall pay an amount equal to the difference between (a) the lesser of the amount of interest which would have accrued if such designated rates had at all times been in effect and the amount of interest which would have accrued if the Maximum Rate had at all times been in effect, and (b) the amount of interest actually paid or accrued on the Total Principal Debt.

      3.5 INTEREST CALCULATIONS.

      (a) All computations of interest for Prime Rate Borrowings shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of interest shall be calculated on the basis of actual number of days (including the first (1st) day but excluding the last day) elapsed but computed as if each calendar year consisted of 360 days. All interest rate determinations and calculations by Administrative Agent shall be conclusive and binding absent manifest error.

      (b) The provisions of this Agreement relating to the calculation of the Prime Rate and the Adjusted Eurodollar Rate are included only for the purpose of determining the rate of interest or other amounts to be paid hereunder that are based upon such rate.

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  27

      3.6 MAXIMUM RATE. Regardless of any provision contained in any Loan Document, no Credit Party shall ever be entitled to contract for, charge, take, reserve, receive, or apply, as interest on the Obligation, or any part thereof, any amount in excess of the Maximum Rate, and if any Credit Party ever does so, then such excess shall be deemed a partial prepayment of principal and treated hereunder as such and any remaining excess shall be refunded to Borrower. In determining if the interest paid or payable exceeds the Maximum Rate, Borrower and the Credit Parties shall, to the maximum extent permitted under all Legal Requirements, (a) treat all Borrowings as but a single extension of credit (and the Credit Parties and Borrower agree that such is the case and that provision herein for multiple Borrowings is for convenience only), (b) characterize any non-principal payment as an expense, fee, or premium rather than as interest,
(c) exclude voluntary prepayments and the effects thereof, and (d) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the Obligation; provided that if the Obligation is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Amount, then the Credit Parties shall refund such excess, and, in such event, the Credit Parties shall not, to the extent permitted by all Legal Requirements, be subject to any penalties provided by any Legal Requirements for contracting for, charging, taking, reserving, or receiving interest in excess of the Maximum Amount.

      3.7 ORDER OF APPLICATION.

      (a) Payments and prepayments of the Obligation shall be applied in the order and manner specified in this Agreement; provided, however, if no order is otherwise specified and no Potential Default or Event of Default exists, payments and prepayments of the Obligation shall be applied first, to fees, second, to accrued interest then due and payable on the Total Principal Debt, and then to the remaining Obligation in the order and manner as Borrower may direct.

      (b) If a Potential Default or Event of Default exists (or if Borrower fails to give directions as permitted under SECTION 3.7(a)), any payment or prepayment (including proceeds from the exercise of any Rights) shall be applied to the Obligation in the following order: (i) to the ratable payment of all fees, expenses, and indemnities for which the Credit Parties have not been paid or reimbursed in accordance with the Loan Documents; (ii) to the ratable payment of accrued and unpaid interest on the Total Principal Debt; (iii) to the ratable payment of the Total Principal Debt; and (iv) to the payment of the remaining Obligation in the order and manner Required Lenders deem appropriate.

      (c) Subject to the provisions of SECTION 12 and provided that Administrative Agent shall not in any event be bound to inquire into or to determine the validity, scope, or priority of any interest or entitlement of any Credit Party and may suspend all payments or seek appropriate relief (including instructions from Required Lenders or an action in the nature of interpleader) in the event of any doubt or dispute as to any apportionment or distribution contemplated hereby, Administrative Agent shall promptly distribute such amounts to each Credit Party in accordance with this Agreement and the related Loan Documents.

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  28

      3.8 RIGHT OF SET-OFF; ADJUSTMENTS.

      (a) SET-OFF. Upon the occurrence and during the continuance of any Event of Default, each Lender (and each of its Affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Legal Requirements, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender (or any of its Affiliates) to or for the credit or the account of Borrower against any and all of the obligations of Borrower now or hereafter existing under this Agreement and the Note held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement or such Note and although such obligations may be unmatured. Each Lender agrees promptly to notify Borrower after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this SECTION 3.8(A) are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

      (b) SHARING OF PAYMENTS. If any Lender (a "BENEFITED LENDER") shall at any time receive any payment of all or part of the Borrowings or participations in Unreimbursed Amounts owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Borrowings owing to it, or interest thereon, then such Benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Borrowings owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with all Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, then such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Borrower agrees that any Lender so purchasing a participation from a Lender pursuant to this SECTION 3.8(b) may, to the fullest extent permitted by applicable Legal Requirements, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Person were the direct creditor of Borrower in the amount of such participation.

      3.9 BOOKING BORROWINGS. To the extent permitted by all Legal Requirements, any Lender may make, carry, or transfer its Borrowings at, to, or for the account of any of its branch offices or the office of any of its Affiliates; provided that no Affiliate shall be entitled to receive any greater payment under SECTION 4 than the transferor Lender would have been entitled to receive with respect to such Borrowings.

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  29

SECTION 4 CHANGE IN CIRCUMSTANCES.

      4.1 INCREASED COST AND REDUCED RETURN.

      (a) CHANGE IN LEGAL REQUIREMENTS. If, after the date hereof, the adoption or phase-in of any applicable Legal Requirement, or any change in any applicable Legal Requirement, or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority:

            (i) shall subject such Lender (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Eurodollar Borrowing, its Note, any Letter of Credit issued by it or its obligation to make Eurodollar Borrowings or issue or participate in Letters of Credit, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Agreement or its Note in respect of any Eurodollar Borrowings or any L/C Obligations owing to it (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

            (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Reserve Requirement utilized in the determination of the Adjusted Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Commitment of such Lender hereunder; or

            (iii) shall impose on such Lender (or its Applicable Lending Office) or the London interbank market any other condition affecting this Agreement or its Note or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is or would be to increase the cost to such Lender (or its Applicable Lending Office) of being obligated to make, making, Converting into, Continuing, or maintaining any Eurodollar Borrowings or of issuing Letters of Credit or purchasing or maintaining participations in Letters of Credit or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or its Note with respect to any Eurodollar Borrowings or with respect to any L/C Obligations owing to it, then Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by Borrower under this SECTION 4.1(a), then Borrower may, by notice to such Lender (with a copy to Administrative Agent), suspend the obligation of such Lender to make or Continue Eurodollar Borrowings, or Convert all Eurodollar Borrowings into Prime Rate Borrowings, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of SECTION 4.4 shall be applicable); provided that such suspension shall not affect the Right of such Lender to receive the compensation so requested.

      (b) CAPITAL ADEQUACY. If, after the date hereof, any Lender shall have determined that the adoption or phase-in of any applicable Legal Requirement regarding capital adequacy or any change therein or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, has or would have the effect of

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  30
reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

      (c) NOTICE. Each Lender shall promptly notify Borrower and Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this SECTION 4.1 and will use reasonable efforts to designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this SECTION 4.1 shall furnish to Borrower and Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

      4.2 LIMITATION ON TYPES OF BORROWINGS.

      If on or prior to the first (1st) day of any Interest Period for any Eurodollar Borrowing:

      (a) Administrative Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

      (b) Required Lenders determine (which determination shall be conclusive) and notify Administrative Agent that the Adjusted Eurodollar Rate will not adequately and fairly reflect the cost to Lenders of funding Eurodollar Borrowings for such Interest Period;

then Administrative Agent shall give Borrower and each Lender prompt notice thereof specifying the relevant amounts or periods, and so long as such condition remains in effect, Lenders shall be under no obligation to make additional Eurodollar Borrowings, Continue any Eurodollar Borrowings, or to Convert any Prime Rate Borrowings to Eurodollar Borrowings and Borrower shall, on the last day(s) of the then-current Interest Period(s) for the outstanding Eurodollar Borrowings, either prepay such Borrowings or Convert such Borrowings into Prime Rate Borrowings in accordance with the terms of this Agreement.

      4.3 ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Borrowings hereunder, then such Lender shall promptly notify Administrative Agent and Borrower thereof and such Lender's obligation to make or Continue Eurodollar Borrowings and to Convert Prime Rate Borrowings into Eurodollar Borrowings shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Borrowings (in which case the provisions of SECTION 4.4 shall be applicable).

      4.4 TREATMENT OF AFFECTED LOANS. If the obligation of any Lender to make or Continue Eurodollar Borrowings or to Convert Prime Rate Borrowings into Eurodollar Borrowings shall be suspended pursuant to SECTION 4.1, 4.2, or 4.3, then such Lender's Eurodollar Borrowings shall be automatically Converted into Prime Rate Borrowings on the last day(s) of the then current Interest

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  31

Period(s) for all Eurodollar Borrowings (or, in the case of a Conversion required by SECTION 4.3, on such earlier date as such Lender may specify to Borrower with a copy to Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in SECTION 4.1, 4.2, or 4.3 that gave rise to such Conversion no longer exist:

      (a) to the extent that such Lender's Eurodollar Borrowings have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Eurodollar Borrowings shall be applied instead to its Prime Rate Borrowings; and

      (b) all Borrowings that would otherwise be made or Continued by such Lender as Eurodollar Borrowings shall be made or Continued instead as Prime Rate Borrowings, and all Borrowings of such Lender that would otherwise be Converted into Eurodollar Borrowings shall be Converted instead into (or shall remain as) Prime Rate Borrowings.

If such Lender gives notice to Borrower (with a copy to Administrative Agent) that the circumstances specified in SECTION 4.1, 4.2, or 4.3 that gave rise to the Conversion of such Lender's Eurodollar Borrowings pursuant to this SECTION
4.4 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Borrowings made by other Lenders are outstanding, then such Lender's Prime Rate Borrowings shall be automatically Converted, on the first (1st) day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Borrowings, to the extent necessary so that, after giving effect thereto, all Eurodollar Borrowings held by Lenders are held Pro Rata (as to principal amounts, Types, and Interest Periods).

      4.5 COMPENSATION. Upon the request of any Lender, Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense (herein called a "CONSEQUENTIAL LOSS") incurred by it as a result of:

      (a) any payment, prepayment, or Conversion of a Eurodollar Borrowing for any reason (including the acceleration of the Obligation pursuant to SECTION 11.1) on a date other than the last day of the Interest Period for such Borrowing; or

      (b) any failure by Borrower for any reason (including the failure of any condition precedent specified in SECTION 6 to be satisfied) to Convert, Continue, or prepay a Eurodollar Borrowing on the date for such Conversion, Continuation, or prepayment specified in the relevant Notice of Conversion or Continuation.

      4.6 TAXES.

      (a) Any and all payments by Borrower to or for the account of any Credit Party hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future Taxes, excluding, in the case of each Credit Party, Taxes based on or measured by its income, and franchise taxes imposed on it by the jurisdiction under the Legal Requirements of which such Credit Party (or its Applicable Lending Office) is organized or any political subdivision thereof (such income and franchise Taxes being "EXCLUDED TAXES"). If Borrower shall be required by any Legal Requirement to deduct any Taxes (other than Excluded Taxes) from or in respect of any sum payable under this Agreement or any other Loan Document to any Credit Party, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this SECTION 4.6) such Credit Party receives an amount equal to the sum it

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  32
would have received had no such deductions been made, (ii) Borrower shall make such deductions, and (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with all Legal Requirements.

      (b) In addition, Borrower agrees to pay any and all present or future stamp or documentary Taxes and any other excise or property Taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "OTHER TAXES").

      (c) Borrower agrees to indemnify each Credit Party for the full amount of Taxes (other than Excluded Taxes) and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this
SECTION 4.6) paid by such Credit Party and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

      (d) Each Lender organized under the Legal Requirements of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by Borrower or Administrative Agent (but only so long as such Lender remains lawfully able to do so), shall provide Borrower and Administrative Agent with
(i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Tax Code), certifying that such Lender is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Agreement or any of the other Loan Documents.

      (e) For any period with respect to which a Lender referred to in the foregoing SECTION 4.6(d) has failed to provide Borrower and Administrative Agent with the appropriate form pursuant to SECTION 4.6(d) (unless such failure is due to a change in any Legal Requirement occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under SECTIONS 4.6(a) or (b) with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes (other than Excluded Taxes) because of its failure to deliver a form required hereunder, Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

      (f) If Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this SECTION 4.6, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  33

      (g) Within thirty (30) days after the date of any payment of Taxes or Other Taxes, Borrower shall furnish to Administrative Agent the original or a certified copy of a receipt evidencing such payment.

      (h) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in SECTIONS 4.1, 4.5, and 4.6 shall survive the termination of the Total Commitment and the payment in full of the Notes.

SECTION 5 FEES.

      5.1 TREATMENT OF FEES. Except as otherwise provided by any Legal Requirement, the fees described in this SECTION 5: (a) do not constitute compensation for the use, detention, or forbearance of money; (b) are in addition to, and not in lieu of, interest and expenses otherwise described in this Agreement; (c) shall be payable in accordance with SECTION 3.1; (d) shall be non-refundable; (e) shall, to the fullest extent permitted by all Legal Requirements, bear interest, if not paid when due, at the Default Rate; and (f) shall be calculated on the basis of actual number of days (including the first day but excluding the last day) elapsed, but computed as if each calendar year consisted of 360 days.

      5.2 FEES OF ADMINISTRATIVE AGENT. Borrower shall pay to Administrative Agent the fees specified in the Fee Letter, which fees shall be for the account of Administrative Agent and for the account of the Credit Parties as shall be agreed between Administrative Agent and each other Credit Party.

      5.3 LETTER OF CREDIT FEES. Borrower shall pay to Administrative Agent for the account of the Lenders in accordance with their respective Pro Rata Parts a Letter of Credit fee for each outstanding Letter of Credit equal to a rate per annum equal to the Applicable Margin for Letters of Credit times the daily maximum amount available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit). Such Letter of Credit fees shall accrue and be computed on a quarterly basis in arrears, and shall be due and payable (a) on the fifteenth (15th) day after the end of each quarter for fees accrued through the last day of the preceding quarter, (b) on the Letter of Credit Expiration Date, and (c) thereafter on demand. If there is any change in the Applicable Margin during any quarter, the daily maximum amount of each Letter of Credit shall be computed and multiplied by the Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect.

      5.4 FRONTING FEE AND DOCUMENTARY AND PROCESSING CHARGES PAYABLE TO L/C ISSUER. Borrower shall pay directly to the applicable L/C Issuer for its own account a fronting fee with respect to each Letter of Credit issued or renewed by such L/C Issuer equal to the greater of (a) $1,500 and (b) (i) 0.125% per annum times (ii) the aggregate maximum amount which is available to be drawn under such Letter of Credit (calculated based on the actual number of days elapsed, and a calendar year of 360 days). Such fronting fee shall be due and payable in installments in arrears (a) on the fifteenth (15th) day after the end of each quarter for fees accrued through the last day of the preceding quarter,
(b) on the Letter of Credit Expiration Date, and (c) thereafter on demand; provided that, if any fronting fee with respect to an Existing Letter of Credit was previously paid in advance, then the unearned portion of such fronting fee payment will be credited toward amounts owed hereunder. In addition, Borrower shall pay directly to the applicable L/C Issuer for its own account the customary issuance, presentation, amendment, and other processing fees, and other standard costs and charges, of such L/C Issuer relating

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  34
to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

      5.5 UNUSED FEE. For the period from the Closing Date to the Termination Date, Borrower shall pay to Administrative Agent, for the ratable benefit of Lenders, an unused fee, calculated daily but payable quarterly in installments in arrears, on the fifteenth (15th) day after the end of each quarter for fees accrued through the last day of the preceding quarter and on the Termination Date, commencing September 30, 2004. Each installment shall be in an amount equal to the product of (a) the rate per annum equal to the Applicable Margin for Unused Fees times (b) the actual daily amount by which the Total Commitment exceeds Total Outstandings.

SECTION 6 CONDITIONS PRECEDENT.

      6.1 CONDITIONS PRECEDENT TO CLOSING. This Agreement shall not become effective unless the following conditions precedent are satisfied on or before the Closing Date:

      (a) BORROWER DOCUMENTS. Borrower shall deliver or cause to be delivered to Administrative Agent the following, each, unless otherwise noted, dated as of the Closing Date:

            (i) certified copies of its Constituent Documents, together with existence and good standing certificates from the Secretary of State of Nevada and foreign qualification and good standing certificates from the State of Texas, each dated a recent date prior to the Closing Date;

            (ii) a certificate of Responsible Officers of Borrower certifying
      (A) its Constituent Documents, (B) resolutions of its Board of Directors (or of the "Executive Committee" of the Board of Directors upon delivery of resolutions of the Board of Directors authorizing such action by an Executive Committee) approving and authorizing the execution, delivery, and performance of this Agreement and the other Loan Documents, certified as of the Closing Date as being in full force and effect without modification or amendment, and (C) signatures and incumbency of its officers executing this Agreement and the other Loan Documents;

            (iii) executed originals of this Agreement, the Notes, if any, payable to the order of each applicable Lender and the other Loan Documents to be executed by Borrower; and

            (iv) such other documents as Administrative Agent may reasonably request.

      (b) OPINION OF COUNSEL FOR BORROWER. The Credit Parties and their respective counsel shall have received originally executed copies of a favorable written opinion of counsel for Borrower, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the Closing Date, addressed to the Administrative Agent and the Lenders, and setting forth substantially the matters in the opinions designated in EXHIBIT D.

      (c) FEES. Borrower shall have paid to Administrative Agent, (i) for distribution (as appropriate) to the Credit Parties, the fees payable on the Closing Date referred to in SECTION 5.2, and (ii) all reasonable fees and expenses incurred by Administrative Agent and Arranger in connection with the negotiation, preparation, and closing of the transactions evidenced by the Loan Documents (including, without limitation, Attorney Costs).

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  35

      (d) COMPLETION OF PROCEEDINGS. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

      (e) TERMINATION OF EXISTING LETTER OF CREDIT FACILITY. Borrower shall have provided to Administrative Agent evidence of payment (other than with respect to the Existing Letters of Credit) and cancellation of the Existing Letter of Credit Facility.

      6.2 CONDITIONS TO ALL CREDIT EXTENSIONS. The obligations of the Credit Parties to make each Credit Extension (including the initial Credit Extension) are subject to the following further conditions precedent:

      (a) NOTICE OF CREDIT EXTENSION. Administrative Agent and the applicable L/C Issuer shall have received, in accordance with the provisions of SECTION 2.1, an originally executed Letter of Credit Application or Notice of Conversion/Continuation, as applicable.

      (b) REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF AGREEMENTS. As of the date of such Credit Extension, Borrower's representations and warranties in each Loan Document are true, correct, and complete in all material respects (unless they speak to a specific date or are based on facts which have changed by transactions expressly contemplated or permitted by this Agreement).

      (c) NO DEFAULT. No Potential Default or Event of Default exists or would be caused by the making of such Credit Extension.

      (d) NO INJUNCTION OR RESTRAINING ORDER. No order, judgment, or decree of any Governmental Authority shall purport to enjoin or restrain any Credit Party from making such Credit Extension.

      (e) NO VIOLATION. The making of such Credit Extension shall not violate any Legal Requirement, including Regulation T, Regulation U, or Regulation X of the Board of Governors of the Federal Reserve System.

      (f) OTHER MATTERS. All matters related to such Credit Extension must be satisfactory to Required Lenders and their respective counsel in their reasonable determination, and upon the reasonable request of Administrative Agent, Borrower shall deliver to Administrative Agent evidence substantiating any of the matters in the Loan Documents which are necessary to enable Borrower to qualify for such Credit Extension.

Each condition precedent in this Agreement is material to the transactions contemplated in this Agreement, and time is of the essence in respect of each thereof. Subject to the prior approval of Required Lenders, the Credit Parties may make a Credit Extension without all conditions being satisfied, but, to the extent permitted by all Legal Requirements, such Credit Extension shall not be deemed to be a waiver of the requirement that each such condition precedent be satisfied as a prerequisite for any subsequent Credit Extension, unless Required Lenders specifically waive each such item in writing.

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  36

SECTION 7 REPRESENTATIONS AND WARRANTIES.

      Borrower represents and warrants to the Credit Parties as follows:

      7.1 PURPOSE OF LETTER OF CREDIT FACILITY. Borrower will use (or will loan or contribute such proceeds to its Subsidiaries to so use) all proceeds of Credit Extensions for one or more of the following: (a) for lawful, corporate purposes; and (b) to satisfy its insurance bonding requirements. No Restricted Company is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U. No part of the proceeds of any Credit Extension will be used, directly or indirectly, for a purpose which violates any Legal Requirement, including the provisions of Regulation T, U, or X (as enacted by the Board of Governors of the Federal Reserve System, as amended). "Margin Stock" (as defined in Regulation U) constitutes less than twenty-five percent (25%) of those assets of the Companies that are subject to any limitation on sale, pledge, or similar restrictions hereunder.

      7.2 EXISTENCE, GOOD STANDING, AUTHORITY, AND AUTHORIZATIONS. Each Restricted Company is duly organized, validly existing, and in good standing under the Legal Requirements of its jurisdiction of organization. Each Restricted Company is duly qualified to transact business and is in good standing in each jurisdiction where the nature and extent of its business and properties require the same, except where the failure to be so qualified could not constitute a Material Adverse Event. Each Restricted Company possesses all the Authorizations necessary or required in the conduct of its respective business(es), and the same are valid, binding, enforceable, and subsisting without any defaults thereunder or enforceable adverse limitations thereon and are not subject to any proceedings or claims opposing the issuance, development, or use thereof or contesting the validity thereof, except for any such circumstance that could not be a Material Adverse Event.

      7.3 SUBSIDIARIES; CAPITAL STOCK. The Companies have no Subsidiaries except as disclosed on SCHEDULE 7.3, such schedule reflecting each Subsidiary's jurisdiction of incorporation (as supplemented and modified in writing from time to time to reflect any changes to such SCHEDULE as a result of transactions permitted or not prohibited by the Loan Documents) and each Unrestricted Subsidiary is designated as such. All of the outstanding Stock of each Subsidiary is duly authorized, validly issued, fully paid, and nonassessable and, except (a) for directors' qualifying shares, or (b) as otherwise set forth on SCHEDULE 7.3, are owned directly or indirectly by Borrower (as supplemented and modified in writing from time to time to reflect any changes to such SCHEDULE as a result of transactions permitted or not prohibited by the Loan Documents), free and clear, in the case of all Restricted Subsidiaries, of any Liens, restrictions (including restrictions on transfer), claims, or Rights of another Person except for restrictions on transfer imposed by securities Legal Requirements and general corporate Legal Requirements.

      7.4 AUTHORIZATION AND CONTRAVENTION. The execution and delivery by Borrower of each Loan Document and the performance by Borrower of its obligations thereunder (a) are within the corporate power of Borrower, (b) have been duly authorized by all necessary corporate action on the part of Borrower,
(c) require no action by or in respect of Authorizations of or filing with, any Governmental Authority, which action, Authorization, or filing has not been taken, received, or made on or prior to the Closing Date (or if later, the date of execution and delivery of such Loan Document) other than filing of the Loan Documents pursuant to securities Legal Requirements, (d) will not violate any provision of the Constituent Documents of any Company, (e) will not violate any provision of any Legal Requirement applicable to any Company, other than such violations which individually or collectively could not be a

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  37

Material Adverse Event, (f) will not violate any material written or oral agreements, contracts, commitments, or understandings to which any Company is a party, other than such violations which could not be a Material Adverse Event, or (g) will not result in the creation or imposition of any Lien on any asset of any Company.

      7.5 BINDING EFFECT. Upon execution and delivery by all parties thereto, each Loan Document to which Borrower is a party will constitute a legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

      7.6 FINANCIAL STATEMENTS. The Current Financials were prepared in accordance with GAAP and present fairly, in all material respects, the consolidated financial condition, results of operations, and cash flows of the Companies as of and for the portion of the fiscal year ending on the date or dates thereof (subject only to normal year-end audit adjustments). There were no material liabilities, direct or indirect, fixed or contingent, of the Companies as of the date or dates of the Current Financials which are required under GAAP to be reflected therein or in the notes thereto, and are not so reflected. No Material Adverse Event has occurred from March 31, 2004 to the Closing Date.

      7.7 LITIGATION, CLAIMS, INVESTIGATIONS. No Company is subject to, or aware of the threat of, any Litigation which is reasonably likely to be determined adversely to any Company, and, if so adversely determined, could (individually or collectively with other Litigation) be a Material Adverse Event. There are no outstanding orders or judgments for the payment of money in excess of $25,000,000 (individually or collectively) or any warrant of attachment, sequestration, or similar proceeding against the assets of any Company having a value (individually or collectively) of $25,000,000 or more which is not either
(a) stayed on appeal, or (b) being contested in good faith by appropriate proceedings diligently conducted, and against which reserves or other provisions required by GAAP have been made. There are no formal complaints, suits, claims, investigations, or proceedings initiated at or by any Governmental Authority pending or, to the best knowledge of Borrower, threatened against any Company which is reasonably likely to be determined adversely and, if so adversely determined, could be a Material Adverse Event, nor any judgments, decrees, or orders of any Governmental Authority outstanding against any Company that could be a Material Adverse Event.

      7.8 TAXES. All Tax returns of each Company required to be filed have been filed (or extensions have been granted) prior to delinquency, except for any such returns for which the failure to so file could not be a Material Adverse Event, and all Taxes imposed upon each Company which are due and payable have been paid prior to delinquency, other than Taxes (a) that are being contested in good faith by appropriate proceedings diligently conducted, and against which reserves or other provisions required by GAAP have been made, or (b) for which nonpayment thereof could not be a Material Adverse Event.

      7.9 ENVIRONMENTAL MATTERS. No Company, after reasonable inquiry, (a) knows of any environmental condition or circumstance, such as the presence or Release of any Hazardous Materials, on any property presently or previously owned or leased by any Company or to which Hazardous Materials generated by any Company have been taken, that could be a Material Adverse Event, (b) knows of any violation by any Company of any Environmental Law that could be a Material Adverse Event, or (c) knows that any Company is under any obligation to remedy any violation of any Environmental Law or any Release or threatened Release of any Hazardous Materials that could be a Material Adverse Event.

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  38

      7.10 EMPLOYEE BENEFIT PLANS. (a) No Employee Plan has incurred an accumulated funding deficiency, as defined in Section 302 of ERISA and Section 412 of the Tax Code, (b) neither Borrower nor any ERISA Affiliate has incurred a liability which is currently due and remains unpaid under Title IV of ERISA to the PBGC or to an Employee Plan in connection with any such Employee Plan, (c) neither Borrower nor any ERISA Affiliate has withdrawn in whole or in part from participation in a Multiemployer Plan, (d) Borrower has not engaged in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Tax Code), and (e) no Reportable Event has occurred which is reasonably likely to result in the termination of an Employee Plan if such accumulated funding deficiency, liability, withdrawal, prohibited transaction, or Reportable Event is reasonably likely to result individually or in the aggregate in liability on the part of Borrower in excess of $25,000,000. The present value of all benefit liabilities within the meaning of Title IV of ERISA under each Employee Plan (based on those actuarial assumptions used to fund such Employee
Plan) did not, as of the last annual valuation date for the most recent plan year of such Employee Plan, exceed the value of the assets of such Employee Plan, and the total present values of all benefit liabilities within the meaning of Title IV of ERISA of all Employee Plans (based on the actuarial assumptions used to fund each such Employee Plan) did not, as of the respective annual valuation dates for the most recent plan year of each such Plan, exceed the value of the assets of all such Employee Plans.

      7.11 PROPERTIES; LIENS. Each Restricted Company has good and indefeasible title to all its property reflected on the Current Financials, except for property that (a) is obsolete, or (b) has been disposed of in the ordinary course of business or as otherwise permitted by the Loan Documents. Except for Permitted Liens, there is no Lien on any property of any Restricted Company.

      7.12 GOVERNMENT REGULATIONS. No Company is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or any other Legal Requirement (other than Regulations T, U, and X of the Board of Governors of the Federal Reserve System) which regulates the incurrence of Debt.

      7.13 TRANSACTIONS WITH AFFILIATES. No Restricted Company is a party to a transaction with any of its Affiliates, other than transactions upon fair and reasonable terms not materially less favorable than such Restricted Company could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate.

      7.14 NO DEFAULT. No event has occurred and is continuing or would result from the incurring of obligations by Borrower under this Agreement or any other Loan Document which constitutes an Event of Default or a Potential Default. No Restricted Company is in default under or with respect to any material written or oral agreements, contracts, commitments, or understandings to which any Restricted Company is party which could, individually or together with all such defaults, be a Material Adverse Event.

      7.15 SOLVENCY. At the time of each Credit Extension hereunder, each Restricted Company is (and after giving effect to the transactions contemplated by the Loan Documents and any incurrence of additional Debt, will be) Solvent.

      7.16 COMPLIANCE WITH LEGAL REQUIREMENTS. No Company is in violation of any Legal Requirements (including Environmental Laws), other than such violations which could not, individually or collectively, be a Material Adverse Event. No Company has received notice alleging any non-

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  39
compliance with any Legal Requirements, except for such non-compliance which no longer exists or which could not be a Material Adverse Event.

      7.17 FULL DISCLOSURE. There is no material fact or condition relating to the Loan Documents or the financial condition, business, or property of any Company which could be a Material Adverse Event and which has not been disclosed, in writing, to Administrative Agent. All information heretofore furnished by any Company to any Credit Party in connection with the Loan Documents was, and all such information hereafter furnished by any Company to any Credit Party will be, true and accurate in all material respects or based on reasonable estimates on the date as of which such information is stated or certified.

      7.18 SENIOR DEBT. The Obligation constitutes (and will constitute until payment in full and cancellation of all Commitments hereunder) Borrower's direct and unconditional obligation and ranks at least pari passu with other unsecured and unsubordinated Debt of Borrower.

SECTION 8 AFFIRMATIVE COVENANTS.

      Borrower covenants and agrees to perform, observe, and comply with each of the following covenants, from the Closing Date and so long thereafter as Lenders are committed to make any Credit Extensions under this Agreement and thereafter until the payment in full of all Principal Debt, all L/C Obligations, and payment in full of all interest, fees, and other amounts of the Obligation then due and owing, unless Borrower receives a prior written consent to the contrary by Administrative Agent as authorized by Required Lenders:

      8.1 USE OF PROCEEDS. Borrower shall use the proceeds of all Credit Extensions only for the purposes represented herein.

      8.2 BOOKS AND RECORDS. Borrower shall, and shall cause each other Company to, maintain books, records, and accounts necessary to prepare all Financial Statements delivered hereunder in accordance with GAAP.

      8.3 ITEMS TO BE FURNISHED. Borrower shall cause the following to be furnished to Administrative Agent and each Lender:

      (a) ANNUAL FINANCIAL STATEMENTS. Promptly after preparation, and no later than one hundred and twenty (120) days after the last day of each fiscal year of Borrower, Financial Statements showing the consolidated and consolidating financial condition and results of operations of the Companies, as of, and for the year ended on, such day, each accompanied by:

            (i) with respect to the consolidated Financial Statements, the unqualified opinion of a firm of nationally-recognized independent certified public accountants, based on an audit using generally accepted auditing standards, that such Financial Statements were prepared in accordance with GAAP and present fairly the consolidated financial condition and results of operations of the Companies;

            (ii) any management letter delivered to Borrower prepared by such accounting firm with respect to such Financial Statements; and

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  40

            (iii) a Compliance Certificate.

      (b) PERIODIC FINANCIAL STATEMENTS. Promptly after preparation, and no later than sixty (60) days after the last day of each fiscal quarter of Borrower (other than the last fiscal quarter of any fiscal year), Financial Statements showing the consolidated and consolidating financial condition and results of operations calculated for the Companies for such fiscal quarter and for the period from the beginning of the then-current fiscal year to such last day, accompanied by (i) an internally prepared financial summary of the Companies and other information as Administrative Agent may reasonably request, and (ii) a Compliance Certificate with respect to such Financial Statements.

      (c) MANAGEMENT LETTERS. Promptly upon receipt thereof, copies of all auditor's annual management letters delivered to Borrower.

      (d) NOTICES OF LITIGATION, DEFAULTS, ETC. Notice, promptly after Borrower knows or has reason to know of (i) the existence and status of any Litigation which is reasonably likely to be determined adversely and, if so adversely determined, could be a Material Adverse Event, or of any order or judgment for the payment of money which (individually or collectively) is in excess of $25,000,000, or any warrant of attachment, sequestration, or similar proceeding against the assets of any Company having a value (individually or collectively) of $25,000,000 or more, (ii) any material change in any material fact or circumstance represented or warranted in any Loan Document, (iii) a Potential Default or Event of Default specifying the nature thereof and what action Borrower or any other Company has taken, is taking, or proposes to take with respect thereto; provided, however, that Borrower shall have no obligation to notify Administrative Agent or Lenders of a Potential Default under SECTION 9.12 unless Borrower has actual knowledge of such Potential Default and such Potential Default has continued, or Borrower reasonably expects such Potential Default to continue, for a period of five (5) consecutive days, (iv) the receipt by any Company of any notice from any Governmental Authority of the expiration without renewal, termination, material modification or suspension of, or institution of any proceedings to terminate, materially modify, or suspend, any Authorization which any Company is required to hold in order to operate its business in compliance with all Legal Requirements, other than such expirations, terminations, suspensions, or modifications which individually or in the aggregate would not be a Material Adverse Event, (v) any federal, state, or local statute, regulation, or ordinance or judicial or administrative order limiting or controlling the operations of any Company which has been issued or adopted hereafter and which is of material adverse importance or effect in relation to the operations of the Companies taken as a whole, (vi) the receipt by any Company of notice of any violation or alleged violation of any Environmental Law, which violation or alleged violation could individually or collectively with other such violations or allegations, reasonably be expected to be a Material Adverse Event, or (vii) (A) the occurrence of a Reportable Event that, alone or together with any other Reportable Event, could reasonably be expected to result in liability of any Company to the PBGC in an aggregate amount exceeding $25,000,000; (B) any expressed statement in writing on the part of the PBGC of its intention to terminate any Employee Plan or Plans; (C) Borrower's or an ERISA Affiliate's becoming obligated to file with the PBGC a notice of failure to make a required installment or other payment with respect to an Employee Plan; or (D) the receipt by Borrower or an ERISA Affiliate from the sponsor of a Multiemployer Plan of either a notice concerning the imposition of withdrawal liability in an aggregate amount exceeding $25,000,000 or of the impending termination or reorganization of such Multiemployer Plan.

      (e) SCHEDULE AND EXHIBIT UPDATES. Concurrently with the delivery of each Compliance Certificate, to the extent any of the information or disclosures provided on any of the SCHEDULES or

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  41

EXHIBITS delivered pursuant to this Agreement or any Loan Documents has become outdated or incorrect in any material respect, such revised or updated SCHEDULES or EXHIBITS as may be necessary or appropriate to update or correct such information or disclosures.

      (f) SEC FILINGS. Promptly after the filing thereof, a true, correct, and complete copy of each Form 10-K and Form 10-Q filed by or on behalf of Borrower with the Securities and Exchange Commission, and notice of the filing of any Form 8-K by or on behalf of Borrower with the Securities and Exchange Commission.

      (g) CHANGE IN RATINGS. Promptly upon the receipt of notice thereof, and in any event within three (3) Business Days after any change in the Moody's Rating or the S & P Rating, notice of such change.

      (h) OTHER INFORMATION. Promptly upon request therefor by any Credit Party, such information (not otherwise required to be furnished under the Loan Documents) respecting the business affairs, assets, and liabilities of the Companies, as reasonably requested.

      8.4 INSPECTIONS. Borrower shall, and shall cause each other Company to, upon reasonable notice, allow any Credit Party (or its Representatives) (except in the case of Administrative Agent or its Representatives or unless an Event of Default then exists (which in either case shall be at the expense of Borrower), at the sole expense of such Credit Party) to inspect any of their properties, to review reports, files, and other records and to make and take away copies thereof, to conduct tests or investigations, and to discuss any of their affairs, conditions, and finances with other creditors, directors, officers, employees, other representatives, and independent accountants of the Companies, from time to time, during reasonable business hours.

      8.5 TAXES. Borrower shall, and shall cause each other Company to (a) promptly pay when due any and all Taxes other than Taxes the failure to pay could not be a Material Adverse Event or the applicability, amount, or validity of which is being contested in good faith by appropriate proceedings diligently conducted, and against which reserves or other provisions required by GAAP have been made, and in respect of which levy and execution of any lien securing same have been and continue to be stayed, and (b) notify Administrative Agent immediately if the Internal Revenue Service or any other taxing authority commences or notifies any Company of its intention to commence an audit or investigation with respect to any Taxes of any kind due or alleged to be due from any Company to the extent that the failure to pay such Taxes could be a Material Adverse Event.

      8.6 PAYMENT OF OBLIGATIONS. Borrower shall pay the Obligation in accordance with the terms and provisions of the Loan Documents. Borrower shall, and shall cause each Restricted Company to, promptly pay (or renew and extend) all of its material obligations as the same become due (unless such obligations (other than the Obligation) are being contested in good faith by appropriate proceedings).

      8.7 MAINTENANCE OF EXISTENCE, ASSETS, AND BUSINESS. Except as otherwise permitted by SECTION 9.10, Borrower shall, and shall cause each other Company to, at all times: (a) maintain its existence and good standing in the jurisdiction of its organization and its authority to transact business in all other jurisdictions where the failure to so maintain could be a Material Adverse Event; (b) maintain all licenses, permits, and franchises necessary for its business where the failure to so maintain could be a Material Adverse Event; (c) keep all of its assets which are useful in and necessary to its business in good working order and condition (ordinary wear and tear excepted) and make all necessary repairs thereto and

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT   42
replacements thereof where the failure to do so could be a Material Adverse Event; and (d) do all things necessary to obtain, renew, extend, and continue in effect all Authorizations which may at any time and from time to time be necessary for the Companies to operate their businesses in compliance with all Legal Requirements, where the failure to so obtain, renew, extend, or continue in effect could be a Material Adverse Event.

      8.8 INSURANCE. Borrower shall, and shall cause each other Company to, maintain with financially sound, responsible, and reputable insurance companies or associations insurance concerning its properties and businesses against casualties and contingencies and of types and in amounts (and with co-insurance and deductibles) as is customary in the case of similar businesses. At Administrative Agent's request, Borrower shall, and shall cause each other Company to, promptly deliver to Administrative Agent evidence of insurance for each policy of insurance and evidence of payment of all premiums.

      8.9 PRESERVATION AND PROTECTION OF RIGHTS. Borrower shall, and shall cause each other Company to, perform such acts and duly authorize, execute, acknowledge, deliver, file, and record any additional agreements, documents, instruments, and certificates as Administrative Agent or Required Lenders may reasonably deem necessary or appropriate in order to preserve and protect the Rights of the Credit Parties under any Loan Document.

      8.10 ENVIRONMENTAL LAWS. Borrower shall, and shall cause each other Company to (a) conduct its business so as to comply with all applicable Environmental Laws and shall promptly take corrective action to remedy any non-compliance with any Environmental Law, and (b) promptly investigate and remediate any known Release or threatened Release of any Hazardous Material on any property owned by any Company or at any facility operated by any Company to the extent and degree necessary to comply with all Environmental Laws, except, in the cases of CLAUSES (a) and (b), to the extent that the failure to do so could not be a Material Adverse Event.

      8.11 COMPLIANCE WITH LEGAL REQUIREMENTS. Borrower shall, and shall cause each other Company to, comply with the provisions of all Legal Requirements applicable to it, and any material written or oral agreement, contract, commitment, or understanding to which it is a party, unless the failure to so comply alone, or when aggregated with all other such non-compliance, could not be a Material Adverse Event.

      8.12 DESIGNATION OF UNRESTRICTED SUBSIDIARIES.

      (a) Borrower shall have the option of designating any Restricted Subsidiary as an Unrestricted Subsidiary by giving prior written notice to the Administrative Agent and Lenders (as provided in the next sentence), provided that (i) such designation does not result in an Event of Default or a Potential Default, and (ii) the aggregate of (x) the Recourse Debt of such Restricted Subsidiary (determined as at the date of such designation), and (y) the aggregate Recourse Debt of all other Subsidiaries of Borrower, if any, which Borrower has previously designated as Unrestricted Subsidiaries (determined for each such other Subsidiary as at the date of designation of the new Unrestricted Subsidiary and determined for all such Subsidiaries (including the new Unrestricted Subsidiary) on a consolidated basis in accordance with GAAP) does not exceed the greater of (a) twenty-five percent (25%) of Consolidated Debt (determined as at the date of such designation) excluding the Restricted Subsidiary to be so designated, or (b) $750,000,000. Each notice of designation delivered pursuant to the preceding sentence shall be accompanied by the following documents, each certified by a Responsible

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  43

Officer of Borrower and setting forth the relevant financial information as at a specified date not earlier than ten (10) days before the effective date of such designation: (X) a statement showing, in reasonable detail, the Tangible Net Worth, the total Debt, and the total assets of each Restricted Subsidiary the subject of such notice of designation; and (Y) a Compliance Certificate showing comparative figures for Borrower and the Restricted Subsidiaries before and after giving effect to such notice of designation and a statement demonstrating, in reasonable detail, compliance with CLAUSE (ii) of the first sentence of this
SECTION 8.12(a). Any attempted designation by Borrower of a Restricted Subsidiary as an Unrestricted Subsidiary other than in compliance with the limitations contained in this SECTION 8.12(a) shall be ineffective as fully as if such attempted designation had never occurred.

      (b) Borrower shall have the option of designating any newly formed or acquired Subsidiary as an Unrestricted Subsidiary so long as such designation complies with the requirements of the proviso in the first sentence of SECTION 8.12(a) and Administrative Agent receives a list of newly formed or acquired Unrestricted Subsidiaries in connection with the delivery of each Compliance Certificate delivered to Administrative Agent pursuant to SECTION 8.3, which Compliance Certificate shall contain a statement that Borrower is in compliance with CLAUSE (ii) of the first sentence of SECTION 8.12(a) (for such purpose the reference to "Restricted Subsidiary" in CLAUSE (ii) of the first sentence of
SECTION 8.12(a) shall be deemed to read "newly formed or acquired Subsidiary").

      (c) If, as of any date, the aggregate Recourse Debt of the Unrestricted Subsidiaries (determined on a consolidated basis in accordance with GAAP) exceeds the greater of (a) twenty-five percent (25%) of Consolidated Debt as of such date or (b) $750,000,000, then Borrower shall designate an Unrestricted Subsidiary or Subsidiaries to be a Restricted Subsidiary such that the aggregate Recourse Debt of the remaining Unrestricted Subsidiaries does not exceed the greater of (a) twenty-five percent (25%) of Consolidated Debt (including the newly designated Restricted Subsidiary), or (b) $750,000,000. Borrower shall notify Administrative Agent and Lenders of any such designation not later than ten (10) days after the requirement to make such designation arises pursuant to the preceding sentence, accompanied by the following documents, each certified by a Responsible Officer of Borrower and setting forth the relevant financial information as at a specified date not earlier than ten (10) days before the effective date of such designation: (X) a statement showing, in reasonable detail, the Tangible Net Worth, the total Debt, and the total assets of the Subsidiary to be designated a Restricted Subsidiary, and (Y) a Compliance Certificate showing comparative figures for Borrower and the Restricted Subsidiaries before and after giving effect to such notice of designation and a statement demonstrating, in reasonable detail, compliance with this SECTION 8.12(c).

SECTION 9 NEGATIVE COVENANTS.

      Borrower covenants and agrees to perform, observe, and comply with each of the following covenants, from the Closing Date and so long thereafter as Lenders are committed to make any Credit Extensions under this Agreement and thereafter until the payment in full of all Principal Debt, all L/C Obligations, and payment in full of all other interest, fees, and other amounts of the Obligation then due and owing, unless Borrower receives a prior written consent to the contrary by Administrative Agent as authorized by Required Lenders (or all Lenders, in the case of SECTION 9.6):

      9.1 EMPLOYEE BENEFIT PLANS. Borrower shall not, and shall not permit any ERISA Affiliate to, directly or indirectly, engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Tax
Code), and the Companies and their respective ERISA Affiliates shall not, directly or indirectly, (a) incur any "accumulated funding deficiency" as such term is defined in

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  44

Section 302 of ERISA with respect to any Employee Plan, (b) permit any Employee Plan to be subject to involuntary termination proceedings pursuant to Title IV of ERISA, or (c) fully or partially withdraw from any Multiemployer Plan, if such prohibited transaction, accumulated funding deficiency, termination proceeding, or withdrawal would result individually or in the aggregate in liability on the part of Borrower in excess of $25,000,000.

      9.2 LIENS. Borrower shall not, and shall not permit any other Restricted Company to, directly or indirectly, (a) create, incur, or suffer or permit to be created or incurred or to exist any Lien upon any Stock of any Restricted Subsidiary (other than Stock not owned by a Company), or (b) create, incur, or suffer or permit to be created or incurred or to exist any Lien upon any of its other assets, except in the case of CLAUSE (b):

            (i) pledges or deposits made to secure payment of worker's compensation, or to participate in any fund in connection with worker's compensation, unemployment insurance, pensions, or other social security programs;

            (ii) good-faith pledges or deposits made to secure performance of bids, tenders, insurance or other contracts (other than for the repayment of borrowed money), or leases, or to secure statutory obligations, surety or appeal bonds, or indemnity, performance, or other similar bonds as all such Liens arise in the ordinary course of business of the Restricted Companies;

            (iii) encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, none of which impair in any material respect the use of such property by the Person in question in the operation of its business, and none of which is violated by existing or proposed structures or land use;

            (iv) Liens of landlords or of mortgagees of landlords, arising solely by operation of law, on fixtures and movable property located on premises leased in the ordinary course of business;

            (v) the following, so long as the applicability, amount, or validity of which is being contested in good faith by appropriate proceedings diligently conducted, and against which reserves or other provisions required by GAAP have been made, levy and execution thereon have been stayed and continue to be stayed, and they do not in the aggregate materially detract from the value of the property of the Person in question, or materially impair the use thereof in the operation of its business: (A) claims and Liens for Taxes (other than Liens relating to Environmental Laws or ERISA); (B) claims and Liens upon, and defects of title to, real or personal property, including any attachment of personal or real property or other legal process prior to adjudication of a dispute of the merits; and (C) claims and Liens of mechanics, materialmen, warehousemen, carriers, landlords, or other like Liens;

            (vi) Liens in favor of Administrative Agent with respect to Cash Collateralized Letters of Credit;

            (vii) Liens in favor of Borrower;

            (viii) Liens in assets or properties acquired with purchase money Debt securing only such purchase money Debt;

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  45

            (ix) Liens on any property or asset of any corporation or other entity existing at the time such corporation or other entity becomes a Subsidiary or is merged or consolidated with or into any Restricted Company or at the time such property or asset is acquired from such corporation or other entity, other than any Lien placed on any property or asset of such corporation or other entity in contemplation of such acquisition, merger, or consolidation;

            (x) Liens securing non-recourse Debt incurred in connection with industrial revenue or similar financing;

            (xi) Liens for current taxes not yet due;

            (xii) other Liens securing Debt or other obligations not to exceed in the aggregate for all such Liens the sum of $25,000,000; and

            (xiii) any renewals, extensions, or refinancings (but not increase in the principal amount thereof) of any of the foregoing Permitted Liens.

      9.3 SUBSIDIARY INDEBTEDNESS; LIMITATIONS ON UPSTREAMING. Borrower shall not permit any Restricted Subsidiary to guaranty any Debt of Borrower unless such Restricted Subsidiary also executes a pari passu guaranty of the Obligation. Borrower shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly agree to any restriction or limitation on the making of dividends or distributions, the repaying of loans or advances or the transferring of assets from any Restricted Subsidiary to Borrower or any other Restricted Subsidiary, except (a) restrictions and limitations imposed by Legal Requirements, (b) customary restrictions and limitations contained in agreements relating to the sale of a Subsidiary or its assets that is permitted hereunder and (c) any other restrictions that could not reasonably be expected to cause a Material Adverse Event.

      9.4 TRANSACTIONS WITH AFFILIATES. Borrower shall not, and shall not permit any other Restricted Company to, enter into any transaction with any of its Affiliates, other than transactions upon fair and reasonable terms not materially less favorable than such Restricted Company could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate.

      9.5 COMPLIANCE WITH DOCUMENTS. Borrower shall not, and shall not permit any other Company to, violate the provisions of its Constituent Documents, or modify, repeal, replace, or amend any provision of its Constituent Documents, if such action could materially and adversely affect the Rights of any Credit Party under this Agreement or the other Loan Documents.

      9.6 ASSIGNMENT. Borrower shall not assign or transfer any of its Rights, duties, or obligations under any of the Loan Documents.

      9.7 FISCAL YEAR AND ACCOUNTING METHODS. Borrower shall not, and shall not permit any other Restricted Company to, change its method of accounting, other than immaterial changes in methods or as required by GAAP. Borrower shall not, and shall not permit any other Restricted Company to, change its fiscal year for book accounting purposes, except upon the delivery of written notice to Administrative Agent.

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  46

      9.8 GOVERNMENT REGULATIONS. Borrower shall not, and shall not permit any other Restricted Company to, conduct its business in such a way that it will become subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or any other Legal Requirement (other than Regulations T, U, and X of the Board of Governors of the Federal Reserve System) which regulates the incurrence of Debt.

      9.9 SALE OF ASSETS. Borrower shall not, and shall not permit any other Restricted Company to, sell, assign, transfer, or otherwise dispose of all or substantially all of its assets, other than (a) sales, assignments, transfers, or other dispositions of assets by a Restricted Subsidiary to Borrower or to another Restricted Subsidiary and (b) sales, assignments, transfers, or other dispositions of assets (to Persons other than Borrower or a Restricted Subsidiary) of Restricted Subsidiaries (i) having an aggregate fair market value not to exceed $100,000,000 in any fiscal year, or (ii) in the ordinary course of business.

      9.10 MERGERS AND DISSOLUTIONS; SALE OF CAPITAL STOCK. Borrower shall not, and shall not permit any other Restricted Company to, directly or indirectly, merge or consolidate with any other Person, other than (a) mergers or consolidations involving Borrower if Borrower is the surviving entity, and (b) mergers or consolidations among Wholly-owned Companies, in each case so long as no Potential Default or Event of Default exists or would result therefrom; provided that in any merger involving Restricted Company, a Restricted Company must be the surviving entity. Borrower shall not, and shall not permit any other Restricted Company to, liquidate, wind up, or dissolve (or suffer any liquidation or dissolution), other than liquidations, wind ups, or dissolutions incident to mergers or consolidations permitted under this SECTION 9.10. Borrower shall not, and shall not permit any other Company to, sell, assign, lease, transfer, or otherwise dispose of the Stock of any other Restricted Company, other than sales, assignments, leases, transfers, or other such dispositions to another Company. Notwithstanding the foregoing, nothing in this Agreement shall prohibit any mergers, consolidations, liquidations, wind ups, or dissolutions of any Subsidiary or the sale, assignment, lease, transfer, or other disposal of the Stock of any Subsidiary so long as (i) no Potential Default or Event of Default exists or would result from such merger, consolidation, liquidation, wind up, or dissolution or such sale, assignment, lease, transfer, or other disposal of such Stock, (ii) after giving effect thereto, the character of the business of the Restricted Companies, on a consolidated basis, will not be materially changed, and (iii) the assets, annual revenues, and annual net income, in each case determined in accordance with GAAP, of the affected Subsidiary does not exceed $100,000,000.

      9.11 NEW BUSINESS. Borrower shall not, and shall not permit any other Restricted Company to, directly or indirectly, permit or suffer to exist any material change (on a consolidated basis) in the type of businesses in which it is engaged from the businesses (on a consolidated basis) of the Companies as conducted on the Closing Date.

      9.12 FINANCIAL COVENANTS.

      (a) LEVERAGE RATIO. Borrower shall not permit the Leverage Ratio (expressed as a percent), as of the last day of any fiscal quarter of Borrower, to be greater than fifty-five percent (55%).

      (b) INTEREST COVERAGE. Borrower shall not permit the Interest Coverage Ratio, as of the last day of any fiscal quarter of Borrower, to be less than 2.0 to 1.0.

      (c) MINIMUM TANGIBLE NET WORTH. Borrower shall not permit Consolidated Tangible Net Worth, as of any date, to be less than the sum of (a) $2,210,538,000, plus (b) fifty percent (50%) of the

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  47
amount of Net Proceeds from any Equity Issuance subsequent to March 31, 2004, plus (c) fifty percent (50%) of Cumulative Consolidated Net Income.

SECTION 10 DEFAULT.

      The term "EVENT OF DEFAULT" means the occurrence of any one or more of the following events:

      10.1 PAYMENT OF OBLIGATION. The failure or refusal of Borrower to pay (a) all or any part of the Principal Debt or any L/C Obligation when the same becomes due (whether by its terms, by acceleration, or as otherwise provided in the Loan Documents), or (b) any other part of the Obligation within five (5) calendar days after the due date, or (c) the indemnification and reimbursement obligations provided for in the Loan Documents after demand therefor.

      10.2 COVENANTS. The failure or refusal of Borrower (and, if applicable, any other Company) to punctually and properly perform, observe, and comply with:

      (a) any covenant, agreement, or condition contained in SECTION 8.3 (other than SECTIONS 8.3(e), 8.3(f), and 8.3(g)); or

      (b) any covenant, agreement, or condition contained in SECTIONS 8.3(e), 8.3(f), 8.3(g), 8.12, or 9, and such failure or refusal continues unremedied for ten (10) days after the earlier of (i) notice given by Administrative Agent to Borrower of such failure or refusal, or (ii) Borrower's actual knowledge of such failure or refusal; or

      (c) any other covenant, agreement, or condition contained in any Loan Document (other than the covenants to pay the Obligation and the covenants in CLAUSE (a) or (b) preceding) and such failure or refusal continues unremedied for thirty (30) days after the earlier of (i) notice given by Administrative Agent to Borrower of such failure or refusal, or (ii) Borrower's actual knowledge of such failure or refusal.

      10.3 DEBTOR RELIEF. Any Restricted Company (a) shall not be Solvent, (b) fails to pay its Debts generally as they become due, (c) makes an assignment for the benefit of creditors, (d) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Relief Law, other than as a creditor or claimant, or
(e) becomes a party to or is made the subject of any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, that could suspend or otherwise adversely affect the Rights of any Credit Party granted in the Loan Documents (unless, in the event such proceeding is involuntary, the petition instituting same is dismissed within sixty (60) days after its filing without the entry of an order for relief or the appointment of a receiver) or an order of relief or judgment is entered in, or a receiver or similar officer is appointed pursuant to, any such proceeding.

      10.4 JUDGMENTS AND ATTACHMENTS. Any Restricted Company fails, within sixty
(60) days after entry, to pay, bond, or otherwise discharge any judgment or order for the payment of money in excess of $25,000,000 (individually or collectively) or any warrant of attachment, sequestration, or similar proceeding against any Restricted Company's assets having a value (individually or collectively) of $25,000,000, in each case, which is not stayed on appeal.

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  48

      10.5 GOVERNMENT ACTION.

      (a) A final non-appealable order is issued by any Governmental Authority, including, but not limited to, the United States Justice Department, seeking to cause any Restricted Company to divest a significant portion of its assets pursuant to any antitrust, restraint of trade, unfair competition, industry regulation, or similar Legal Requirements; or

      (b) Any Governmental Authority shall condemn, seize, or otherwise appropriate, or take custody or control of all or any substantial portion of the assets of any Restricted Company.

      10.6 MISREPRESENTATION. Any representation or warranty made by Borrower contained in any Loan Document shall at any time prove to have been incorrect in any material respect when made.

      10.7 CHANGE OF CONTROL. A Change in Control of Borrower shall occur.

      10.8 DEFAULT UNDER OTHER DEBT AND AGREEMENTS.

      (a) Any Restricted Company fails to make any payments when due (after lapse of any applicable grace periods) with respect to any Debt of such Restricted Company (other than the Obligation) in excess (individually or collectively) of $25,000,000; and

      (b) Any default exists under any agreement (other than the Loan Documents) to which any Restricted Company is a party, which has not been waived by the parties thereto, the effect of which has been to cause, or to permit any Person to cause, an amount of Debt of such Restricted Company in excess (individually or collectively) of $25,000,000 to become due and payable by such Restricted Company (whether by acceleration or by its terms).

      10.9 EMPLOYEE BENEFIT PLANS.

      (a) A "Reportable Event" or "Reportable Events," or a failure to make a required installment or other payment (within the meaning of Section 412(n)(1) of the Tax Code), shall have occurred with respect to any Employee Plan or Plans that is reasonably expected to result in liability of Borrower to the PBGC or to an Employee Plan in an aggregate amount exceeding $25,000,000; or

      (b) Borrower or any ERISA Affiliate has provided to any affected party a sixty (60) day notice of intent to terminate an Employee Plan pursuant to a distress termination in accordance with Section 4041(c) of ERISA if the liability reasonably expected to be incurred as a result of such termination will exceed $25,000,000; or

      (c) A trustee shall be appointed by a United States district court to administer any such Employee Plan pursuant to Section 4042(b) of ERISA; or

      (d) The PBGC shall institute proceedings (including giving notice of intent thereof) to terminate any such Employee Plan if such termination proceeding is reasonably expected to result in liability on the part of Borrower in excess of $25,000,000; or

      (e) (i) Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred withdrawal liability (within the meaning of Section 4201 of

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  49

ERISA) to such Multiemployer Plan, (ii) Borrower or such ERISA Affiliate does not have reasonable grounds for contesting such withdrawal liability or is not contesting such withdrawal liability in a timely and appropriate manner and
(iii) the amount of such withdrawal liability specified in such notice, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with withdrawal liabilities (determined as of the date or dates of such notification), exceeds $25,000,000; or

      (f) Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if solely as a result of such reorganization or termination the aggregate annual contributions of Borrower and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or have been or are being terminated have been or will be increased over the amounts required to be contributed to such Multiemployer Plans for their most recently completed plan years by an amount exceeding $25,000,000.

      10.10 VALIDITY AND ENFORCEABILITY OF LOAN DOCUMENTS. Any Loan Document shall, at any time after its execution and delivery and for any reason, cease to be in full force and effect in any material respect or be declared to be null and void (other than in accordance with the terms hereof or thereof) or the validity or enforceability thereof be contested by Borrower or Borrower shall deny in writing that it has any or any further liability or obligations under any Loan Document to which it is a party.

SECTION 11 RIGHTS AND REMEDIES.

      11.1 REMEDIES UPON DEFAULT.

      (a) If an Event of Default exists under SECTION 10.3(c), 10.3(d), or 10.3(e) then (i) the commitment to extend credit hereunder shall automatically terminate (ii) the entire unpaid balance of the Obligation shall automatically become due and payable, and (iii) Borrower shall automatically be required to Cash Collateralize the then-undrawn amount of outstanding Letters of Credit (in an amount equal to the outstanding amount thereof), in each case without any action or notice of any kind whatsoever.

      (b) If any Event of Default exists, then Administrative Agent may (and, subject to the terms of SECTION 12, shall upon the request of Required Lenders) or Required Lenders may, do any one or more of the following: (i) if the maturity of the Obligation has not already been accelerated under SECTION 11.1(a), then declare the entire unpaid balance of the Obligation, or any part thereof, immediately due and payable, whereupon it shall be due and payable;
(ii) terminate the commitments of Lenders to extend credit hereunder; (iii) reduce any claim to judgment; (iv) to the extent permitted by all Legal Requirements, exercise (or request each Lender to, and each Lender shall be entitled to, exercise) the Rights of offset or banker's Lien against the interest of any Company in and to every account and other property of any Company which are in the possession of any Credit Party to the extent of the full amount of the Obligation (to the extent permitted by all Legal Requirements, Borrower being deemed directly obligated to each Credit Party in the full amount of the Obligation for such purposes); (v) require that Borrower Cash Collateralize the then-undrawn amount of outstanding Letters of Credit (in an amount equal to the outstanding amount thereof); and (vi) exercise any and all other legal or equitable Rights afforded by the Loan Documents, the Legal Requirements of the State of Texas, or any other applicable jurisdiction as Administrative Agent shall deem appropriate, or otherwise, including, but not limited to, the Right to bring suit or other proceedings before any Governmental Authority either for specific performance of any covenant or condition contained in any of the Loan Documents or in aid of the

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  50
exercise of any Right granted to any Credit Party in any of the Loan Documents; provided that each Lender reserves the right to bring suit to recover Obligations owing to such Lender after such Obligations become due and payable in the event Administrative Agent or Required Lenders do not do so on its behalf.

      11.2 BORROWER WAIVERS. To the extent permitted by all Legal Requirements, Borrower hereby waives presentment and demand for payment, protest, notice of intention to accelerate, notice of acceleration, and notice of protest and nonpayment, and agrees that its liability with respect to the Obligation (or any part thereof) shall not be affected by any renewal or extension in the time of payment of the Obligation (or any part thereof), by any indulgence, or by any release or change in any security for the payment of the Obligation (or any part thereof).

      11.3 PERFORMANCE BY ADMINISTRATIVE AGENT. If any covenant, duty, or agreement of Borrower is not performed in accordance with the terms of the Loan Documents, while an Event of Default exists, then Administrative Agent may, at its option (but subject to the approval of Required Lenders), perform or attempt to perform such covenant, duty, or agreement on behalf of Borrower. In such event, any amount expended by Administrative Agent in such performance or attempted performance shall be payable by Borrower to Administrative Agent on demand, shall become part of the Obligation, and shall bear interest at the Default Rate from the date of such expenditure by Administrative Agent until paid. Notwithstanding the foregoing, it is expressly understood that Administrative Agent does not assume, and shall never have, except by its express written consent, any liability or responsibility for the performance of any covenant, duty, or agreement of Borrower.

      11.4 DELEGATION OF DUTIES AND RIGHTS. The Credit Parties may perform any of their duties or exercise any of their Rights under the Loan Documents by or through their respective Representatives.

      11.5 NOT IN CONTROL. Nothing in any Loan Document shall, or shall be deemed to (a) give any Credit Party the Right to exercise control over the assets (including real property), affairs, or management of any Company, (b) preclude or interfere with compliance by any Company with any Legal Requirement, or (c) require any act or omission by any Company that may be harmful to Persons or property. Any "Material Adverse Event" or other materiality qualifier in any representation, warranty, covenant, or other provision of any Loan Document is included for credit documentation purposes only and shall not, and shall not be deemed to, mean that any Credit Party acquiesces in any non-compliance by any Company with any Legal Requirement or document, or that any Credit Party does not expect any Company to promptly, diligently, and continuously carry out all appropriate removal, remediation, and termination activities required or appropriate in accordance with all Environmental Laws. The Credit Parties have no fiduciary relationship with or fiduciary duty to any Company arising out of or in connection with the Loan Documents, and the relationship between the Credit Parties, on the one hand, and the Companies, on the other hand, in connection with the Loan Documents is solely that of debtor and creditor. The power of the Credit Parties under the Loan Documents is limited to the Rights provided in the Loan Documents, which Rights exist solely to assure payment and performance of the Obligation and may be exercised in a manner calculated by the Credit Parties in their respective good faith business judgment.

      11.6 COURSE OF DEALING. The acceptance by any Credit Party at any time and from time to time of partial payment on the Obligation shall not be deemed to be a waiver of any Event of Default then existing. No waiver by any Credit Party of any Event of Default shall be deemed to be a waiver of any other then-existing or subsequent Event of Default. No delay or omission by any Credit Party in

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

exercising any Right under the Loan Documents shall impair such Right or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such Right preclude other or further exercise thereof, or the exercise of any other Right under the Loan Documents or otherwise.

      11.7 CUMULATIVE RIGHTS. All Rights available to the Credit Parties under the Loan Documents are cumulative of and in addition to all other Rights granted to the Credit Parties at law or in equity, whether or not the Obligation is due and payable and whether or not the Credit Parties have instituted any suit for collection, foreclosure, or other action in connection with the Loan Documents.

      11.8 APPLICATION OF PROCEEDS. Any and all proceeds ever received by any Credit Party from the exercise of any Rights pertaining to the Obligation shall be applied to the Obligation in the order and manner set forth in SECTION 3.7.

      11.9 CERTAIN PROCEEDINGS. Borrower will promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers any Credit Party may reasonably request in connection with the obtaining of any consent, approval, registration, qualification, permit, license, or Authorization of any Governmental Authority or other Person necessary or appropriate for the effective exercise of any Rights under the Loan Documents. Because Borrower agrees that the Credit Parties' remedies at law for failure of Borrower to comply with the provisions of this SECTION 11.9 would be inadequate and that such failure would not be adequately compensable in damages, Borrower agrees that the covenants of this SECTION 11.9 may be specifically enforced.

      11.10 EXPENSES; INDEMNIFICATION.

      (a) Borrower agrees (i) to pay or reimburse Administrative Agent for all reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent, or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs, and (ii) to pay or reimburse Administrative Agent and each Lender for all costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any "workout" or restructuring in respect of the Obligation and during any legal proceeding, including any proceeding under any Debtor Relief
Law), including all Attorney Costs. The foregoing costs and expenses shall include all search, filing, recording, title insurance, and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by Administrative Agent and the cost of independent public accountants and other outside experts retained by the Administrative Agent or any Lender. All amounts due under this SECTION 11.10(a) shall be payable within ten (10) Business Days after demand therefor. The agreements in this SECTION 11.10(a) shall survive the termination of the Commitments and repayment of the Obligation.

      (b) Whether or not the transactions contemplated hereby are consummated, Borrower shall indemnify and hold harmless each Agent-Related Person, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents, and attorneys-in-fact (collectively, "INDEMNITEES") from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions,

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

judgments, suits, costs, expenses, and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (i) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (ii) any Commitment, Borrowing, Letter of Credit, or the use or proposed use of the proceeds therefrom, or (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by Borrower or any Subsidiary, or any liability under Environmental Law related in any way to Borrower or any Subsidiary, or (iv) any actual or prospective claim, litigation, investigation, or proceeding relating to any of the foregoing, whether based on contract, tort, or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation, or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES"), IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE NEGLIGENCE OF THE INDEMNITEE; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses, or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith, or willful misconduct of such Indemnitee or such Indemnitee's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall Borrower or any Indemnitee have any liability for any indirect, punitive, or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date). All amounts due under this SECTION 11.10(b) shall be payable within ten (10) Business Days after demand therefor. The agreements in this SECTION 11.10(b) shall survive the resignation of Administrative Agent, the replacement of any Lender, the termination of the Commitments, and the repayment, satisfaction or discharge of the Obligation.

SECTION 12 ADMINISTRATIVE AGENT.

      12.1 APPOINTMENT AND AUTHORIZATION OF ADMINISTRATIVE AGENT.

      (a) Each Lender hereby irrevocably appoints, designates, and authorizes Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Administrative Agent agrees to: (a) make available promptly after the date of this Agreement to any Lender copies of all Loan Documents in its possession which are requested by any such Lender, and (b) timely distribute to each Lender all material information (including financial statements), requests, documents, and items received from Borrower under the Loan Documents. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Administrative Agent.

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

Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

      (b) Each L/C Issuer shall act on behalf of Lenders with respect to the Letters of Credit issued by it and the Letter of Credit Applications associated therewith, and such L/C Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in this SECTION 12 with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the Letter of Credit Applications pertaining to such Letters of Credit as fully as if the term "Administrative Agent" as used in this SECTION 12 and in the definition of "Agent-Related Person" included such L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to such L/C Issuer.

      12.2 DELEGATION OF DUTIES. Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees, or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

      12.3 LIABILITY OF ADMINISTRATIVE AGENT. No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Company or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement, or other document referred to or provided for in, or received by Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability, or sufficiency of this Agreement or any other Loan Document, or for any failure of any Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books, or records of any Company or any Affiliate thereof.

      12.4 RELIANCE BY ADMINISTRATIVE AGENT.

      (a) Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement, or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Company), independent accountants and other experts selected by Administrative Agent. Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  54
such action. Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

      (b) For purposes of determining compliance with the conditions specified in SECTION 6.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

      12.5 NOTICE OF EVENT OF DEFAULT. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default, except with respect to defaults in the payment of principal, interest, and fees required to be paid to Administrative Agent for the account of the Lenders, unless Administrative Agent shall have received written notice from a Lender or Borrower referring to this Agreement, describing such Event of Default and stating that such notice is a "notice of default." Administrative Agent will notify Lenders of its receipt of any such notice and of its giving of notice to Borrower pursuant to SECTIONS 10.2(b) or (c). Administrative Agent shall take such action with respect to such Event of Default as may be directed by the Required Lenders in accordance with SECTION 10; provided, however, that unless and until Administrative Agent has received any such direction, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable or in the best interest of the Lenders.

      12.6 CREDIT DECISION; DISCLOSURE OF INFORMATION BY ADMINISTRATIVE AGENT. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Company or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial, and other condition and creditworthiness of the Companies, and all applicable bank or other regulatory Legal Requirements relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals, and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial, and other condition and creditworthiness of Borrower. Except for notices, reports, and other documents expressly required to be furnished to Lenders by Administrative Agent herein, Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial, and other condition or creditworthiness of any Companies or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  55

      12.7 INDEMNIFICATION OF ADMINISTRATIVE AGENT. Whether or not the transactions contemplated hereby are consummated, Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Company and without limiting the obligation of any Company to do so), Pro Rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities to the extent the same shall have been determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Agent-Related Person's own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this SECTION 12.7. Without limitation of the foregoing, each Lender shall reimburse Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that Administrative Agent is not reimbursed for such expenses by or on behalf of Borrower. The undertaking in this SECTION 12.7 shall survive termination of the Aggregate Commitments, the payment of the Obligation, and the resignation of Administrative Agent.

      12.8 ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY. Administrative Agent and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with each Company and its respective Affiliates as though Administrative Agent were not Administrative Agent and without notice to or consent of Lenders. Lenders acknowledge that, pursuant to such activities, Administrative Agent or its Affiliates may receive information regarding any Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Company or such Affiliate) and acknowledge that Administrative Agent shall be under no obligation to provide such information to them. With respect to Borrowings, Administrative Agent shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not Administrative Agent, and the terms "Lender" and "Lenders" include Administrative Agent in its individual capacity.

      12.9 SUCCESSOR ADMINISTRATIVE AGENT. Administrative Agent may resign as Administrative Agent upon thirty (30) days' notice to Lenders. If Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among Lenders a successor administrative agent for Lenders, which successor administrative agent shall be consented to by Borrower at all times other than during the existence of an Event of Default (which consent of Borrower shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of Administrative Agent, Administrative Agent may appoint, after consulting with Lenders and with the consent of Borrower at all times other than during the existence of an Event of Default (which consent of Borrower shall not be unreasonably withheld or delayed), a successor administrative agent from among Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, the Person acting as such successor administrative agent shall succeed to all the rights, powers, and duties of the retiring Administrative Agent, and the term "Administrative Agent" shall mean such successor administrative agent, and the retiring Administrative Agent's appointment, powers, and duties as Administrative Agent shall be terminated without any further act or deed on the part of any other Lender. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this SECTION 12 and SECTION
11.10 shall inure to its benefit as to any actions taken or omitted to be

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

taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is thirty (30) days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

      12.10 ADMINISTRATIVE AGENT MAY FILE PROOFS OF CLAIMS. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition, or other judicial proceeding relative to any Company, Administrative Agent (irrespective of whether the principal of any Borrowing shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

      (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Borrowings and any other Obligation that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of Lenders and Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements, and advances of Lenders and Administrative Agent and their respective agents and counsel and all other amounts due Lenders and Administrative Agent under SECTIONS 5 and 11.10) allowed in such judicial proceeding; and

      (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent under SECTIONS 5 and 11.10.

Nothing contained herein shall be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment, or composition affecting the Obligation or the rights of any Lender or to authorize Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

      12.11 OTHER AGENT; ARRANGERS; AND MANAGERS. No Lender or other Persons identified on the facing page or signature pages of this Agreement as a "syndication agent," "documentation agent," "book manager," "arranger," or "lead arranger" shall have any right, power, obligation, liability, responsibility, or duty under this Agreement other than, in the case of such Lenders, those applicable to all Lenders as such. Without limiting the foregoing, no Lender or other Person so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  57

SECTION 13 MISCELLANEOUS.

      13.1 HEADINGS. The headings, captions, and arrangements used in any of the Loan Documents are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify, or modify the terms of the Loan Documents, nor affect the meaning thereof.

      13.2 NONBUSINESS DAYS. In any case where any payment or action is due under any Loan Document on a day which is not a Business Day, such payment or action may be delayed until the next-succeeding Business Day, but interest and fees shall continue to accrue in respect of any payment to which it is applicable until such payment is in fact made; provided that if, in the case of any such payment in respect of a Eurodollar Borrowing, the next-succeeding Business Day is in the next calendar month, then such payment shall be made on the next-preceding Business Day.

      13.3 COMMUNICATIONS.

      (a) GENERAL. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed, or delivered to the applicable address, facsimile number, or (subject to SECTION 13.3(c) below) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number specified for such Person on SCHEDULE 2.1 or to such other address, facsimile number, electronic mail address, or telephone number as shall be designated by such party in a notice to the other parties. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four (4) Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of SECTION 13.3(c) below), when delivered; provided, however, that notices and other communications to Administrative Agent or any L/C Issuer pursuant to SECTION 2 shall not be effective until actually received by Administrative Agent or such L/C Issuer. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.

      (b) EFFECTIVENESS OF FACSIMILE DOCUMENTS AND SIGNATURES. Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all Companies, Administrative Agent, and Lenders. Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

      (c) LIMITED USE OF ELECTRONIC MAIL. Electronic mail and Internet and intranet websites may be used only to distribute routine communications and to distribute Loan Documents for execution by the parties thereto, and may not be used for any other purpose.

      (d) RELIANCE BY ADMINISTRATIVE AGENT AND LENDERS. Administrative Agent and Lenders shall be entitled to rely and act upon any notices (including telephonic Notices of Borrowing) purportedly given by or on behalf of Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the

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terms thereof, as understood by the recipient, varied from any confirmation thereof. Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses, and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of Borrower. All telephonic notices to and other communications with Administrative Agent may be recorded by Administrative Agent, and each of the parties hereto hereby consents to such recording.

      13.4 FORM AND NUMBER OF DOCUMENTS. Each agreement, document, instrument, or other writing to be furnished under any provision of this Agreement must be in form and substance and in such number of counterparts as may be reasonably satisfactory to Administrative Agent and its counsel.

      13.5 EXCEPTIONS TO COVENANTS. Borrower shall not, and shall not permit any other Company to, take any action or fail to take any action which is permitted as an exception to any of the covenants contained in any Loan Document if such action or omission would result in the breach of any other covenant contained in any of the Loan Documents.

      13.6 SURVIVAL. All covenants, agreements, undertakings, representations, and warranties made in any of the Loan Documents shall survive the execution and delivery thereof and all closings under the Loan Documents. All such representations and warranties have been or will be relied upon by Administrative Agent and each Lender regardless of any investigation made by Administrative Agent or any Lender or on their behalf and notwithstanding that Administrative Agent or any Lender may have had notice or knowledge of any Potential Default or Event of Default at the time of any Borrowing and shall continue in full force and effect as long as any Borrowing or other Obligation is outstanding. All rights of, and provisions relating to, reimbursement and indemnification of any Credit Party shall survive termination of this Agreement and payment in full of the Obligation.

      13.7 GOVERNING LAW. THE LEGAL REQUIREMENTS OF THE STATE OF TEXAS AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF THE PARTIES TO THE LOAN DOCUMENTS AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION OF THE LOAN DOCUMENTS.

      13.8 INVALID PROVISIONS. If any provision in any Loan Document is held to be illegal, invalid, or unenforceable, then such provision shall be fully severable; the appropriate Loan Document shall be construed and enforced as if such provision had never comprised a part thereof; and the remaining provisions thereof shall remain in full force and effect and shall not be affected by such provision or by its severance therefrom. Each Credit Party and each Company party to such Loan Document agree to negotiate, in good faith, the terms of a replacement provision as similar to the severed provision as may be possible and be legal, valid, and enforceable.

      13.9 ENTIRETY. THE RIGHTS AND OBLIGATIONS OF BORROWER AND THE CREDIT PARTIES SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AGREEMENT (AS AMENDED IN WRITING FROM TIME TO TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY BORROWER AND/OR ANY CREDIT PARTY (TOGETHER WITH ALL COMMITMENT LETTERS AND FEE LETTERS AS THEY RELATED TO THE PAYMENT OF FEES AFTER THE CLOSING DATE)REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  59

BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      13.10 JURISDICTION; VENUE; SERVICE OF PROCESS; JURY TRIAL. EACH PARTY HERETO, IN EACH CASE FOR ITSELF, ITS SUCCESSORS AND ASSIGNS, HEREBY (A) IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN TEXAS, AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS AND THE OBLIGATION BY SERVICE OF PROCESS AS PROVIDED BY TEXAS LEGAL REQUIREMENTS,
(B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY ALL LEGAL REQUIREMENTS, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS AND THE OBLIGATION BROUGHT IN ANY SUCH COURT, (C) IRREVOCABLY WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (D) IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH LITIGATION BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, AT ITS ADDRESS SET FORTH HEREIN, (E) IRREVOCABLY AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY HERETO ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE OBLIGATION SHALL BE BY COURT TRIAL WITHOUT JURY, AND (F) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY ALL LEGAL REQUIREMENTS, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY LOAN DOCUMENT, THE TRANSACTIONS CONTEMPLATED THEREBY, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREINAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS SECTION 13.10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. The scope of each of the foregoing waivers is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Borrower and each other party to this Agreement acknowledge that this waiver is a material inducement to the agreement of each party hereto to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and each will continue to rely on each of such waivers in related future dealings. Borrower and each other party to this Agreement warrant and represent that they have reviewed these waivers with their legal counsel, and that they knowingly and voluntarily agree to each such waiver following consultation with legal counsel. THE WAIVERS IN THIS SECTION 13.10 ARE IRREVOCABLE, MEANING THAT THEY MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THESE WAIVERS SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS, AND REPLACEMENTS TO OR OF THIS OR ANY OTHER Loan Document. In the event of Litigation, this Agreement may be filed as a written consent to a trial by the court.

      13.11 AMENDMENTS, CONSENTS, CONFLICTS, AND WAIVERS.

      (a) Except as otherwise specifically provided, (i) this Agreement may only be amended, modified or waived by an instrument in writing executed jointly by Borrower and Required Lenders, and, in the case of any matter affecting Administrative Agent by Administrative Agent, and may only be supplemented by documents delivered or to be delivered in accordance with the express terms hereof, and

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  60

(ii) the other Loan Documents (other than the Fee Letter) may only be the subject of an amendment, modification, or waiver if Borrower and Required Lenders, and, in the case of any matter affecting Administrative Agent (except as set forth above), Administrative Agent, have approved same; provided that no such amendment or waiver shall, unless signed by each Lender directly affected thereby, (i) increase the Commitment of such Lender, (ii) reduce the principal of or rate of interest on any Unreimbursed Amount or Borrowing or any fees or other amounts payable hereunder, (iii) postpone any date fixed for the payment of any scheduled installment of principal of or interest on any Unreimbursed Amount or Borrowing or any fees or other amounts payable hereunder or for termination of any of the Total Commitment, (iv) change the percentage of the Total Commitment or of the unpaid principal amount of the Notes, or the number of Lenders, which shall be required for Lenders or any of them to take any action under this SECTION 13.11(a) or any other provision of this Agreement; (v) amend, modify or waive this SECTION 13.11(a), or (vi) amend, modify or waive the Pro Rata or ratable treatment of Lenders under this Agreement, or amend, modify or waive the obligation of Borrower to Cash Collateralize the outstanding amount of Letters of Credit.

      (b) Any conflict or ambiguity between the terms and provisions herein and terms and provisions in any other Loan Document shall be controlled by the terms and provisions herein.

      (c) No course of dealing nor any failure or delay by any Credit Party or any of its Representatives with respect to exercising any Right of any Credit Party hereunder shall operate as a waiver thereof. A waiver must be in writing and signed by Administrative Agent and Required Lenders (or by all Lenders, if required hereunder) to be effective, and such waiver will be effective only in the specific instance and for the specific purpose for which it is given.

      13.12 MULTIPLE COUNTERPARTS. This Agreement may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart. It is not necessary that each Lender execute the same counterpart so long as identical counterparts are executed by Borrower, each Lender, and Administrative Agent. This Agreement shall become effective when counterparts hereof shall have been executed and delivered to Administrative Agent by each Lender, Administrative Agent, and Borrower, or, when Administrative Agent shall have received telecopied, telexed, or other evidence satisfactory to it that such party has executed and is delivering to Administrative Agent a counterpart hereof.

      13.13 SUCCESSORS AND ASSIGNS; ASSIGNMENTS AND PARTICIPATIONS.

      (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of SECTION 13.13(b), (ii) by way of participation in accordance with the provisions of SECTION 13.13(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of SECTION 13.13(f). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in SECTION 13.13(d) and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  61

      (b) Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and outstanding Borrowings (including for purposes of this SECTION 13.13(b) participations in L/C Obligations) at the time owing to it); provided that: (i) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and outstanding Borrowings and participations in Unreimbursed Amounts at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund (as defined in SECTION 13.13(g)) with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Borrowings and participations in Unreimbursed Amounts outstanding thereunder) subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to Administrative Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 or a whole multiple of $500,000 in excess thereof, and after such assignment, no Lender shall hold a Commitment of less than $5,000,000 unless each of Administrative Agent and, so long as no Event of Default has occurred and is continuing, Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Borrowings or the Commitment assigned; (iii) any assignment of a Commitment or unfunded participation in Unreimbursed Amounts must be approved by Administrative Agent and each L/C Issuer holding more than thirty three percent (33%) of the L/C Obligations (in each case which approval shall not be unreasonably withheld) unless the Person that is the proposed assignee is itself a Lender (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee); and (iv) the parties to each assignment shall execute and deliver to Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500. Subject to acceptance and recording thereof by Administrative Agent pursuant to SECTION 13.13(c), from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of SECTIONS 4.1, 4.5, and 4.6 (with respect to facts and circumstances occurring prior to the effective date of such assignment) and 11.10). Upon request, Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with SECTION 13.13(d).

      (c) Administrative Agent, acting solely for this purpose as an agent of Borrower, shall maintain at Administrative Agent's office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of Lenders, and the Commitments of, principal amounts of the Borrowings and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be conclusive in the absence of manifest error, and Borrower, Administrative Agent, and Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  62

      (d) Any Lender may at any time, without the consent of, or notice to, Borrower or Administrative Agent, sell participations to any Person (other than a natural person or Borrower or any of Borrower's Affiliates or Subsidiaries) (each, a "PARTICIPANT") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or Borrowings and participations in L/C Obligations owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged,
(ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) Borrower, Administrative Agent, and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification, or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to
SECTION 13.11(a) that directly affects such Participant. Subject to SECTION 13.13(e), Borrower agrees that each Participant shall be entitled to the benefits of SECTIONS 4.1, 4.5, and 4.6 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to SECTION 13.13(b).

      (e) A Participant shall not be entitled to receive any greater payment under SECTIONS 4.1 or 4.5 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with Borrower's prior written consent. A Participant that would be a Lender that is not a "United States person" within the meaning of Section 7701(a)(30) of the Tax Code, if it were a Lender shall not be entitled to the benefits of SECTION 4.6 unless Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of Borrower, to comply with SECTION 4.6 as though it were a Lender.

      (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

      (g) As used herein, the following terms have the following meanings:

      APPROVED FUND means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender, or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

      ELIGIBLE ASSIGNEE means: (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) Administrative Agent and each L/C Issuer holding more than thirty three percent (33%) of the L/C Obligations (provided that Administrative Agent and each such L/C Issuer shall not give such approval of any such other Person unless such other Person has a combined capital and surplus of at least $250,000,000 and has among its usual business activities the issuance of or the purchase of participations in letters of credit), and (ii) unless an Event of Default has occurred and is continuing, Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, "Eligible Assignee" shall not include Borrower or any of Borrower's Affiliates or Subsidiaries.

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  63

      FUND means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

      (h) Notwithstanding anything to the contrary contained herein, any Lender that is a Fund may create a security interest in all or any portion of the Borrowings owing to it and the Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities, provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this
SECTION 13.13, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.

      13.14 DISCHARGE ONLY UPON PAYMENT IN FULL; REINSTATEMENT IN CERTAIN CIRCUMSTANCES. The obligations of Borrower under the Loan Documents shall remain in full force and effect until termination of the Total Commitment and payment in full of the Principal Debt and of all interest, fees, and other amounts of the Obligation then due and owing, except that SECTIONS 4, 11, and 13, and any other provisions under the Loan Documents expressly intended to survive by the terms hereof or by the terms of the applicable Loan Documents, shall survive such termination. If at any time any payment of the principal of or interest on any Note or any other amount payable by Borrower under any Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy, or reorganization of any Company or otherwise, then the obligations of Borrower under the Loan Documents with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

      13.15 LIMITED WAIVER. Each of the Lenders hereunder that is a Lender under the Existing Letter of Credit Facility hereby waives the requirement set forth in Section 2.3 of the Existing Letter of Credit Facility that Borrower provide ten (10) Business Days prior notice of the termination of the commitments thereunder. The waiver set forth herein is limited as provided herein and shall not be deemed to be a waiver or consent to any deviation from the terms of this Agreement or the other Loan Documents.

      13.16 CONFIDENTIALITY. Each of Administrative Agent and Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees, and agents, including accountants, legal counsel, and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this SECTION 13.16, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to Borrower and its obligations, (g) with the consent of Borrower, or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this SECTION 13.16 or (y) becomes available to Administrative Agent or any Lender on a nonconfidential basis from a source other than Borrower. For purposes of this Section,

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  64

"INFORMATION" means all information received from any Company relating to any Company or any of their respective businesses, other than any such information that is available to Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by any Company, provided that, in the case of information received from a Company after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this SECTION 13.16 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

      13.17 USA PATRIOT ACT NOTICE. Each Lender and Administrative Agent (for itself and not on behalf of any Lender) hereby notify Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "ACT"), it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow such Lender or Administrative Agent, as applicable, to identify Borrower in accordance with the Act.

         [Remainder of Page Intentionally Blank; Signature Pages Follow]

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT  65

\
      EXECUTED as of the first date written above.

                                                CENTEX CORPORATION,
                                                as Borrower

                                                By: /s/ Gail M. Peck
                                                    ----------------------------
                                                    Gail M. Peck
                                                    Vice President and Treasurer

                      SIGNATURE PAGE TO CENTEX CORPORATION
           LETTER OF CREDIT AND REIMBURSEMENT CREDIT AGREEMENT (2004)

                                            BANK OF AMERICA, N.A., as
                                            Administrative Agent and as a Lender

                                            By: /s/ Mark Lariviere
                                                ----------------------------
                                                Mark Lariviere
                                                Managing Director

                      SIGNATURE PAGE TO CENTEX CORPORATION
           LETTER OF CREDIT AND REIMBURSEMENT CREDIT AGREEMENT (2004)

                                                JPMORGAN CHASE BANK, as a Lender

                                                By: /s/ David L. Howard
                                                    ----------------------------
                                                    David L. Howard
                                                    Vice President

                      SIGNATURE PAGE TO CENTEX CORPORATION
           LETTER OF CREDIT AND REIMBURSEMENT CREDIT AGREEMENT (2004)

                                                THE ROYAL BANK OF SCOTLAND PLC,
                                                as a Lender

                                                By: /s/ David Apps
                                                    ----------------------------
                                                    David Apps
                                                    Senior Vice President

                      SIGNATURE PAGE TO CENTEX CORPORATION
           LETTER OF CREDIT AND REIMBURSEMENT CREDIT AGREEMENT (2004)

                                                CITICORP NORTH AMERICA, INC.,
                                                as a Lender

                                                By: /s/ Michael Chlopak
                                                    ----------------------------
                                                    Michael Chlopak
                                                    Vice President

                      SIGNATURE PAGE TO CENTEX CORPORATION
           LETTER OF CREDIT AND REIMBURSEMENT CREDIT AGREEMENT (2004)

                                                BNP PARIBAS, as a Lender

                                                By: /s/ David C. Schad
                                                    ----------------------------
                                                    David C. Schad
                                                    Managing Director

                                                By; /s/ John Stacy
                                                    ----------------------------
                                                    John Stacy
                                                    Managing Director

                      SIGNATURE PAGE TO CENTEX CORPORATION
           LETTER OF CREDIT AND REIMBURSEMENT CREDIT AGREEMENT (2004)

                                                CALYON NEW YORK BRANCH,
                                                as a Lender

                                                By: /s/ Philippe Soustra
                                                    ----------------------------
                                                    Philippe Soustra
                                                    Executive Vice President

                                                By: /s/ Attila Coach
                                                    ----------------------------
                                                    Attila Coach
                                                    Senior Vice President

                      SIGNATURE PAGE TO CENTEX CORPORATION
           LETTER OF CREDIT AND REIMBURSEMENT CREDIT AGREEMENT (2004)

                                              CREDIT SUISSE FIRST BOSTON, ACTING
                                              THROUGH ITS CAYMAN ISLANDS BRANCH,
                                              as a Lender

                                              By: /s/ Bill O'Daly
                                                  ----------------------------
                                                  Bill O'Daly
                                                  Director

                                              By: /s/ Cassandra Droogan
                                                  ----------------------------
                                                  Cassandra Droogan
                                                  Associate

                      SIGNATURE PAGE TO CENTEX CORPORATION
           LETTER OF CREDIT AND REIMBURSEMENT CREDIT AGREEMENT (2004)

                                                SUNTRUST BANK, as a Lender

                                                By: /s/ W. John Wendler
                                                    ----------------------------
                                                    W. John Wendler
                                                    Director

                      SIGNATURE PAGE TO CENTEX CORPORATION
           LETTER OF CREDIT AND REIMBURSEMENT CREDIT AGREEMENT (2004)

                                             THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                             as a Lender

                                             By: /s/ Brenda Trader
                                                 -------------------------------
                                                 Brenda Trader
                                                 Banking Officer

                                             By: /s/ Douglas M. Barnell
                                                 -------------------------------
                                                 Douglas M. Barnell
                                                 Vice President & Manager

                      SIGNATURE PAGE TO CENTEX CORPORATION
           LETTER OF CREDIT AND REIMBURSEMENT CREDIT AGREEMENT (2004)

                                                COMERICA BANK, as a Lender

                                                By: /s/ Casey L. Ostrander
                                                    ----------------------------
                                                    Casey L. Ostrander
                                                    Vice President

                      SIGNATURE PAGE TO CENTEX CORPORATION
           LETTER OF CREDIT AND REIMBURSEMENT CREDIT AGREEMENT (2004)

                                                WASHINGTON MUTUAL BANK, FA,
                                                as a Lender

                                                By: /s/ Javier Barrera
                                                    ----------------------------
                                                    Javier Barrera
                                                    Vice President

                      SIGNATURE PAGE TO CENTEX CORPORATION
           LETTER OF CREDIT AND REIMBURSEMENT CREDIT AGREEMENT (2004)

                                      LLOYDS TSB BANK PLC,
                                      as a Lender

                                      By: /s/ Windsor R. Davies
                                          --------------------------------------
                                          Windsor R. Davies
                                          Director, Corporate Banking, USA, D061

                                      By: /s/ Paul D. Briamonte
                                          --------------------------------------
                                          Paul D. Briamonte
                                          Director-Project Finance (USA), B374

                      SIGNATURE PAGE TO CENTEX CORPORATION
           LETTER OF CREDIT AND REIMBURSEMENT CREDIT AGREEMENT (2004)

                                                PNC BANK, NATIONAL ASSOCIATION,
                                                as a Lender

                                                By: /s/ Douglas G. Paul
                                                    ----------------------------
                                                    Douglas G. Paul
                                                    Senior Vice President

                      SIGNATURE PAGE TO CENTEX CORPORATION
           LETTER OF CREDIT AND REIMBURSEMENT CREDIT AGREEMENT (2004)

                                                BANCA DI ROMA - CHICAGO BRANCH,
                                                as a Lender

                                                By: /s/ Joyce Montgomery
                                                    ----------------------------
                                                    Joyce Montgomery
                                                    Vice President

                                                By: /s/ Enrico Verdoscia
                                                    ----------------------------
                                                    Enrico Verdoscia
                                                    Senior Vice President

                      SIGNATURE PAGE TO CENTEX CORPORATION
           LETTER OF CREDIT AND REIMBURSEMENT CREDIT AGREEMENT (2004)

                                                UBS LOAN FINANCE LLC,
                                                as a Lender

                                                By: /s/ Patricia O'Kicki
                                                    ----------------------------
                                                    Patricia O'Kicki
                                                    Director

                                                By: /s/ Joselin Fernandes
                                                    ----------------------------
                                                    Joselin Fernandes
                                                    Associate Director, Banking
                                                    Products Services, US

                      SIGNATURE PAGE TO CENTEX CORPORATION
           LETTER OF CREDIT AND REIMBURSEMENT CREDIT AGREEMENT (2004)

                                                THE NORTHERN TRUST COMPANY,
                                                as a Lender

                                                By: /s/ Paul M. Theiss
                                                    ----------------------------
                                                    Paul M. Theiss
                                                    Vice President

                      SIGNATURE PAGE TO CENTEX CORPORATION
           LETTER OF CREDIT AND REIMBURSEMENT CREDIT AGREEMENT (2004)

                                                US BANK NATIONAL ASSOCIATION,
                                                as a Lender

                                                By: /s/ David F. Higbee
                                                    ----------------------------
                                                    David F. Higbee
                                                    Vice President

                      SIGNATURE PAGE TO CENTEX CORPORATION
           LETTER OF CREDIT AND REIMBURSEMENT CREDIT AGREEMENT (2004)

                                                BANK ONE, NA,
                                                solely as an L/C Issuer as
                                                provided in Section 2.1(a)(i)

                                                By: /s/ Allison L. Crayne
                                                    ----------------------------
                                                    Allison L. Crayne
                                                    Associate Director

                      SIGNATURE PAGE TO CENTEX CORPORATION
           LETTER OF CREDIT AND REIMBURSEMENT CREDIT AGREEMENT (2004)

                                                              [LETTER OF CREDIT]

                                    EXHIBIT A

                             FORM OF PROMISSORY NOTE

$_______________                                                   July 16, 2004

      FOR VALUE RECEIVED, the undersigned, CENTEX CORPORATION, a Nevada corporation ("BORROWER"), hereby promises to pay to the order of _______________________ ("LENDER"), at the offices of BANK OF AMERICA, N.A., as Administrative Agent for Lender and others as hereinafter described, on the Repayment Date for each Borrowing, the lesser of (i) __________________________ ($____________) and (ii) the aggregate principal amount of such Borrowing disbursed by Lender to Borrower and outstanding and unpaid on such Repayment Date (together with accrued and unpaid interest thereon).

      This note has been executed and delivered under, and is subject to the terms of, the Letter of Credit and Reimbursement Agreement dated as of July 16, 2004 (as amended, modified, supplemented, or restated from time to time, the "AGREEMENT"), among Borrower, Lender and other lenders named therein, and Agents, and is one of the "Notes" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Agreement have the meaning given to such terms in the Agreement. Reference is made to the Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to SECTION 3.6 of the Agreement for usury savings provisions.

      THE LAWS OF THE STATE OF TEXAS AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF BORROWER AND LENDER AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION HEREOF.

                                                CENTEX CORPORATION

                                                By _____________________________
                                                   Name:  ______________________
                                                   Title: ______________________

CENTEX EXHIBITS AND SCHEDULES          1

                                                              [LETTER OF CREDIT]

                                    EXHIBIT B

                         FORM OF COMPLIANCE CERTIFICATE
                         ------------------------------
                              (Centex Corporation)

DATE:                  _______________,________

SUBJECT PERIOD:         ________ended ________________, ______

ADMINISTRATIVE AGENT:   Bank of America, N.A.

BORROWER:               Centex Corporation

      This certificate is delivered under the Letter of Credit and Reimbursement Agreement dated as of July 16, 2004 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among Borrower, Administrative Agent, and other Agents and Lenders party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

      The undersigned certifies to Lenders that:

      (a) the undersigned is a Responsible Officer of Borrower in the position(s) set forth under the signature below;

      (b) the Financial Statements of the Companies attached to this certificate were prepared in accordance with GAAP, and present fairly in all material respects the consolidated financial condition and results of operations of the Companies as of, and for the [three, six, or nine months, or fiscal year] ended on, ____________, _____(the "SUBJECT PERIOD") [(subject only to normal year-end audit adjustments)];

      (c) a review of the activities of the Companies during the Subject Period has been made under my supervision with a view to determining whether, during the Subject Period, the Companies have kept, observed, performed, and fulfilled all of their respective obligations under the Loan Documents, and during the Subject Period, (i) the Companies kept, observed, performed, and fulfilled each and every covenant and condition of the Loan Documents (except for the deviations, if any, set forth on ANNEX A to this certificate) in all material respects, and (ii) no Event of Default (nor any Potential Default) has occurred which has not been cured or waived (except the Events of Default or Potential Defaults, if any, described on ANNEX A to this certificate);

      (d)   the status of compliance by Borrower with SECTION 9.12(a), (b), and
(C) of the Credit Agreement at the end of the Subject Period is as set forth on ANNEX B to this certificate; and

CENTEX EXHIBITS AND SCHEDULES          2

                                                              [LETTER OF CREDIT]

      (e) during the Subject Period, each Schedule to each Loan Document that was required to be revised and supplied to Administrative Agent in accordance with the terms of the Loan Documents has been so revised and supplied.

CENTEX EXHIBITS AND SCHEDULES          3

                                                              [LETTER OF CREDIT]

[Signature of Responsible Officer of Borrower]

                                                   By: _________________________
                                                       Name:  __________________
                                                       Title: __________________

CENTEX EXHIBITS AND SCHEDULES          4

                                                              [LETTER OF CREDIT]

                        ANNEX A TO COMPLIANCE CERTIFICATE

                         DEVIATIONS FROM LOAN DOCUMENTS/
                         DEFAULTS OR POTENTIAL DEFAULTS

                              (If none, so state.)

CENTEX EXHIBITS AND SCHEDULES          5

                                                              [LETTER OF CREDIT]

                        ANNEX B TO COMPLIANCE CERTIFICATE
                        ---------------------------------
                              (Centex Corporation)

            Status of Compliance with SECTION 9.12(a), (b) and (c) of
                             the Credit Agreement(1)

      Borrower shall provide to Administrative Agent (for the benefit of Lenders) detailed calculations, in form and substance reasonably acceptable to Administrative Agent, demonstrating compliance with the following covenants:

SECTION 9.3     INDEBTEDNESS OF RESTRICTED SUBSIDIARIES

SECTION 9.12(a) LEVERAGE RATIO

SECTION 9.12(b) INTEREST COVERAGE

SECTION 9.12(c) MINIMUM TANGIBLE NET WORTH

CENTEX EXHIBITS AND SCHEDULES          6

                                                              [LETTER OF CREDIT]

(1) All as more particularly determined in accordance with the terms of the Credit Agreement, which control in the event of conflicts with this form.

CENTEX EXHIBITS AND SCHEDULES          7

                                                              [LETTER OF CREDIT]

                                    EXHIBIT C

                    FORM OF NOTICE OF CONVERSION/CONTINUATION

                          ______________ ___, _________

Bank of America, N.A.
      as Administrative Agent for the
      Lenders as defined in the Credit
      Agreement referred to below
901 Main Street, 14th Floor
Dallas, Texas  75202
Attn: Taelitha Harris
      Phone: 214.209.3645
      Fax: 214.290.9644

      Reference is made to (i) the Letter of Credit and Reimbursement Agreement dated as of July 16, 2004 (as amended, modified, supplemented, or restated from time to time, "AGREEMENT"), among the undersigned, the Lenders named therein, and Agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement. The undersigned hereby gives you notice pursuant to SECTION 2.1(c)(iii) of the Agreement that it elects to Convert a Borrowing from one Type to another Type or elects to Continue a Borrowing and select a new Interest Period for a Eurodollar Borrowing, and in that connection, sets forth below the terms on which such Conversion or Continuation is requested to be made:

(A)   Date of Borrowing*                                (A)  ___________

(B)   Amount of Borrowing                               (B)  ___________

(C)   Type of Borrowing**                               (C)  ___________

(D)   For Conversion to, or Continuation of,
      a Eurodollar Borrowing, the Interest Period
      and the last day thereof***                       (D)  ___________

      On the date the rate is set, please confirm the interest rate below and return by facsimile transmission to ___________________.

                                                 Very truly yours,

                                                 CENTEX CORPORATION

                                                 By ____________________________
                                                    Name:  _____________________
                                                    Title: _____________________

Facility Rate: ___________________

CENTEX EXHIBITS AND SCHEDULES          8

                                                              [LETTER OF CREDIT]

Confirmed by: ____________________

CENTEX EXHIBITS AND SCHEDULES          9

                                                              [LETTER OF CREDIT]

* Must be a Business Day at least three (3) Business Days following receipt by Administrative Agent of this Notice of Conversion/Continuation.

**    Eurodollar Borrowing or Prime Rate Borrowing.

***   Eurodollar Borrowing - 14 days or 1 month.

      In no event may the Interest Period end after the applicable scheduled repayment date of such Borrowing or Letter of Credit Expiration Date.

CENTEX EXHIBITS AND SCHEDULES          10

                                                              [LETTER OF CREDIT]

                                    EXHIBIT D

                           FORM OF OPINION OF COUNSEL

      The opinion delivered by counsel to Borrower must be in form and substance acceptable to Administrative Agent and its special counsel and cover the following matters:

      1. Borrower is duly incorporated, validly existing, and in good standing under the Legal Requirements of the State of Nevada.

      2. Borrower is duly qualified to transact business and is in good standing as a foreign corporation in the State of Texas and in each other jurisdiction where, to the best of that counsel's knowledge, the nature and extent of Borrower's business and properties require due qualification and good standing.

      3. Borrower possesses all requisite corporate power and authority to conduct its business as is now being, or is contemplated by the Credit Agreement to be, conducted.

      4. The execution and delivery by Borrower of each Loan Document to which it is a party and the performance by it of its obligations thereunder, (a) are within its corporate power, (b) have been duly authorized by all necessary corporate action on its behalf, (c) except for any action or filing that has been taken or made on or before the date of this opinion, and the filing of the Loan Documents with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, require no action by or filing with any Governmental Authority, (d) do not violate any provision of its Constituent Documents, (e) do not to the best knowledge of counsel after reasonable inquiry violate any Legal Requirement applicable to it or, to the best knowledge of counsel after reasonable inquiry, any material agreements to which it is a party and of which counsel is aware, and (f) do not result in the creation or imposition of any Lien on any asset of Borrower pursuant to a material agreement of Borrower of which counsel is aware.

      5. Upon execution and delivery by all parties to it, each Loan Document will constitute a legal and binding obligation of Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

      6. To the best knowledge of counsel after reasonable inquiry, (a) no Company is subject to, or aware of the threat of, any Litigation that is reasonably likely to be determined adversely to it and, if so adversely determined, would be a Material Adverse Event, and (b) no outstanding or unpaid judgments against any Company exist that could be a Material Adverse Event.

CENTEX EXHIBITS AND SCHEDULES          11

                                                              [LETTER OF CREDIT]

                                    EXHIBIT E

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption (this "ASSIGNMENT AND ASSUMPTION") is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] ("ASSIGNOR") and [Insert name of Assignee] ("ASSIGNEE"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the "CREDIT AGREEMENT"), receipt of a copy of which is hereby acknowledged by Assignee. The Standard Terms and Conditions set forth in ANNEX 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, Assignor hereby irrevocably sells and assigns to Assignee, and Assignee hereby irrevocably purchases and assumes from Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement (including Section 13.13(b) thereof), as of the Effective Date inserted by Administrative Agent as contemplated below (i) all of Assignor's rights and obligations as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of Assignor under the facility identified below (including, without limitation, Letters of Credit under such facility) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action, and any other right of Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto, or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims, and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to CLAUSE (i) above (the rights and obligations sold and assigned pursuant to CLAUSES (i) and (ii) above being referred to herein collectively as, the "ASSIGNED INTEREST"). Such sale and assignment is without recourse to Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by Assignor.

1.    Assignor: ______________________________

2.    Assignee: ______________________________ [and is an Affiliate/Approved
                Fund of [identify Lender]1]

3.    Borrower: Centex Corporation, a Nevada corporation

4.    Administrative Agent: Bank of America, N.A., as the administrative agent under the Credit Agreement

-----------------
      (1) Select as applicable.

CENTEX EXHIBITS AND SCHEDULES          12

                                                              [LETTER OF CREDIT]

5.    Credit Agreement: The Letter of Credit and Reimbursement Agreement dated as of July 16, 2004, among Centex Corporation, the Lenders parties thereto, Bank of America, N.A., as Administrative Agent

6.    Assigned Interest:

                           Total                 Amount of             Percentage
                   Commitment/Borrowings   Commitment/Borrowings       Assigned of
Facility Assigned    for all Lenders*            Assigned*        Commitment/Borrowings2
-----------------  ---------------------   ---------------------  ----------------------
  _____________      $________________       $________________         ______________%
  _____________      $________________       $________________         ______________%
  _____________      $________________       $________________         ______________%

[7.   Trade Date: __________________]3

Effective Date: __________________, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

                                                   ASSIGNOR
                                                   -----------------------------
                                                   [NAME OF ASSIGNOR]

                                                   By: _________________________
                                                       Title:

                                                   ASSIGNEE
                                                   -----------------------------
                                                   [NAME OF ASSIGNEE]

                                                   By: _________________________
                                                       Title:

--------------------
      * Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

      2 Set forth, to at least 9 decimals, as a percentage of the Commitment/Borrowings of all Lenders thereunder.

      3 To be completed if Assignor and Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

CENTEX EXHIBITS AND SCHEDULES          13

                                                              [LETTER OF CREDIT]

Consented to and Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By: _________________________________
    Title:

[Consented to and Accepted:

CENTEX CORPORATION, a Nevada corporation

By: _________________________________
    Title:]

CENTEX EXHIBITS AND SCHEDULES          14

                                                              [LETTER OF CREDIT]

                      ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

                        STANDARD TERMS AND CONDITIONS FOR
                            ASSIGNMENT AND ASSUMPTION

      1.    Representations and Warranties.

      1.1. Assignor. Assignor: (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance, or other adverse claim, and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties, or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates, or any other Person of any of their respective obligations under any Loan Document.

      1.2. Assignee. Assignee: (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to SECTION 8.3 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on Administrative Agent or any other Lender, and (v) if it is a Lender that is not a "United States person" within the meaning of Section 7701(a)(30) of the Tax Code, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by Assignee; and (b) agrees that (i) it will, independently and without reliance on Administrative Agent, Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

      2. Payments. From and after the Effective Date, Administrative Agent shall make all payments in respect of the Assigned interest (including payments of principal, interest, fees and other amounts) to Assignee whether such amounts have accrued prior to or on or after the Effective Date. The Assignor and Assignee shall make all appropriate adjustments in payments by Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

CENTEX EXHIBITS AND SCHEDULES          15

                                                              [LETTER OF CREDIT]

      3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of Texas.

CENTEX EXHIBITS AND SCHEDULES          16

                                                              [LETTER OF CREDIT]

                                  SCHEDULE 1.1

                           EXISTING LETTERS OF CREDIT

     [TO BE FURTHER UPDATED BY ADMINISTRATIVE AGENT AS OF THE CLOSING DATE]

All Centex Corporation Letters of Credit Global amounts as of 07/16/04.

TOTAL:      $194,905,054.79

Bank of America
LC#                  AMOUNT        ISSUED     EXPIRES               BENEFICIARY              ACTION  STANDBY LC TYPE
---------------      ------        ------     -------               -----------              ------  ---------------
         916355   $1,900,000.00  12/20/1998  12/19/2004         Travelers Casualty A                   performance
        3054936   $1,500,000.00   3/19/2003   3/14/2005             Donlen Trust                       financial
        3704341   $  245,000.00   12/1/2000   12/1/2004          Mullrock Mortgage                     financial
        3704342   $  500,000.00   1/23/2001   1/19/2005          Enterprise Leasing                    financial
        3704347   $1,000,000.00    3/1/2001   2/27/2005        Old Republic Insurance                  financial
        3704363   $  672,367.00    6/6/2001    6/1/2005           City of Longmont                     financial
        3704367   $  647,160.00   6/27/2001   6/13/2005       Liberty Mutual Insurance                 financial
        3704389   $7,000,000.00  11/14/2001  11/14/2004      Zurich-American Insurance                 financial
        3704392   $1,195,650.00  12/10/2001  12/10/2004         Comerica Bank Texas                    financial
        3704393   $  354,671.00   12/4/2001   12/5/2004        Arbor Commercial Mort.                  financial
        3704394   $  154,472.00   12/4/2001   12/5/2004        Arbor Commercial Mort.                  financial
        3704403   $  400,000.00    8/8/2002    8/6/2004       Liberty Mutual Insurance                 performance
         113767   $  250,000.00   10/2/1999   10/1/2004      Commissioner of Insurance                 performance
        3055540   $  755,631.87   4/16/2003  10/31/2004             Union County                       financial
        3056164   $   25,047.00   5/16/2003   5/15/2005        City of Boynton Beach                   performance
        3055469   $    5,997.00   5/30/2003   5/28/2005        City of Boynton Beach                   performance
        3056601   $   10,000.00    6/5/2003    6/3/2005        City of Lake St Louis                   performance
        3056852   $  225,146.70   6/16/2003   6/16/2005         St Louis County, MI                    performance
        3056853   $   65,112.18   6/16/2003   6/16/2005         St Louis County, MI                    performance
        3056854   $   22,447.80   6/16/2003   6/16/2005         St Louis County, MI                    performance
        3056855   $   10,904.73   6/16/2003   6/16/2005         St Louis County, MI                    performance

CENTEX EXHIBITS AND SCHEDULES          17

                                                              [LETTER OF CREDIT]

Bank of America
LC#                  AMOUNT        ISSUED     EXPIRES               BENEFICIARY              ACTION  STANDBY LC TYPE
---------------      ------        ------     -------               -----------              ------  ---------------
        3056856    $ 19,248.92    6/16/2003   6/16/2005         St Louis County, MI                    performance
        3056857    $186,163.68    6/16/2003   6/16/2005         St Louis County, MI                    performance
        3056858    $180,497.87    6/16/2003   6/16/2005         St Louis County, MI                    performance
        3057299    $121,675.00     7/2/2003    7/1/2005         County of Lexington                    performance
        3057300    $154,249.00     7/2/2003    7/1/2005         County of Lexington                    performance
        3057331    $ 82,508.83     7/8/2003    7/8/2005         St Louis County, MI                    performance
        3057332    $165,654.67     7/8/2003    7/8/2005         St Louis County, MI                    performance
        3704335    $ 14,354.00    8/24/2000    9/1/2004         Board of County Comm                   performance
        3704336    $317,543.25    8/24/2000    9/1/2004         Board of County Comm                   performance
        3704337    $164,900.00    8/25/2000    9/1/2004          City of Farmington                    performance
        3704354    $ 24,215.63    5/18/2001    9/1/2004        Town of Mount Pleasant                  performance
        3704355    $ 24,620.00    5/25/2001   5/22/2005         Charter Township of                    performance
        3704356    $170,368.00    5/25/2001  10/22/2004         Washtenaw County Roa                   performance
        3704358    $286,080.00    5/25/2001  10/22/2004         Washtenaw County Dra                   performance
        3704364    $ 70,235.00    6/11/2001    2/1/2005         City of Maple Grove                    performance
        3704366    $ 88,815.40    6/13/2001  12/12/2004           City of Longmont                     performance
        3704372    $ 60,000.00    6/20/2001   6/20/2005           Raritan Township                     performance
        3704374    $ 33,500.00     7/6/2001   6/30/2005          City of Farmington                    performance
        3704375    $ 25,138.12     7/6/2001   8/15/2004        Town of Mount Pleasant                  performance
        3704385    $ 48,900.00   10/31/2001    6/3/2005         County of Lexington                    performance
        3704404    $144,210.62    8/19/2002  12/31/2004         The City of Inver Gr                   performance
        3704408    $372,559.00    10/7/2002   10/4/2004             Union County                       performance
        3704409    $ 13,553.00    10/7/2002   10/4/2004             Union County                       performance
        3704410    $330,745.00    10/7/2002   10/4/2004             Union County                       performance
        3704411    $ 19,440.00    10/7/2002   10/4/2004             Union County                       performance
        3704413    $ 37,000.00    1/15/2003    5/1/2005         County of Lexington                    performance
        3710150    $225,000.00    1/31/2003   1/27/2005        Walker Title & Escrow                   performance
        3043543    $ 81,962.60    8/26/2003   8/21/2004         St Louis County, MI                    performance
        3043546    $ 74,703.35     9/5/2003    9/4/2004           City of Raleigh                      performance
        3043547    $ 75,000.00     9/5/2003    9/4/2004    Gary W Purser, SR and Charvick              performance

CENTEX EXHIBITS AND SCHEDULES          18

                                                              [LETTER OF CREDIT]

Bank of America
LC#                  AMOUNT        ISSUED     EXPIRES               BENEFICIARY              ACTION  STANDBY LC TYPE
---------------      ------        ------     -------               -----------              ------  ---------------
        3043548  $    75,473.00    9/8/2003    9/4/2005             Union County                       performance
        3043549  $     5,335.00    9/8/2003    9/4/2005             Union County                       performance
        3043550  $   190,274.69    9/8/2003    9/4/2004           City of O'Fallon                     performance
        3043551  $    27,358.89    9/8/2003    9/4/2004         St Louis County, MI                    performance
        3043552  $   250,000.00   9/15/2003   9/15/2004             John Alfers                        performance
        3704362  $   500,000.00    8/7/2003   5/31/2005      Enterprise Leasing of DFW                 financial
        3043553  $   900,000.00   9/23/2003   9/18/2004   Residential Funding Corporation              performance
        3043556  $   750,000.00   9/26/2003   9/24/2004   East Course Limited Partnership              performance
        3043557  $    56,727.00   9/26/2003   9/24/2004        Town of Mount Pleasant                  performance
        3043554  $   156,325.00   9/30/2003   9/22/2004     City of Inver Frove Heights                performance
        3043555  $   200,000.00   9/30/2003   9/22/2004     David R. and Karen M. Stokes               performance
        3043558  $    63,870.00   10/3/2003   9/30/2004           City of Concord                      performance
        3043731  $ 1,764,700.00   10/8/2003   10/6/2004         Alamo Title Company                    performance
        3043733  $    61,139.55   10/8/2003   10/7/2004         St Louis County, MI                    performance
        3043734  $    23,461.22   10/8/2003   10/7/2004         St Louis County, MI                    performance
        3043735  $   159,120.86   10/8/2003   10/7/2004         St Louis County, MI                    performance
        3043736  $25,000,000.00   10/8/2003   10/7/2004      Zurich-American Insurance                 financial
        3043542  $   448,260.72   10/9/2003   10/7/2004          Village of Oswego                     performance
        3043732  $   532,148.88   10/9/2003   10/7/2004          Village of Oswego                     performance
        3043559  $ 2,500,000.00  10/14/2003  10/10/2004    Glenn Goodpasture, Esquire AS               performance
        3043739  $   548,965.00  10/24/2003  10/22/2004         Charter Township of                    performance
        3043741  $   411,460.20  10/29/2003  10/23/2004             Union County                       performance
        3043742  $    30,809.25  10/29/2003  10/23/2004             Union County                       performance
        3043745  $   384,000.00  10/31/2003  10/29/2004          City of Rosemount                     performance
        3043746  $   167,520.00  10/31/2003  10/29/2004     City of Inver Grove Heights                performance
        3043747  $    50,000.00  10/31/2003  12/31/2004        Round Lake Development                  performance
        3043883  $   199,131.19  11/13/2003  11/11/2004         St Louis County, MI                    performance
        3043885  $   100,000.00  11/19/2003  11/18/2004     Washington Metropolitan Area               performance
        3043749  $   104,356.00  11/20/2003  11/18/2004           City of Romulus                      performance
        3043884  $   808,032.00  11/20/2003  11/17/2004          City of Boca Raton                    performance

CENTEX EXHIBITS AND SCHEDULES          19

                                                              [LETTER OF CREDIT]

Bank of America
LC#                  AMOUNT        ISSUED     EXPIRES               BENEFICIARY              ACTION  STANDBY LC TYPE
---------------      ------        ------     -------               -----------              ------  ---------------
        3043743   $  173,000.00  11/26/2003   11/1/2004   Horry County Engineering Depart.             performance
        3043887   $   35,625.00   12/3/2003   12/1/2004             Union County                       performance
        3043886   $  109,233.06   12/8/2003   12/8/2004         County of Lexington                    performance
        3043889   $  750,000.00  12/11/2003  12/11/2004        Piedmont Title Agency                   financial
        3043890   $   46,466.12  12/18/2003  12/10/2004         St Louis County, MI                    performance
        3043891   $   50,007.86    1/2/2004    1/2/2005         County of Lexington                    performance
        3043892   $  925,000.00   1/22/2004   1/16/2005          Russell L Cheatham                    financial
        3043897   $  104,000.00   1/20/2004   1/14/2005        Commerce Title Company                  performance
        3043898   $6,083,133.00   1/29/2004  12/31/2004      Windemere BLC Land Co, LLC                financial
        3043899   $   70,000.00    2/3/2004   1/30/2005            North Carolina                      performance
        3043900   $  118,716.25    2/5/2004    2/4/2005         St Louis County, MI                    performance
        3043901   $  163,189.00    2/5/2004    2/4/2005          South Valley Sewer                    performance
        3044035   $7,244,749.13   2/12/2004   2/12/2005    RFC Construction Funding, LLC               financial
        3044037   $   27,638.00   2/13/2004   2/13/2005        Town of Mount Pleasant                  performance
        3044036   $  151,764.00   2/17/2004   2/11/2005            City of Durham                      performance
        3044038   $  931,250.00   2/18/2004  11/30/2004      Windemere BLC Land Co, LLC                financial
        3044039   $1,632,193.35   2/23/2004   2/23/2005          Georgetown County                     performance
        3044040   $1,442,602.84   2/23/2004   2/23/2005          Georgetown County                     performance
        3044041   $  104,000.00   2/25/2004   2/23/2005         Commerce Title Comp                    performance
        3044042   $   72,837.74   2/26/2004   2/24/2005             Union County                       performance
        3044043   $  430,859.93   2/26/2004   2/24/2005             Union County                       performance
        3044044   $  888,496.07   2/26/2004   2/24/2005             Union County                       performance
        3044045   $  125,613.00   2/27/2004   2/27/2005     Town of Cary, North Carolina               performance
        3044046   $   79,923.75   2/27/2004   2/27/2005     Town of Cary, North Carolina               performance
        3044047   $  465,657.50   2/27/2004   2/27/2005     Town of Cary, North Carolina               performance
        3044048   $  182,251.25   3/12/2004   3/10/2005           City of Longmont                     performance
        3044049   $   50,000.00   3/12/2004   3/10/2005           Robert H Hodgson                     financial
        3044050   $  772,000.00   3/16/2004   3/15/2005          City of Elk River                     performance
        3044051   $  600,974.00   3/16/2004   3/15/2005     City of Inver Grove Heights                performance
        3044052   $  105,107.20   3/19/2004   3/18/2005         County of Lexington                    performance

CENTEX EXHIBITS AND SCHEDULES          20

                                                              [LETTER OF CREDIT]

Bank of America
LC#                  AMOUNT        ISSUED     EXPIRES               BENEFICIARY              ACTION  STANDBY LC TYPE
---------------      ------        ------     -------               -----------              ------  ---------------
        3044053   $1,602,200.00  3/22/2004    2/1/2005          City of Maple Grove                    performance
        3044111   $  614,350.00  3/22/2004    2/1/2005          City of Maple Grove                    performance
        3044206   $   75,000.00  5/28/2004   5/28/2005   BRI/Legacy Park Business Cntr LTD             financial
        3044129   $  500,000.00   6/1/2004   5/27/2005       Gainesville Village Place                 financial
        3044128   $  154,850.00  5/26/2004   5/26/2005    Delmarva Power and Light Company             financial
        3044126   $1,500,000.00  5/10/2004   5/10/2005         Walker Title & Escrow                   financial
        3044125   $   50,000.00   5/7/2004    5/7/2005           Village of Shiloh                     performance
        3044127   $  500,000.00  5/24/2004   5/19/2005         Rudgate Red Cedars Co                   financial
        3044115   $  145,240.25   4/7/2004    4/7/2005     Lennar Communities of Carolina              financial
        3044112   $   21,550.00   4/8/2004   8/18/2005              Horry County                       performance
        3044113   $   25,500.00   4/8/2004   8/18/2005              Horry County                       performance
        3044114   $  250,000.00  4/12/2004   4/12/2005           Central Land Title                    financial
        3044116   $1,132,980.00  4/12/2004   4/12/2005        Liberty Mutual Insurance                 financial
        3044117   $  817,200.00  4/15/2004   4/12/2005   Jefferson Water and Sewer District            performance
        3044118   $  862,600.00  4/15/2004   4/12/2005   Jefferson Water and Sewer District            performance
        3044119   $7,166,666.67  4/16/2004   4/16/2005    Residential Funding Corporation              financial
        3044120   $  297,313.20  4/28/2004   4/27/2005              Union County                       performance
        3044121   $   71,555.46  4/28/2004   4/27/2005              Union County                       performance
        3044122   $  775,420.99  4/28/2004   4/27/2005              Union County                       performance
        3044123   $  925,000.00  4/28/2004   4/28/2005            James F. Steffey                     financial
        3044124   $  192,646.68  4/30/2004   4/30/2005          St Louis County, MI                    performance
        3044207   $  436,249.00   6/8/2004    6/3/2005           Georgetown County                     financial
        3044208   $  690,805.00  6/10/2004   6/10/2005              Horry County                       performance
        3044209   $   57,671.79  6/14/2004   6/14/2005           City of Ellisville                    performance
        3044210   $  111,303.02  6/21/2004   6/18/2005          City of Spanish Fork                   performance
        3044211   $  165,825.00  6/21/2004   6/18/2005           South Valley Sewer                    performance
        3044214   $3,000,000.00   7/1/2004    7/1/2005    Residential Funding Corporation              financial
        3044216   $  792,836.00   7/8/2004    7/7/2005              Horry County                       financial
        3044217   $  968,462.50   7/9/2004    7/8/2005     U S Bank National Association               performance

CENTEX EXHIBITS AND SCHEDULES          21

                                                              [LETTER OF CREDIT]

Bank One
LC#                         ISSUED        EXPIRE                BENEFICIARY             ACTION  STANDBY LC TYPE
--------                    ------        ------                -----------             ------  ---------------
  327902  $   171,541.90    7/1/2003      7/1/2005             Union County                        financial
  327908  $     7,863.00    7/1/2003      7/1/2005             Union County                        financial
  327883  $     9,000.00  12/31/2002    12/30/2004          Stagecoach Valley                      financial
  327885  $   254,000.00   1/30/2003     1/27/2005           439 Development                       financial
  327894  $   100,000.00   4/15/2003     4/14/2005          City of Elk River                      financial
  327889  $   175,000.00    3/7/2003      3/5/2005     Mobile Shelters Land Holding                financial
  327890  $    73,071.42   3/17/2003     3/28/2005           City of Raleigh                       financial
  327901  $    69,953.00    6/6/2003      1/6/2005         City of Oregan City                     financial
  327909  $    50,000.00   7/22/2003     7/18/2004          Village of Shiloh                      financial
  327900  $   265,500.00   4/25/2003     4/25/2005           W&B Development                       financial
  327907  $   205,454.45    7/1/2003      7/1/2005             Union County                        financial
  327904  $    10,261.00    7/1/2003      7/1/2005             Union County                        financial
  327905  $   109,367.35    7/1/2003      7/1/2005             Union County                        financial
  327906  $    14,673.00    7/1/2003      7/1/2005             Union County                        financial
  313941  $   140,000.00    5/4/1992      5/4/2005          County of Loudoun                      financial
  318615  $    15,000.00    9/5/2000      2/1/2005          City of Maplegrove                     financial
  318619  $   370,596.50   9/21/2000     9/21/2004           City of Longmont                      financial
  318647  $   351,600.00   7/26/2001     7/30/2005      Charter Townshio of Canton                 financial
  318648  $   535,530.00   7/26/2001     7/30/2005   Washtenaw Co. Drain Commissioner              financial
  318650  $   177,832.00   8/23/2001     8/20/2005   Washtenaw County Rd Commissioner              financial
  318653  $ 2,623,000.00   9/21/2001     9/25/2005   Residential Funding Corporation               financial
  318655  $   111,538.00   9/26/2001    12/31/2004          City of Prior Lake                     financial
  318656  $   520,000.00   9/23/2003     9/21/2004  Waterford Landing Hm Owners Assoc              financial
  318671  $   135,860.00   2/28/2002      2/1/2005         City of Maple Grove                     financial
  318663  $    43,093.00   4/15/2002     4/11/2005          City of Oceanside                      financial
  318665  $    60,000.00  12/17/2001    12/14/2004           City of Rosemont                      financial
  318673  $   112,482.00   4/15/2002     4/11/2005          City of Oceanside                      financial
  318676  $     9,400.00   5/16/2002      2/1/2005         City of Maple Grove                     financial
  318677  $    83,800.00   5/16/2002      2/1/2005         City of Maple Grove                     financial

CENTEX EXHIBITS AND SCHEDULES          22

                                                              [LETTER OF CREDIT]

Bank One
LC#                         ISSUED        EXPIRE                BENEFICIARY             ACTION  STANDBY LC TYPE
--------                    ------        ------                -----------             ------  ---------------
  318683  $   112,750.00   6/13/2002    12/22/2004           City of Rosemont                      financial
  318682  $   173,000.00   5/28/2002     5/28/2005        Killeen thunder Creek                    financial
  318684  $    30,525.00    7/1/2002     8/31/2004         Town of Mt. Pleasant                    financial
  318685  $    41,384.50    7/2/2002      1/8/2005  County of Lexington, So. Carolina              financial
  318689  $   743,177.23    8/2/2002     7/30/2005             Union County                        financial
  318690  $    36,063.19    8/2/2002     7/30/2005             Union County                        financial
  318691  $   300,000.00    8/6/2002      8/5/2004   Waugh Chapel Limited Partnership              financial
  318692  $    36,274.39   8/15/2002      8/8/2005             Union County                        financial
  318693  $ 1,048,782.21   8/15/2002     8/12/2005             Union County                        financial
  318694  $   101,531.19   8/15/2002     8/15/2004         City of Westminster                     financial
  318695  $    67,407.85   8/15/2002     8/15/2004         City of Westminster                     financial
  382361  $    15,000.00   8/13/1997      2/1/2005         City of Maple Grove                     financial
  382375  $    81,097.60  11/14/1997     8/27/2004            Town of Parker                       financial
  382702  $   134,400.00    9/4/1998      9/4/2005           C.V. Perry & Co.                      financial
  327898  $    21,577.61   4/15/2003      6/1/2005             Union County                        financial
  327899  $   245,100.45   4/15/2003      6/1/2005             Union County                        financial
  382779  $   104,144.81   9/21/1999     7/21/2004       Village of North Aurora                   financial
  327867  $    75,000.00   9/18/2002     9/16/2004           Echo Development                      financial
  327878  $   425,881.00  11/12/2002    11/11/2005        Village of Round Lake                    financial
  327877  $ 2,021,134.00   11/6/2002    10/30/2004           City of Longmont                      financial
  327882  $    32,236.71  11/21/2002     8/30/2004  County of Eagle, State of Colorado             financial
  327869  $   117,115.00   10/2/2002    11/30/2004         Town of Mt. Pleasant                    financial
  327872  $   740,980.00  10/23/2002    10/31/2004      Wells Fargo Bank Minnesota                 financial
  327873  $ 1,500,000.00  10/23/2002    10/31/2004      Wells Fargo Bank Minnesota                 financial
  327879  $ 1,373,757.12  11/13/2002    11/11/2004          Village of Oswego                      financial
  327881  $    79,190.26  11/21/2002     8/30/2004  County of Eagle, State of Colorado             financial
  327884  $   357,774.50   1/13/2003      1/9/2005          City of Wheatridge                     financial
  327891  $   200,000.00    4/2/2003      4/2/2005           City of Rosemont                      financial
  327896  $ 1,058,400.00   4/16/2003      2/1/2005         City of Maple Grove                     financial
  327886  $   233,000.00   4/15/2003      2/1/2005         City of Maple Grove                     financial

CENTEX EXHIBITS AND SCHEDULES          23

                                                              [LETTER OF CREDIT]

Bank One
LC#                         ISSUED        EXPIRE       BENEFICIARY     ACTION  STANDBY LC TYPE
--------                    ------        ------       -----------     ------  ---------------
  318686  $    50,000.00    8/7/2003    12/31/2004                                financial
  323916  $    49,500.00    8/7/2003      4/6/2005                                financial
  327911  $   161,963.34   2/17/2004     2/12/2005  City of Champlin              financial

JP Morgan
LC#                          ISSUED      EXPIRE              BENEFICIARY              ACTION  STANDBY LC TYPE
---------                    ------      ------              -----------              ------  ---------------
 D-221538  $ 7,000,000.00   1/23/2002   1/17/2005   Zurich American Insurance Group             financial
 D-220589  $ 6,400,000.00  12/21/2001    1/9/2005   The Travelers Indemnity Company             financial
 D-229664  $    83,627.30    9/5/2002    3/1/2005   County of Lexington So. Carolina            financial
 D-229684  $   127,541.72    9/5/2002    3/1/2005   County of Lexington So. Carolina            financial
 D-230276  $   663,804.00   9/20/2002   9/19/2004      Residential Funding Corp.                financial
 D-233345  $ 3,000,000.00  12/26/2002  12/31/2004    Old Republic Insurance Company             financial
 D-234681  $ 1,000,000.00   2/10/2003   1/31/2005  Industrial Properties Corporation            performance
 D-249445  $   250,000.00   6/30/2004  12/31/2004       Chase Manhattan Mortgage                financial

Suntrust
LC#                          ISSUED      EXPIRE                     BENEFICIARY                  ACTION  STANDBY LC TYPE
--------                     ------      ------                     -----------                  ------  ---------------
 F503221   $   319,680.00    3/7/2002    3/1/2005               Liberty Mutual Ins                         financial
 F840258   $   250,000.00  12/12/2002  12/12/2004               Liberty Mutual Ins                         financial
 P000072   $     2,383.00  11/18/2002   7/26/2004               Orange County BOCC                         performance
 P000126   $   296,624.00  12/12/2002  12/12/2004               City of Mt. Juliet                         performance
 P000127   $    32,571.00  12/12/2002  12/12/2004               City of Mt. Juliet                         performance
 P000184   $   205,305.86    1/6/2003  12/23/2004                  Union County                            performance
 P000185   $    22,812.80    1/6/2003  12/23/2004                  Union County                            performance
 P000187   $     5,252.00    1/6/2003   8/26/2004               Orange County BOCC                         performance
 P000210   $     6,030.00   1/13/2003   8/26/2004               Orange County BOCC                         performance
 P000262   $    42,000.00   1/30/2003    5/1/2005       County of York c/o James McReynolds                performance
 P000379   $   500,000.00   3/11/2003   3/11/2005              Commerce title Agenct                       performance
 P000473   $ 1,008,248.07   4/16/2003  10/31/2004                   Union City                             performance
 P000474   $   196,674.04   4/16/2003  10/31/2004                   Union City                             performance

CENTEX EXHIBITS AND SCHEDULES          24

                                                              [LETTER OF CREDIT]

Suntrust
LC#                          ISSUED      EXPIRE                     BENEFICIARY                  ACTION  STANDBY LC TYPE
--------                     ------      ------                     -----------                  ------  ---------------
 P000475   $    40,250.00   4/16/2003   6/30/2005                   Union City                             performance
 P000487   $   403,648.00   4/25/2003  12/31/2004          City bof Inner Grove Heights                    performance
 P000495   $ 2,150,000.00   4/28/2003   4/28/2005       County of York c/o James McReynolds                performance
 P000635   $    28,220.00   7/10/2003    7/9/2005          West Wilson Utility District                    performance
 P000685   $    39,762.00    8/4/2003    8/4/2004           South Valley Sewer District                    performance
 P601230   $    20,550.00   3/13/2001    2/1/2005               City of Maple Grove                        performance
 P601250   $   133,795.00   4/11/2001    4/1/2005            Powhatan Enterprises Inc                      performance
 P601253   $     6,500.00   4/13/2001   4/11/2005                City of Brentwood                         performance
 P601272   $    72,000.00   4/30/2001   4/27/2005  Williamson Cnty Regional Planning Commission            performance
 P601275   $     6,000.00   4/30/2001   4/27/2005                City of Brentwood                         performance
 P601447   $   105,000.00   1/29/2002  12/14/2004     Board of Supervisors of Fairfax County               performance
 P601449   $   337,100.00   1/30/2002  12/14/2004     Board of Supervisors of Fairfax County               performance
 P601457   $   215,000.00   2/11/2002   1/31/2005     Board of Supervisors of Fairfax County               performance
 P601475   $ 1,500,000.00   3/20/2002   3/18/2005            Residential Funding Corp                      performance
 P601480   $    55,000.00   3/27/2002   3/27/2005                City of Rosemount                         performance
 P601500   $   161,800.00   4/18/2002   4/17/2005     Board of Supervisors of Fairfax County               performance
 P601558   $   146,150.00   6/14/2002   6/14/2005                City of Brentwood                         performance
 P601559   $    23,750.00   6/17/2002    6/3/2005       Metropolitan Dept of Water & Sewage                performance
 P601649   $   358,200.00  10/16/2002  10/11/2004     Board of Supervisors of Fairfax County               performance
 P000716   $    11,909.54   8/19/2003   8/19/2004               Orange County BOCC                         performance
 P000717   $     4,965.20   8/19/2003   8/19/2004               Orange County BOCC                         performance
 P001083   $   206,200.00    2/5/2004    2/4/2005                 Town of Smyrna                           performance
 P001084   $   228,000.00    2/5/2004    2/4/2005                 Town of Smyrna                           performance
 P001097   $   134,900.00   2/11/2004   2/11/2005                 Town of Smyrna                           performance
 P001300   $   101,600.00   5/25/2004   5/24/2005           County of Henrico, Virginia                    performance
 P001208   $    80,445.00   4/20/2004   4/20/2005                City of Mt Juliet                         performance
 P001209   $   343,092.00   4/20/2004   4/20/2005                City of Mt Juliet                         performance
 P001225   $   120,000.00   4/14/2004   4/16/2005               City of Spring Hill                        performance

CENTEX EXHIBITS AND SCHEDULES          25

                                                              [LETTER OF CREDIT]

  BNP
  LC#                       ISSUED      EXPIRE               BENEFICIARY            ACTION  STANDBY LC TYPE
  ---                       ------      ------               -----------            ------  ---------------
 S400150   $ 3,215,000.00   2/4/1994    2/8/2005     Travelers Indemnity Company               financial
91866446   $13,300,000.00  1/31/2003   1/31/2005   Zurich American Insurance Group             financial

Comerica
LC#                         ISSUED       EXPIRE               BENEFICIARY             ACTION  STANDBY LC TYPE
--------                    ------       ------               -----------             ------  ---------------
  583342   $    68,860.00   5/23/2003    2/1/2005         City of Maple Grove                   performance
  583272   $ 1,488,000.00   5/21/2003    2/1/2005         City of Maple Grove                   performance
  583273   $    17,545.00   5/21/2003    2/1/2005         City of Maple Grove                   performance
  583343   $   366,000.00   5/23/2003    2/1/2005         City of Maple Grove                   performance
  583344   $    23,430.00   5/23/2003    2/1/2005         City of Maple Grove                   performance
  583345   $ 1,067,400.00   5/23/2003    2/1/2005         City of Maple Grove                   performance
  583341   $ 1,022,774.00   5/23/2003   5/14/2005    Washtenaw County Rd Commission             performance
  583402   $   725,000.00   5/28/2003   5/28/2005       Wellington Partners LLC                 performance
  584189   $   742,054.00   6/30/2003   6/27/2005    Washtenaw County Rd Commission             performance
  584301   $   100,000.00    7/7/2003    7/2/2005           City of Rosemont                    performance
  584302   $   196,460.00    7/7/2003    7/2/2005           City of Rosemont                    performance
  584752   $ 1,816,313.00   7/22/2003   7/23/2004           City of Woodbury                    performance
  584753   $    54,022.20   7/22/2003   7/23/2004           City of Woodbury                    performance
  584943   $ 2,307,000.00   7/30/2003   7/30/2004       Wal-Mart Stores East LP                 performance
  584536   $   753,918.00   7/14/2003   7/11/2005    Washtenaw County Rd Commission             performance
  585535   $    86,400.00    9/8/2003    9/8/2004      Charter Township of Canton               performance
  585541   $    62,000.00    9/2/2003    2/1/2005         City of Maple Grove                   performance
  585542   $    20,700.00    9/2/2003    2/1/2005         City of Maple Grove                   performance
  585864   $   241,400.00   9/12/2003   9/11/2005           City of Rosemont                    performance
  585865   $   136,950.00   9/12/2003   9/11/2005           City of Rosemont                    performance
  586011   $    60,000.00   9/22/2003   9/17/2004           Wayne County, MI                    performance
  586078   $   329,957.00   9/22/2003   9/19/2005  Washtenaw County Drain Commission            performance
  587497   $   886,553.60  11/19/2003  11/18/2004     City of Loveland (Colorado)               performance
  589030   $   125,000.00   1/23/2004   1/21/2005     Village of Lake in the Hills              performance
  589031   $   105,000.00   1/23/2004   1/21/2005     Village of Lake in the Hills              performance

CENTEX EXHIBITS AND SCHEDULES          26

                                                              [LETTER OF CREDIT]

Comerica
LC#                         ISSUED       EXPIRE               BENEFICIARY                    ACTION  STANDBY LC TYPE
--------                    ------       ------               -----------                    ------  ---------------
  589113  $     57,744.17  1/29/2004   1/26/2005   Harris County Municipal Utility District            performance
  589114  $    495,581.68  1/29/2004   1/26/2005   Harris County Municipal Utility District            performance
  589115  $    124,789.92  1/29/2004   1/26/2005   Harris County Municipal Utility District            performance
  589734  $     78,729.00  2/24/2004   2/20/2005     Washtenaw County Drain Commissioners              performance
  590337  $    144,950.00  3/15/2004   3/12/2005         Charter Township of Superior                  performance
  590338  $     21,500.00  3/15/2004   3/12/2005        Washtenaw county Building Dept                 performance
  590645  $    313,161.60  3/25/2004   3/24/2005              Hartland Township                        performance
  591080  $  1,047,098.23  4/12/2004    4/7/2006                City of Oregon                         performance
  591090  $  1,054,000.00   4/9/2004    4/9/2005               City of Rosemont                        performance
  591091  $     99,000.00   4/9/2004    4/9/2005               City of Rosemont                        performance
  591092  $    121,000.00   4/9/2004    4/9/2005               City of Rosemont                        performance
  591093  $    351,395.00   4/9/2004    4/9/2005               City of Rosemont                        performance
  591094  $    227,150.00   4/9/2004    4/9/2005               City of Rosemont                        performance
  591146  $  3,517,300.00  4/13/2004    4/9/2005               City of Rosemont                        performance
  591726  $    746,800.00  4/30/2004   4/29/2005               City of Rosemont                        performance
  591727  $     49,500.00  4/30/2004   4/29/2005               City of Rosemont                        performance
  591728  $    127,050.00  4/30/2004   4/29/2005               City of Rosemont                        performance
  591955  $     70,000.00  5/10/2004    5/6/2005               Wayne County, MI                        performance
  593376  $    873,433.00  6/30/2004   6/30/2005              City of Chaska, MN                       performance
  593377  $  2,232,000.00  6/30/2004   6/29/2005             City of Buffalo, MN                       performance
  593576  $  1,786,000.00   7/8/2004    7/8/2005             City of Shakopee, MN                      performance
  593575  $    168,750.00   7/8/2004    7/8/2005               City if Hugo, MN                        performance
          ---------------
TOTAL     $194,905,054.79
          ---------------

CENTEX EXHIBITS AND SCHEDULES          27

                                                              [LETTER OF CREDIT]

                                  SCHEDULE 2.1

                  LENDERS AND COMMITMENTS; ADDRESSES FOR NOTICE

                   NAME AND ADDRESS OF LENDERS                           COMMITMENT              PRO RATA PART
                   ---------------------------                           ----------              -------------
Bank of America, N.A.                                                    $35,000,000             11.666666667%
Attn:  Charlene Wright-Jones
IL1-231-10-35
231 S. LaSalle Street
Chicago, IL 60604
Phone:  312.828.4160
Fax:  312.828.3950

[With a copy to:

Bank of America, N.A.
Attn: Agency Management
901 Main Street, 14th Floor
Dallas, TX  75202
Phone:  214.209.4109
Fax:  214-290-9448]

JPMorgan Chase Bank                                                      $25,000,000              8.333333333%
Attn:  David L. Howard
2200 Ross Avenue, Third Floor
Dallas, TX  75201
Phone:  214.965.4756
Fax:  214.965.2044

The Royal Bank of Scotland plc                                           $25,000,000              8.333333333%
Attn:  Dave Apps
101 Park Avenue
New York, NY  10178
Phone:  212.401.3745
Fax:  212.401.3456

CENTEX EXHIBITS AND SCHEDULES          28

                                                              [LETTER OF CREDIT]

                   NAME AND ADDRESS OF LENDERS                           COMMITMENT              PRO RATA PART
                   ---------------------------                           ----------              -------------
Citicorp North America, Inc.                                             $25,000,000              8.333333333%
Attn:  Michael Chlopak
390 Greenwich Street, 1st Floor
New York, NY  10013
Phone:  212.723.5899
Fax:  212.723.8547

BNP Paribas                                                              $25,000,000              8.333333333%
Attn:  Jeff Tebeaux
12201 Merit Drive, Suite 860
Dallas, TX  75251
Phone:  214.953.9737
Fax:  972.788.9140

Calyon New York Branch                                                   $25,000,000              8.333333333%
Attn:  Robert Smith
2200 Ross Avenue, Suite 4400 West
Dallas, TX  75201
Phone:  214.220.2311
Fax:  214.220.2323

Credit Suisse First Boston, acting through its Cayman Islands            $25,000,000              8.333333333%
Branch
Attn:  William O'Daly
Eleven Madison Avenue
New York, NY  10010
Phone:  212.325.1986
Fax:  212.743.2254

SunTrust Bank                                                            $25,000,000              8.333333333%
Attn:  W. John Wendler
8245 Boone Boulevard, Suite 820
Vienna, VA  22181
Phone:  703.902.9041
Fax:  703.902.9245

CENTEX EXHIBITS AND SCHEDULES          29

                                                              [LETTER OF CREDIT]

                   NAME AND ADDRESS OF LENDERS                           COMMITMENT              PRO RATA PART
                   ---------------------------                           ----------              -------------
The Bank of Tokyo-Mitsubishi, Ltd.                                       $15,000,000              5.000000000%
Attn:  Brenda Trader
2001 Ross Avenue, Suite 3150
Dallas, TX  75201
Phone:  214.954.1200 ext. 111
Fax:  214.954.1007

Washington Mutual Bank, FA                                               $15,000,000              5.000000000%
Attn:  Javier Barrera
180 Grand Avenue, Suite 800
Oakland, CA  94612
Phone:  510.267.6242
Fax:  510.836.2589

Lloyds TSB Bank plc                                                      $15,000,000              5.000000000%
Attn:  Windsor Davies
1251 Avenue of the Americas, 39th Floor
New York, NY  10020
Phone:  212.930.8909
Fax:  212.930.5098

Comerica Bank                                                            $12,500,000              4.166666667%
Attn:  Casey L. Ostrander
500 Woodward Avenue, 7th Floor
MC: 3256
Detroit, MI 48226
Phone:  313.222.5286
Fax:  313.222.9295

PNC Bank, National Association                                           $10,000,000              3.333333333%
Attn:  Douglas Paul
2 Tower Center, 18th Floor
East Brunswick, NJ  08816
Phone:  732.220.3566
Fax:  732.220.3744

CENTEX EXHIBITS AND SCHEDULES          30

                                                              [LETTER OF CREDIT]

                   NAME AND ADDRESS OF LENDERS                           COMMITMENT              PRO RATA PART
                   ---------------------------                           ----------              -------------
Banca di Roma - Chicago Branch                                          $  7,500,000              2.500000000%
Attn:  Joyce Montgomery
225 West Washington, Suite 1200
Chicago, IL  60606
Phone:  312.704.2648
Fax:  312.726.3058

UBS Loan Finance LLC                                                    $  5,000,000              1.666666667%
Attn:  Denise Conzo
677 Washington Boulevard
6-South
Stamford, CT  06901
Phone:  203.719.3853
Fax:  203.719.3888

The Northern Trust Company                                              $  5,000,000              1.666666667%
Attn:  Paul Theiss
50 South LaSalle Street
Chicago, IL  60675
Phone:  312.557.1791
Fax:  312.444.7028

US Bank National Association                                            $  5,000,000              1.666666667%
Attn:  David Higbee
One US Bank Plaza
SL-MO-T12M
St. Louis, MO  63101
Phone:  314.418.1967
Fax:  314.418.3859

                              Totals                                    $300,000,000                   100.00%

CENTEX EXHIBITS AND SCHEDULES          31

                                                              [LETTER OF CREDIT]

                                  SCHEDULE 7.3

                                  SUBSIDIARIES

                                                                                                                  OWNERSHIP
SUBSIDIARY                                                                        STATE OF FORMATION             PERCENTAGE
----------                                                                        ------------------             ----------
3333 DEVELOPMENT CORPORATION                                                           (Nevada)                        100%
3333 HOLDING CORPORATION                                                               (Nevada)                        100%
A. W. MORTGAGE, L.P.                                                                   (Texas)                       50.01%
AAA HOLDINGS, L.P.                                                                    (Delaware)                       100%
ABC HOMES LIMITED                                                                  (United Kingdom)                     50%
ACCORD LENDING, L.P.                                                                   (Texas)                       50.01%
ADFINET, INC.                                                                          (Nevada)                        100%
ADFITECH, INC.                                                                         (Nevada)                        100%
AMERICAN LANDMARK MORTGAGE, LTD.                                                      (Florida)                      50.01%
AMERICAN MODULAR FINANCIAL, L.P.                                                     (Washington)                    50.01%
ARMOR INSURANCE COMPANY                                                               (Vermont)                        100%
ASHLEY TURNER FINANCE, L.P.                                                            (Texas)                       50.01%
ASSURANCE FINANCIAL SERVICES, L.P.                                                   (Washington)                    50.01%
AT-HOME MORTGAGE ASSOCIATES, LTD.                                                     (Florida)                      50.01%
AUSTIN PARTNERS IN LENDING, L.P.                                                       (Texas)                       50.01%
BARRINGTON CARPET, LLC                                                                (Delaware)                       100%
BATESON DAILEY, A JOINT VENTURE                                                       (Michigan)                        65%
BENEFIT ASSET MANAGEMENT CORPORATION                                                 (California)                      100%
BUILDER'S HOME MORTGAGE, L.P.                                                        (Washington)                    50.01%
CDC2020 PLC                                                                              (UK)                        99.95%
CDMC HOLDING, INC.                                                                     (Nevada)                        100%
CENTEX ATLANTIC, LCL                                                                  (Delaware)                       100%
CENTEX BUILDING SERVICES, INC.                                                         (Nevada)                        100%
CENTEX COMMERCIAL DEVELOPMENT, L.P.                                                   (Delaware)                     99.95%
CENTEX COMMERCIAL DEVELOPMENT, LLC                                                    (Delaware)                     99.95%
CENTEX CONCORD                                                                       (Tennessee)                        50%
CENTEX CONCORD PROPERTY MANAGEMENT, L.L.C.                                           (Tennessee)                        50%
CENTEX CONSTRUCTION COMPANY, INC.                                                      (Nevada)                        100%
CENTEX CONSTRUCTION GROUP SERVICES, LLC                                               (Delaware)                       100%
CENTEX CONSTRUCTION GROUP, INC.                                                        (Nevada)                        100%
CENTEX DEVELOPMENT COMPANY UK-LIMITED                                                    (UK)                        99.95%
CENTEX DEVELOPMENT COMPANY, L.P.                                                      (Delaware)                     99.95%
CENTEX DEVELOPMENT FUNDING COMPANY UK LIMITED                                            (UK)                        99.95%
CENTEX DEVELOPMENT MANAGEMENT COMPANY                                                  (Nevada)                        100%
CENTEX ENGINEERING & CONSTRUCTION, INC.                                                (Nevada)                        100%
CENTEX EQUITY CORPORATION                                                              (Nevada)                        100%

                                                              [LETTER OF CREDIT]

                                                                                                                  OWNERSHIP
SUBSIDIARY                                                                        STATE OF FORMATION             PERCENTAGE
----------                                                                        ------------------             ----------
CENTEX FINANCIAL SERVICES, INC.                                                        (Nevada)                        100%
CENTEX GOLDEN CONSTRUCTION COMPANY                                                     (Nevada)                        100%
CENTEX HOME EQUITY COMPANY, LLC                                                       (Delaware)                       100%
CENTEX HOME SERVICES COMPANY                                                           (Nevada)                        100%
CENTEX HOMES                                                                           (Nevada)                      99.95%
CENTEX HOMES INTERNATIONAL LIMITED                                                 (United Kingdom)                    100%
CENTEX HOMES LIMITED                                                                     (UK)                        99.95%
CENTEX HOMES UK LIMITED                                                                  (UK)                        99.95%
CENTEX HOMES MARKETING, INC.                                                          (Georgia)                        100%
CENTEX HOMES OF CALIFORNIA II, LLC                                                    (Delaware)                     99.73%
CENTEX HOMES OF CALIFORNIA, LLC                                                       (Delaware)                     99.73%
CENTEX HOMES REALTY COMPANY                                                            (Nevada)                        100%
CENTEX HOMES REALTY, INC.                                                             (Michigan)                       100%
CENTEX HOMES, INC.                                                                     (Texas)                         100%
CENTEX HOMES, LLC                                                                     (Delaware)                     99.95%
CENTEX HOMETEAM LAWN CARE, LLC                                                        (Delaware)                       100%
CENTEX INDUSTRIAL CAMARILLO IV, LLC                                                   (Delaware)                     99.95%
CENTEX INTERNATIONAL, INC.                                                             (Nevada)                        100%
CENTEX INTERNATIONAL, LLC                                                             (Delaware)                     98.95%
CENTEX LAND HOLDINGS GENPAR, LLC                                                      (Delaware)                     99.95%
CENTEX LAND HOLDINGS, L.P.                                                            (Delaware)                     99.95%
CENTEX LAND INVESTMENTS II, LLC                                                       (Delaware)                     99.95%
CENTEX LAND VISTA RIDGE LEWISVILLE III GENPAR, LLC                                    (Delaware)                       100%
CENTEX LAND VISTA RIDGE LEWISVILLE III, L.P.                                          (Delaware)                       100%
CENTEX LANDIS LIMITED LIABILITY COMPANY NO.1                                         (Louisiana)                       100%
CENTEX LATIN AMERICA, INC.                                                             (Nevada)                        100%
CENTEX LEE, LLC                                                                       (Delaware)                        80%
CENTEX LOST CREEK RANCH, LLC                                                          (Delaware)                     99.95%
CENTEX MANAGEMENT SERVICES LIMITED                                                 (United Kingdom)                  98.95%
CENTEX MANUFACTURED HOUSING GROUP, LLC                                                (Delaware)                       100%
CENTEX MOSELEY, LLC                                                                   (Virginia)                        90%
CENTEX MULTI-FAMILY COMMUNITITES, L.P.                                                (Delaware)                     99.95%
CENTEX MULTI-FAMILY COMMUNITITES, LLC                                                 (Delaware)                     99.95%
CENTEX MULTI-FAMILY COMPANY                                                           (Delaware)                     99.95%
CENTEX MULTI-FAMILY INVESTMENTS, L.P.                                                 (Delaware)                     99.95%
CENTEX MULTI-FAMILY ST. PETE HOLDING CO., L.L.C.                                      (Delaware)                     99.95%
CENTEX MULTI-FAMILY ST. PETE II, L.L.C.                                               (Delaware)                     99.95%
CENTEX MULTI-FAMILY UPPER LANDING, LLC                                                (Delaware)                     99.95%
CENTEX OFFICE CITYMARK I GENERAL PARTNER, LLC                                         (Delaware)                     99.95%
CENTEX OFFICE CITYMARK I, L.P.                                                        (Delaware)                     99.95%
CENTEX OFFICE GENERAL PARTNER, LLC                                                    (Delaware)                     99.95%

                                                              [LETTER OF CREDIT]

                                                                                                                  OWNERSHIP
SUBSIDIARY                                                                        STATE OF FORMATION             PERCENTAGE
----------                                                                        ------------------             ----------
CENTEX OFFICE SOUTHPOINTE II, L.L.C.                                                  (Delaware)                     99.95%
CENTEX OFFICE VISTA RIDGE LEWISVILLE II, L.P.                                         (Delaware)                     99.95%
CENTEX REAL ESTATE CONSTRUCTION COMPANY                                                (Nevada)                        100%
CENTEX REAL ESTATE CORPORATION                                                         (Nevada)                        100%
CENTEX REALTY, INC.                                                                    (Florida)                       100%
CENTEX RODGERS, INC.                                                                   (Nevada)                        100%
CENTEX ROONEY CONSTRUCTION CO., INC./LANDIS COMPANY, INC. A JOINT VENTURE            (Louisiana)                        70%
CENTEX ROONEY CONSTRUCTION CO., INC./RATTLER CONSTRUCTION CONTRACTORS, INC.,
A JOINT VENTURE                                                                       (Florida)                         75%
CENTEX ROONEY CONSTRUCTION COMPANY/ACI, A JOINT VENTURE                               (Florida)                         50%
CENTEX ROONEY MARINE, INC.                                                            (Florida)                        100%
CENTEX ROONEY/BOND CLASSROOMS, LLC                                                    (Delaware)                        50%
CENTEX ROONEY/GRAY CONSTRUCTION, A JOINT VENTURE                                      (Florida)                         85%
CENTEX ROONEY/HLM CORRECTIONAL DESIGN BLDRS, LC                                       (Florida)                         70%
CENTEX ROONEY/LLT, A JOINT VENTURE                                                    (Florida)                         75%
CENTEX ROONEY/PGAL DESIGN BUILDERS, L.C.                                              (Florida)                         90%
CENTEX ROONEY/RS&H DESIGN BUILDERS, L.C.                                              (Florida)                         90%
CENTEX ROONEY/PEREZ & PEREZ DESIGN/BUILDERS, L.L.C.                                   (Delaware)                        90%
CENTEX ROONEY/SCHENKEL SHULTZ DESIGN/BUILDERS, L.C.                                   (Florida)                         50%
CENTEX SECURITY, INC.                                                                  (Nevada)                        100%
CENTEX SEISMIC SERVICES, INC.                                                          (Nevada)                         95%
CENTEX SERVICE COMPANY                                                                 (Nevada)                        100%
CENTEX SMITHGROUP, L.L.C.                                                             (Delaware)                       100%
CENTEX STRATEGIC LAND LIMITED                                                            (UK)                        99.95%
CENTEX TECHNOLOGY, INC.                                                                (Nevada)                        100%
CENTEX/THACKER, A JOINT VENTURE                                                       (Florida)                         80%
CENTEX TITLE & ANCILLARY SERVICES, INC.                                                (Nevada)                        100%
CENTEX UK LTD                                                                            (UK)                        99.95%
CENTEX/F&S, L.L.C.                                                                    (Delaware)                       100%
CENTEX/FPC, L.L.C.                                                                    (Delaware)                       100%
CENTEX/HKS II, L.L.C.                                                                 (Delaware)                       100%
CENTEX/HKS, CANYON, L.L.C.                                                            (Delaware)                       100%
CENTEX/HKS, L.L.C.                                                                    (Delaware)                       100%
CENTEX/MORRIS II, L.L.C.                                                              (Delaware)                       100%
CENTEX/MORRIS, L.L.C.                                                                 (Delaware)                       100%
CENTEX/OMNIPLAN II, L.L.C.                                                            (Delaware)                       100%
CENTEX/OMNIPLAN, L.L.C.                                                               (Delaware)                       100%
CENTEX/PEGASUS, A JOINT VENTURE                                                        (Texas)                          90%

                                                              [LETTER OF CREDIT]

                                                                                                                  OWNERSHIP
SUBSIDIARY                                                                        STATE OF FORMATION             PERCENTAGE
----------                                                                        ------------------             ----------
CENTEX/SCHENKEL SHULTZ, L.L.C.                                                        (Delaware)                       100%
CENTEX/WORTHGROUP, L.L.C.                                                             (Delaware)                       100%
CENTEX-3D/I, A JOINT VENTURE                                                           (Texas)                          90%
CENTEX-AIM CONSTRUCTION, L.L.C.                                                       (Michigan)                        80%
CENTEX-GILFORD, A JOINT VENTURE                                                       (Virginia)                     79.58%
CENTEX-GILFORD, A JOINT VENTURE II                                                    (Virginia)                        88%
CENTEX-ROONEY CONSTRUCTION CO. OF GEORGIA, LLC                                        (Delaware)                       100%
CENTEX-ROONEY CONSTRUCTION CO., INC.                                                  (Florida)                        100%
CENTEX-ROONEY CONSTRUCTION CO., INC./CONSTRUCT TWO CONSTRUCTION MGRS, INC., A
     JOINT VENTURE                                                                    (Florida)                         90%
CHEC ASSET RECEIVABLE CORPORATION                                                      (Nevada)                        100%
CHEC CONDUIT FUNDING, LLC                                                             (Delaware)                       100%
CHEC FUNDING, LLC                                                                     (Delaware)                       100%
CHEC INDUSTRIAL LOAN COMPANY                                                         (Tennessee)                       100%
CHEC INDUSTRIAL LOAN CORPORATION                                                     (Minnesota)                       100%
CHEC RESIDUAL, LLC                                                                    (Delaware)                       100%
CITY HOMEBUILDERS, INC.                                                                (Texas)                         100%
CKC FACILITIES GROUP, L.C.                                                            (Florida)                         60%
COMMERCE APPRAISAL SERVICES, LLC                                                      (Delaware)                       100%
COMMERCE LAND TITLE AGENCY, LLC                                                         (Ohio)                         100%
COMMERCE LAND TITLE, INC.                                                              (Nevada)                        100%
COMMERCE TITLE COMPANY                                                               (California)                      100%
COMMERCE TITLE COMPANY OF NEW MEXICO, LLC                                             (Delaware)                       100%
COMMERCE TITLE COMPANY, INC.                                                          (Alabama)                        100%
COMMERCE TITLE INSURANCE AGENCY, LLC                                                    (Utah)                         100%
COMMERCE TITLE INSURANCE COMPANY                                                     (California)                      100%
COMMERCE TITLE VENTURES, LLC                                                          (Delaware)                       100%
CORE MORTGAGE CONNECTION, L.P.                                                         (Texas)                       50.01%
CREC RISK HOLDING CORPORATION                                                          (Nevada)                        100%
CROSLAND ACCEPTANCE ASSOCIATES V                                                   (North Carolina)                    100%
CROSLAND BOND COMPANY                                                              (North Carolina)                    100%
CTX BUILDERS SUPPLY SERVICES, LLC                                                     (Delaware)                     99.95%
CTX HOLDING COMPANY                                                                    (Nevada)                        100%
CTX MORTGAGE COMPANY, LLC                                                             (Delaware)                       100%
CTX MORTGAGE FUNDING III, LLC                                                         (Delaware)                       100%
CTX MORTGAGE FUNDING, LLC                                                             (Delaware)                       100%
CTX MORTGAGE VENTURES CORPORATION                                                      (Nevada)                        100%
CTX MORTGAGE VENTURES, LLC                                                            (Delaware)                       100%
CTX SWAP I, LLC                                                                       (Delaware)                       100%
DARDEN FINANCIAL SERVICES, L.P.                                                        (Texas)                       50.01%
DESARROLLOS EN LATINOAMERICA SERVICIOS

                                                              [LETTER OF CREDIT]

                                                                                                                  OWNERSHIP
SUBSIDIARY                                                                        STATE OF FORMATION             PERCENTAGE
----------                                                                        ------------------             ----------
 ADMINSTRATIVOS S DE RL DE CV                                                          (Mexico)                        100%
DIAMOND LENDING GROUP, L.P.                                                            (Texas)                       50.01%
DUNDEE INSURANCE AGENCY, INC.                                                          (Texas)                         100%
ELIZABETH RIVER MORTGAGE, L.P.                                                         (Texas)                       50.01%
EMPRESAS INMOBILIARIAS DE MEXICO, S. DE R.L. DE C.V.                                   (Mexico)                        100%
EXPRESS FINANCIAL SERVICES, LIMITED PARTNERSHIP                                    (North Carolina)                  50.01%
FAIRCLOUGH HOMES GROUP LIMITED                                                           (UK)                        99.95%
FAIRCLOUGH HOMES LIMITED                                                                 (UK)                        99.95%
FAIRWAY FINANCIAL GROUP, L.P.                                                          (Texas)                       50.01%
FLORIDA LANDMARK MORTGAGE, L.P.                                                        (Texas)                       50.01%
FOUR OAKS MORTGAGE, L.P.                                                           (North Carolina)                  50.01%
FOX & JACOBS, INC.                                                                     (Texas)                         100%
GARDEN PLUS CO, INC.                                                                 (California)                      100%
GENBOND TWO, INC.                                                                  (North Carolina)                    100%
GHQ COMPANY, INC.                                                                      (Nevada)                        100%
GLG MORTGAGE, L.P.                                                                     (Texas)                       50.01%
GREAT LAKES DEVELOPMENT CO., INC.                                                      (Nevada)                     100.00%
HARWOOD INSURANCE SERVICES, LLC                                                      (California)                      100%
HARWOOD SERVICE COMPANY OF GEORGIA, LLC                                               (Georgia)                        100%
HARWOOD SERVICE COMPANY OF NEW JERSEY, LLC                                           (New Jersey)                      100%
HARWOOD SERVICE COMPANY, LLC                                                          (Delaware)                       100%
HARWOOD STREET FUNDING I, LLC                                                         (Delaware)                          *
HARWOOD STREET FUNDING II, LLC                                                        (Delaware)                       100%
HEARTLAND MORTGAGE, L.P.                                                             (California)                    50.01%
HOMEFRONTMORTGAGE, L.P.                                                              (Washington                     50.01%
HOMETEAM PEST DEFENSE, INC.                                                            (Nevada)                        100%
HOMETEAM PEST DEFENSE, LLC                                                            (Delaware)                       100%
INDEPENDENT GENERAL AGENCY, INC.                                                       (Texas)                         100%
JACK JENINGS & SONES/CENTEZ ROONEY, A JOINT VENTURE                                   (Florida)                         51%
JOHN CROSLAND COMPANY                                                              (North Carolina)                    100%
KIRCHMAN/CENTEX, A JOINT VENTURE                                                      (Florida)                         75%
LEWIS MORTGAGE COMPANY, L.P.                                                           (Texas)                       50.01%
LMX FINANCIAL SERVICES, LTD.                                                          (Florida)                      50.01%
LOWER MISSOURI RIVER, L.L.C.                                                          (Missouri)                     66.64%
MEADOW VISTA COMPANY, LLC                                                             (Delaware)                       100%
MELROSE PARK JOINT VENTURE                                                            (Florida)                      53.31%
METROPOLITAN TAX SERVICE, INC.                                                         (Nevada)                        100%
METROPOLITAN TITLE & GUARANTY COMPANY                                                 (Florida)                        100%
MH ACQUISITION COMPANY, LLC                                                           (Delaware)                       100%
MORTGAGE ACCEPTANCE ASSOCIATES NO. 2                                               (North Carolina)                    100%

                                                                         Page 36

                                                              [LETTER OF CREDIT]

                                                                                                                  OWNERSHIP
SUBSIDIARY                                                                        STATE OF FORMATION             PERCENTAGE
----------                                                                        ------------------             ----------
MORTGAGE COLLATERAL ASSOCIATES NO. 1                                               (North Carolina)                    100%
MORTGAGE COLLATERAL ASSOCIATES NO. 3                                               (North Carolina)                    100%
MORTGAGE PORTFOLIO SERVICES, INC.                                                     (Delaware)                       100%
MPS FUNDING CORPORATION                                                               (Delaware)                       100%
NAB ASSET COMPANY, LLC                                                                 (Texas)                         100%
NEW HOME MORTGAGE SPECIALISTS, L.P.                                                  (Washington)                    50.01%
NOMAS CORP.                                                                            (Nevada)                      99.73%
PDNB MORTGAGE COMPANY, L.P.                                                            (Texas)                       50.01%
PENNSTAR FINANCIAL, LLC                                                               (Delaware)                     50.01%
PINE RIDGE FINANCIAL, L.P.                                                           (Washington)                    50.01%
PRIME HOME MORTGAGE, L.P.                                                            (Washington)                    50.01%
ROBERG FINANCIAL, L.P.                                                                 (Texas)                       50.01%
SEABREEZE, LLC                                                                       (California)                     66.7%
SELECTIVE - DELAWARE, L.L.C.                                                          (Delaware)                     99.95%
ST LENDING, INC.                                                                      (Delaware)                     99.73%
SYCAMORE CREEK                                                                       (California)                    50.00%
TBG MORTGAGE, LTD.                                                                    (Florida)                      50.01%
T.W. LEWIS MORTGAGE COMPANY, L.P.                                                      (Texas)                       50.01%
THE JONES COMPANY BUILDING SERVICES, LLC                                               (Nevada)                      99.95%
THE JONES COMPANY HOMES REALTY, LLC                                                    (Nevada)                      99.95%
THE JONES COMPANY HOMES, LLC                                                           (Nevada)                      99.95%
TRIPLE A DELAWARE LIMITED, LLC                                                        (Delaware)                       100%
TRIPLE A GENERAL, LLC                                                                 (Delaware)                       100%
VENTURE TITLE AGENCY, LTD., LLLP                                                      (Florida)                      50.02%
VIEWTON PROPERTIES LIMITED                                                               (UK)                        99.95%
VISTA RIDGE BUSINESS PARK ASSOCIATION, INC.                                            (Texas)                       99.95%
WATERFORD AMERICAN MORTGAGE, LTD.                                                     (Florida)                      50.01%
WAYNE HOMES MID ATLANTIC, LLC                                                         (Delaware)                     99.95%
WAYNE HOMES, LLC                                                                      (Delaware)                     97.44%
WESTWOOD INSURANCE AGENCY                                                              (Nevada)                        100%
WESTWOOD INSURANCE AGENCY                                                            (California)                      100%
WESTWOOD INSURANCE AGENCY OF ARIZONA, INC.                                            (Arizona)                        100%
WINFIELD AFFILIATED MORTGAGE, L.P.                                                     (Texas)                       50.01%

                                                                                                                  OWNERSHIP
UNRESTRICTED SUBSIDIARY                                                           STATE OF FORMATION             PERCENTAGE
3333 DEVELOPMENT CORPORATION                                                           (Nevada)                        100%
3333 HOLDING CORPORATION                                                               (Nevada)                        100%
A. W. MORTGAGE, L.P.                                                                   (Texas)                       50.01%

                                                              [LETTER OF CREDIT]

                                                                                                                  OWNERSHIP
UNRESTRICTED SUBSIDIARY                                                           STATE OF FORMATION             PERCENTAGE
ACCORD LENDING, L.P.                                                                   (Texas)                       50.01%
ADFINET, INC.                                                                          (Nevada)                        100%
ADFITECH, INC.                                                                         (Nevada)                        100%
AMERICAN LANDMARK MORTGAGE, LTD.                                                      (Florida)                      50.01%
AMERICAN MODULAR FINANCIAL, L.P.                                                     (Washington)                    50.01%
ASHLEY TURNER FINANCE, L.P.                                                            (Texas)                       50.01%
ASSURANCE FINANCIAL SERVICES, L.P.                                                   (Washington)                    50.01%
AT-HOME MORTGAGE ASSOCIATES, LTD.                                                     (Florida)                      50.01%
AUSTIN PARTNERS IN LENDING, L.P.                                                       (Texas)                       50.01%
BENEFIT ASSET MANAGEMENT CORPORATION                                                 (California)                      100%
BUILDER'S HOME MORTGAGE, L.P.                                                        (Washington)                    50.01%
CDC2020 PLC                                                                              (UK)                        99.95%
CDMC HOLDING, INC.                                                                     (Nevada)                        100%
CENTEX COMMERCIAL DEVELOPMENT, L.P.                                                   (Delaware)                     99.95%
CENTEX COMMERCIAL DEVELOPMENT, LLC                                                    (Delaware)                     99.95%
CENTEX DEVELOPMENT COMPANY UK-LIMITED                                                    (UK)                        99.95%
CENTEX DEVELOPMENT COMPANY, L.P.                                                      (Delaware)                     99.95%
CENTEX DEVELOPMENT FUNDING COMPANY UK LIMITED                                            (UK)                        99.95%
CENTEX EQUITY CORPORATION                                                              (Nevada)                        100%
CENTEX FINANCIAL SERVICES, INC.                                                        (Nevada)                        100%
CENTEX HOME EQUITY COMPANY, LLC                                                       (Delaware)                       100%
CENTEX HOMES LIMITED                                                                     (UK)                        99.95%
CENTEX HOMES UK LIMITED                                                                  (UK)                        99.95%
CENTEX INDUSTRIAL CAMARILLO IV, LLC                                                   (Delaware)                     99.95%
CENTEX LAND HOLDINGS GENPAR, LLC                                                      (Delaware)                     99.95%
CENTEX LAND HOLDINGS, L.P.                                                            (Delaware)                     99.95%
CENTEX LAND INVESTMENTS II, LLC                                                       (Delaware)                     99.95%
CENTEX LAND VISTA RIDGE LEWISVILLE III GENPAR, LLC                                    (Delaware)                       100%
CENTEX LAND VISTA RIDGE LEWISVILLE III, L.P.                                          (Delaware)                       100%
CENTEX MULTI-FAMILY COMMUNITITES, L.P.                                                (Delaware)                     99.95%
CENTEX MULTI-FAMILY COMMUNITITES, LLC                                                 (Delaware)                     99.95%
CENTEX MULTI-FAMILY COMPANY                                                           (Delaware)                     99.95%
CENTEX MULTI-FAMILY INVESTMENTS, L.P.                                                 (Delaware)                     99.95%
CENTEX MULTI-FAMILY ST. PETE HOLDING CO., L.L.C.                                      (Delaware)                     99.95%
CENTEX MULTI-FAMILY ST. PETE II, L.L.C.                                               (Delaware)                     99.95%
CENTEX MULTI-FAMILY UPPER LANDING, LLC                                                (Delaware)                     99.95%
CENTEX OFFICE CITYMARK I GENERAL PARTNER, LLC                                         (Delaware)                     99.95%
CENTEX OFFICE CITYMARK I, L.P.                                                        (Delaware)                     99.95%
CENTEX OFFICE GENERAL PARTNER, LLC                                                    (Delaware)                     99.95%
CENTEX OFFICE SOUTHPOINTE II, L.L.C.                                                  (Delaware)                     99.95%
CENTEX OFFICE VISTA RIDGE LEWISVILLE II, L.P.                                         (Delaware)                     99.95%
CENTEX STRATEGIC LAND LIMITED                                                            (UK)                        99.95%

                                                              [LETTER OF CREDIT]

                                                                                                                  OWNERSHIP
UNRESTRICTED SUBSIDIARY                                                           STATE OF FORMATION             PERCENTAGE
CENTEX TECHNOLOGY, INC.                                                                (Nevada)                        100%
CENTEX TITLE & ANCILLARY SERVICES, INC.                                                (Nevada)                        100%
CENTEX UK LTD                                                                            (UK)                        99.95%
CHEC ASSET RECEIVABLE CORPORATION                                                      (Nevada)                        100%
CHEC CONDUIT FUNDING, LLC                                                             (Delaware)                       100%
CHEC FUNDING, LLC                                                                     (Delaware)                       100%
CHEC INDUSTRIAL LOAN COMPANY                                                         (Tennessee)                       100%
CHEC INDUSTRIAL LOAN CORPORATION                                                     (Minnesota)                       100%
CHEC RESIDUAL, LLC                                                                    (Delaware)                       100%
COMMERCE APPRAISAL SERVICES, LLC                                                      (Delaware)                       100%
COMMERCE LAND TITLE AGENCY, LLC                                                         (Ohio)                         100%
COMMERCE LAND TITLE, INC.                                                              (Nevada)                        100%
COMMERCE TITLE COMPANY                                                               (California)                      100%
COMMERCE TITLE COMPANY OF NEW MEXICO, LLC                                             (Delaware)                       100%
COMMERCE TITLE COMPANY, INC.                                                          (Alabama)                        100%
COMMERCE TITLE INSURANCE AGENCY, LLC                                                    (Utah)                         100%
COMMERCE TITLE INSURANCE COMPANY                                                     (California)                      100%
COMMERCE TITLE VENTURES, LLC                                                          (Delaware)                       100%
CORE MORTGAGE CONNECTION, L.P.                                                         (Texas)                       50.01%
CROSLAND ACCEPTANCE ASSOCIATES V                                                   (North Carolina)                    100%
CROSLAND BOND COMPANY                                                              (North Carolina)                    100%
CTX MORTGAGE COMPANY, LLC                                                             (Delaware)                       100%
CTX MORTGAGE FUNDING III, LLC                                                         (Delaware)                       100%
CTX MORTGAGE FUNDING, LLC                                                             (Delaware)                       100%
CTX MORTGAGE VENTURES CORPORATION                                                      (Nevada)                        100%
CTX MORTGAGE VENTURES, LLC                                                            (Delaware)                       100%
CTX SWAP I, LLC                                                                       (Delaware)                       100%
DARDEN FINANCIAL SERVICES, L.P.                                                        (Texas)                       50.01%
DIAMOND LENDING GROUP, L.P.                                                            (Texas)                       50.01%
DUNDEE INSURANCE AGENCY, INC.                                                          (Texas)                         100%
ELIZABETH RIVER MORTGAGE, L.P.                                                         (Texas)                       50.01%
EXPRESS FINANCIAL SERVICES, LIMITED PARTNERSHIP                                    (North Carolina)                  50.01%
FAIRCLOUGH HOMES GROUP LIMITED                                                           (UK)                        99.95%
FAIRCLOUGH HOMES LIMITED                                                                 (UK)                        99.95%
FAIRWAY FINANCIAL GROUP, L.P.                                                          (Texas)                       50.01%
FLORIDA LANDMARK MORTGAGE, L.P.                                                        (Texas)                       50.01%
FOUR OAKS MORTGAGE, L.P.                                                           (North Carolina)                  50.01%
GENBOND TWO, INC.                                                                  (North Carolina)                    100%
GLG MORTGAGE, L.P.                                                                     (Texas)                       50.01%
GREAT LAKES DEVELOPMENT CO., INC.                                                      (Nevada)                     100.00%
HARWOOD INSURANCE SERVICES, LLC                                                      (California)                      100%
HARWOOD SERVICE COMPANY OF GEORGIA, LLC                                               (Georgia)                        100%

                                                              [LETTER OF CREDIT]

                                                                                                                  OWNERSHIP
UNRESTRICTED SUBSIDIARY                                                           STATE OF FORMATION             PERCENTAGE
HARWOOD SERVICE COMPANY OF NEW JERSEY, LLC                                           (New Jersey)                      100%
HARWOOD SERVICE COMPANY, LLC                                                          (Delaware)                       100%
HARWOOD STREET FUNDING I, LLC                                                         (Delaware)                          *
HARWOOD STREET FUNDING II, LLC                                                        (Delaware)                       100%
HEARTLAND MORTGAGE, L.P.                                                             (California)                    50.01%
HOMEFRONTMORTGAGE, L.P.                                                              (Washington                     50.01%
JOHN CROSLAND COMPANY                                                              (North Carolina)                    100%
LEWIS MORTGAGE COMPANY, L.P.                                                           (Texas)                       50.01%
LMX FINANCIAL SERVICES, LTD.                                                          (Florida)                      50.01%
METROPOLITAN TAX SERVICE, INC.                                                         (Nevada)                        100%
METROPOLITAN TITLE & GUARANTY COMPANY                                                 (Florida)                        100%
MH ACQUISITION COMPANY, LLC                                                           (Delaware)                       100%
MORTGAGE ACCEPTANCE ASSOCIATES NO. 2                                               (North Carolina)                    100%
MORTGAGE COLLATERAL ASSOCIATES NO. 1                                               (North Carolina)                    100%
MORTGAGE COLLATERAL ASSOCIATES NO. 3                                               (North Carolina)                    100%
MORTGAGE PORTFOLIO SERVICES, INC.                                                     (Delaware)                       100%
MPS FUNDING CORPORATION                                                               (Delaware)                       100%
NAB ASSET COMPANY, LLC                                                                 (Texas)                         100%
NEW HOME MORTGAGE SPECIALISTS, L.P.                                                  (Washington)                    50.01%
PDNB MORTGAGE COMPANY, L.P.                                                            (Texas)                       50.01%
PENNSTAR FINANCIAL, LLC                                                               (Delaware)                     50.01%
PINE RIDGE FINANCIAL, L.P.                                                           (Washington)                    50.01%
PRIME HOME MORTGAGE, L.P.                                                            (Washington)                    50.01%
ROBERG FINANCIAL, L.P.                                                                 (Texas)                       50.01%
TBG MORTGAGE, LTD.                                                                    (Florida)                      50.01%
T.W. LEWIS MORTGAGE COMPANY, L.P.                                                      (Texas)                       50.01%
VENTURE TITLE AGENCY, LTD., L.P.                                                      (Florida)                      50.02%
VIEWTON PROPERTIES LIMITED                                                               (UK)                        99.95%
VISTA RIDGE BUSINESS PARK ASSOCIATION, INC.                                            (Texas)                       99.95%
WATERFORD AMERICAN MORTGAGE, LTD.                                                     (Florida)                      50.01%
WINFIELD AFFILIATED MORTGAGE, L.P.                                                     (Texas)                       50.01%
WESTWOOD INSURANCE AGENCY                                                              (Nevada)                        100%
WESTWOOD INSURANCE AGENCY                                                            (California)                      100%
WESTWOOD INSURANCE AGENCY OF ARIZONA, INC.                                            (Arizona)                        100%

*Owned 100% by holders of various series of Subordinated Certificates issued by Harwood Street Funding I, LLC. These holders are not affiliated with Centex Corporation.